                                                                                                                                  FILED PURSUANT TO RULE 433
                                                                                                                                 REGISTRATION NO. 333-140614

PRELIMINARY TERM SHEET NO. 2

RFMSI SERIES 2007-SA4 TRUST
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2007-SA4

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
Depositor

(Commission File No. 333-140614)

RESIDENTIAL FUNDING COMPANY, LLC
Sponsor and Master Servicer

U.S. BANK NATIONAL ASSOCIATION, Trustee

RESIDENTIAL FUNDING SECURITIES, LLC
Lead Underwriter

THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A BASE  PROSPECTUS) WITH THE SECURITIES AND EXCHANGE  COMMISSION,  OR SEC, FOR THE OFFERING TO
WHICH THIS COMMUNICATION  RELATES.  BEFORE YOU INVEST, YOU SHOULD READ THE BASE PROSPECTUS IN THAT REGISTRATION  STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR
HAS FILED WITH THE SEC FOR MORE COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE OFFERING.  YOU MAY GET THESE  DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON
THE SEC WEB SITE AT WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY UNDERWRITER OR ANY DEALER  PARTICIPATING  IN THE OFFERING WILL ARRANGE TO SEND YOU THE
BASE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-888-523-3990.

THIS TERM SHEET NO. 2 IS NOT REQUIRED TO, AND DOES NOT,  CONTAIN ALL  INFORMATION  THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS
SUPPLEMENT FOR THE OFFERED CERTIFICATES.  THE INFORMATION IN THIS TERM SHEET NO. 2 IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE  INFORMATION  IN THIS TERM SHEET NO. 2, IF CONVEYED  PRIOR TO THE TIME OF YOUR  COMMITMENT  TO  PURCHASE  ANY OF THE  OFFERED  CERTIFICATES,  SUPERSEDES
INFORMATION  CONTAINED  IN ANY PRIOR  SIMILAR TERM SHEET NO. 2, THE TERM SHEET  SUPPLEMENT  NO. 2 AND ANY OTHER FREE  WRITING  PROSPECTUS  RELATING TO THOSE
OFFERED CERTIFICATES.

THIS TERM SHEET NO. 2 AND THE RELATED TERM SHEET  SUPPLEMENT  NO. 2 IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES  IN ANY
STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

AUGUST 28, 2007

                                        IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN ANY FINAL TERM SHEET FOR ANY
                                    CLASS OF OFFERED CERTIFICATES, THE TERM SHEET SUPPLEMENT NO. 2 AND THE RELATED BASE
                                                    PROSPECTUS WITH RESPECT TO THE OFFERED CERTIFICATES

We provide information to you about the offered certificates in three or more separate documents that provide progressively more detail:

            -           the related base prospectus,  dated April 6, 2007, which provides  general  information,  some of which may not apply to the offered certificates;

            -           the term sheet  supplement no. 2, dated August 28, 2007,  which provides  general  information  about series of certificates  issued pursuant  to the  depositor's  "Jumbo A"  floating  rate  program,  or the SA  Program,  some of which may not apply to the  offered certificates; and

            -           this term sheet no. 2, which  describes  terms  applicable  to the  classes of offered  certificates  described  herein,  provides a description of certain preliminary  collateral  regarding the mortgage loans and the parties to the transaction,  and provides other information related to the offered certificates.

This term sheet no. 2 provides a very general  overview of certain terms of the offered  certificates  and does not contain all of the information  that you should consider in making your investment decision.  To understand all of the terms of a class of the offered  certificates,  you should read carefully this document, the term sheet supplement no. 2, and the entire base prospectus.

The related base prospectus  filed by the depositor has been filed in connection with prior series of certificates  issued under the SA program,  and may be found on, the SEC's website at  http://www.sec.gov.

The registration statement to which this offering relates is Commission File Number 333-140614.

If the  description  of the offered  certificates  in this term sheet no. 2 differs from the  description  of the offered  certificates  in the related base prospectus  or the term sheet  supplement  no. 2, you should rely on the  description  in this term sheet no. 2. Defined  terms used but not defined  herein shall have the meaning ascribed thereto in the term sheet supplement no. 2  and the related base prospectus.

The offered certificates herein are reflected in the table below.

THE INFORMATION IN THIS TERM SHEET NO. 2, IF CONVEYED PRIOR TO THE TIME OF YOUR CONTRACTUAL  COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES,  SUPERSEDES ANY
INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE CERTIFICATES.  THE INFORMATION IN THIS TERM SHEET NO. 2 IS PRELIMINARY,  AND IS SUBJECT
TO COMPLETION  OR CHANGE.  THIS TERM SHEET NO. 2 IS BEING  DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH  INFORMATION  ABOUT THE OFFERING OF THE  CERTIFICATES
REFERRED TO IN THIS TERM SHEET NO. 2 AND THE TERM SHEET SUPPLEMENT NO. 2 AND TO SOLICIT AN OFFER TO PURCHASE THE CERTIFICATES,  WHEN, AS AND IF ISSUED.  ANY
SUCH OFFER TO PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL  COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES,  UNTIL
WE HAVE ACCEPTED YOUR OFFER TO PURCHASE THE CERTIFICATES.

THE  CERTIFICATES  REFERRED TO IN THESE MATERIALS ARE BEING SOLD WHEN, AS AND IF ISSUED.  THE ISSUING ENTITY IS NOT OBLIGATED TO ISSUE SUCH  CERTIFICATES OR
ANY SIMILAR SECURITY AND THE  UNDERWRITER'S  OBLIGATION TO DELIVER SUCH  CERTIFICATES IS SUBJECT TO THE TERMS AND CONDITIONS OF THE  UNDERWRITING  AGREEMENT
WITH THE ISSUING  ENTITY AND THE  AVAILABILITY  OF SUCH  CERTIFICATES  WHEN, AS AND IF ISSUED BY THE ISSUING  ENTITY.  YOU ARE ADVISED THAT THE TERMS OF THE
CERTIFICATES,  AND THE  CHARACTERISTICS  OF THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE POSSIBILITY THAT MORTGAGE LOANS
THAT  COMPRISE THE POOL MAY BECOME  DELINQUENT OR DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT  MORTGAGE  LOANS MAY BE ADDED TO THE
POOL,  AND THAT ONE OR MORE  CLASSES OF  CERTIFICATES  MAY BE SPLIT,  COMBINED OR  ELIMINATED),  AT ANY TIME PRIOR TO ISSUANCE  OR  AVAILABILITY  OF A FINAL
PROSPECTUS.  YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT HAVE THE CHARACTERISTICS  DESCRIBED IN THESE MATERIALS.  THE UNDERWRITER'S  OBLIGATION
TO SELL SUCH  CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS AND THE CERTIFICATES  HAVING THE  CHARACTERISTICS  DESCRIBED IN THESE  MATERIALS.  IF
FOR ANY REASON THE ISSUING ENTITY DOES NOT DELIVER SUCH  CERTIFICATES,  THE UNDERWRITER  WILL NOTIFY YOU, AND NEITHER THE ISSUING ENTITY NOR ANY UNDERWRITER
WILL HAVE ANY OBLIGATION TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES  WHICH YOU HAVE COMMITTED TO PURCHASE,  AND NONE OF THE ISSUING ENTITY NOR
ANY UNDERWRITER WILL BE LIABLE FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH NON-DELIVERY.

NEITHER THE ISSUING ENTITY NOR ANY OF ITS AFFILIATES  PREPARED,  PROVIDED,  APPROVED OR VERIFIED ANY STATISTICAL OR NUMERICAL  INFORMATION  PROVIDED HEREIN,
ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL DATA PROVIDED BY THE ISSUING ENTITY OR ITS AFFILIATES.

RISK FACTORS

The offered  certificates are not suitable  investments for all investors.  In particular,  you should not purchase any class of offered certificates unless you understand the prepayment,  credit,  liquidity and market risks associated with that class. The offered certificates are complex securities.  You should possess,  either alone or together with an investment advisor,  the expertise necessary to evaluate the information  contained in this term sheet no. 2, the term sheet  supplement no. 2 and the related base  prospectus  for the offered  certificates  in the context of your  financial  situation and tolerance for risk. You should  carefully  consider,  among other things,  all of the applicable  risk factors in connection with the purchase of any class of the offered certificates listed in the section entitled "Risk Factors" in the term sheet supplement no. 2.

This is a Crossed  Transaction as described in the term sheet  supplement no. 2 and is not an Excess  Transaction as described in the term sheet  supplement
no. 2.

--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
                              PASS-THROUGH RATE             INITIAL CERTIFICATE                     INITIAL
          CLASS                                            PRINCIPAL BALANCE(1)                    RATING(2)                                 DESIGNATIONS
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
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                                                                             OFFERED CERTIFICATES

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--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
          I-A(3)                 Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
         II-A(3)                 Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
         III-A(3)                Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
         IV-A(3)                 Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
          V-A(3)                 Variable(4)                        (9)                            AAA or Aaa                                   Senior
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
           R(5)                  Variable(4)                        (6)                            AAA or Aaa                               Senior/Residual
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
           M-1                   Variable(8)                        (9)                            AA or Aa2                                   Mezzanine
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
           M-2                   Variable(8)                        (9)                             A or A1                                    Mezzanine
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
           M-3                   Variable(8)                        (9)                           BBB or Baa2                                  Mezzanine
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
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                                                                         NON-OFFERED CERTIFICATES(7)
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--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------
      B-1, B-2, B-3              Variable(8)                        (9)                               (2)                                     Subordinate
--------------------------- ----------------------- ------------------------------------ ------------------------------- ------------------------------------------------------

(1)         The initial  certificate  principal  balances are approximate and subject to a +/- 10% variance based upon the final pool as of the cut-off date and additional rating agency analysis.
(2)         It is a condition to the issuance of the offered  certificates  that they be rated by at least two of the rating  agencies.  The rating agencies will include Standard & Poor's, a division of The McGraw-Hill Companies,  Inc. ("S&P"), Fitch Ratings ("Fitch") and/or Moody's Investors Service, Inc.
      ("Moody's").  The Class M-1, Class M-2 and Class M-3 Certificates  (together,  the "Class M Certificates")  will be rated at least investment grade by at least one of the rating agencies.  The Class B Certificates may or may not be rated by any rating agency.
(3)         The Class I-A, Class II-A, Class III-A, Class IV-A and Class V-A Certificates  represent aggregate structuring bonds that may be divided to form one or more additional classes of senior certificates.
(4)         The pass-through  rate on the Class I-A, Class II-A, Class III-A,  Class IV-A, Class V-A and Class R Certificates  will be equal to the weighted average of the net mortgage rates on the mortgage loans included in the related loan group.
(5)         The offered certificates will include one or more classes of Class R Certificates.
(6)         The aggregate certificate principal balance of the Class R Certificates will be $100.
(7)         The information presented for non-offered certificates is provided solely to assist your understanding of the offered certificates.
(8)         The methodology for determining the variable rate of the Class M and Class B Certificates is more fully described below.
(9)         The initial  certificate  principal  balances of the Class I-A, Class II-A, Class III-A, Class IV-A, Class V-A, Class M-1, Class M-2, Class M-3,
      Class B-1,  Class B-2 and Class B-3  Certificates  will be  determined  based on the final pool as of the cut-off date and  additional  rating  agency analysis.

CLASS M AND CLASS B CERTIFICATES:

The pass-through  rate on each class of the Class M and Class B Certificates  will be equal to the weighted  average of the pass-through  rates on the Class
I-A,  Class II-A,  Class III-A,  Class IV-A and Class V-A  Certificates  weighted in proportion  to the results of  subtracting  from the  aggregate  stated
principal balance of each loan group  the aggregate principal balance of the related Senior Certificates.

The information set forth below, entitled "Preliminary Mortgage Pool Characteristics" was derived from a pool of mortgage loans using the data as of August
1, 2007.  The characteristics of the final mortgage pool may differ from the characteristics of the pool of mortgage loans set forth below, however any such difference is not expected to be more than +/- 10% of the aggregate pool balance.  Although the characteristics of the final mortgage pool are expected to be similar to the characteristics of the pool contained in this term sheet no. 2, they may not conform in all material respects.

                                                         PRELIMINARY MORTGAGE POOL CHARACTERISTICS

            LOAN GROUP I: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP I COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                              MINIMUM                  MAXIMUM
Group I Current Principal Balance                                                                 $14,484,029.33              $183,897.09         $650,000.00
Number of Mortgage Loans                                                                                      33

Average Current Principal Balance                                                                    $438,909.98
Weighted Average Original Loan-to-Value                                                                   62.42%                   32.00%              80.00%
Weighted Average Mortgage Rate                                                                             5.21%                    4.75%               6.75%
Weighted Average Net Mortgage Rate                                                                         4.84%                    4.38%               6.50%
Weighted Average Note Margin                                                                               2.25%                    2.25%               2.25%
Weighted Average Maximum Mortgage Rate                                                                    11.99%                   10.75%              13.00%
Weighted Average Minimum Mortgage Rate                                                                     2.25%                    2.25%               2.25%
Weighted Average Term to Next Rate Adjustment Date (months)                                                    2                        1                  11
Weighted Average Remaining Term to Stated Maturity (months)                                                  355                      338                 359
Weighted Average Credit Score                                                                                745                      534                 809

Weighted Average reflected in Total
                                                                                                                  PERCENT OF CUT-OFF DATE
                                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                         100.00%
                                                                               Fixed                                                0.00%

Lien                                                                           First                                              100.00%
                                                                               Second                                               0.00%

Property Type                                                                  Single Family (detached)                            68.35%
                                                                               Townhouse/rowhouse                                   0.00%
                                                                               Condo under 5 stories                                7.65%
                                                                               Detached PUD                                        24.00%
                                                                               Attached PUD                                         0.00%
                                                                               Two-to-four family units                             0.00%

Occupancy Status                                                               Primary Residence                                   95.06%
                                                                               Second/Vacation                                      4.94%
                                                                               Non Owner Occupied                                   0.00%

Documentation Type                                                             Full/Alternate Documentation                        78.58%
                                                                               Reduced Documentation                               21.42%

Loans with Prepayment penalties                                                                                                     0.00%

Interest Only Percentage                                                                                                           94.49%

                                                                          LIEN POSITION OF THE GROUP I LOANS
LIEN POSITION                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
First Lien                                                         33               $         14,484,029             100.00%          $  438,910            745             62.42%
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

                                                                           PRODUCT TYPE OF THE GROUP I LOANS
PRODUCT TYPE                                                 NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
1MO ARM IO                                                          1               $              251,500            1.74%           $  251,500            798             76.00%
1YR ARM                                                             1                               363,638            2.51               363,638           801             80.00
1YR IO                                                              1                               465,513            3.21               465,513           534             60.00
6MO ARM                                                             1                               434,284            3.00               434,284           793             74.00
6MO IO                                                             29                            12,969,095           89.54               447,210           748             61.36
TOTAL:                                                             33                           $14,484,029          100.00%            $438,910            745             62.42%

                                                           CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
CREDIT SCORE RANGE                                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL         AVERAGE
                                                                                                                                         BALANCE       ORIGINAL LTV
520 - 539                                                           1               $              465,513            3.21%           $  465,513          60.00%
660 - 679                                                           1                               183,897            1.27               183,897          77.00
680 - 699                                                           1                               427,000            2.95               427,000          70.00
700 - 719                                                           6                            2,998,278            20.70               499,713          63.64
720 - 739                                                           3                            1,280,000             8.84               426,667          52.17
740 - 759                                                           4                            2,229,059            15.39               557,265          59.04
760 or Greater                                                     17                            6,900,282            47.64               405,899          64.18
TOTAL:                                                             33               $           14,484,029           100.00%          $  438,910          62.42%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 745.

                                                            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
100,001 to 200,000                                                  2               $              378,857            2.62%           $  189,429            733             75.46%
200,001 to 300,000                                                  6                            1,537,400            10.61               256,233           778             60.23
300,001 to 400,000                                                  2                               738,638            5.10               369,319           805             73.91
400,001 to 500,000                                                 13                            5,926,033            40.91               455,849           725             63.96
500,001 to 600,000                                                  5                            2,790,484            19.27               558,097           746             62.37
600,001 to 700,000                                                  5                            3,112,617            21.49               622,523           753             56.28
TOTAL:                                                             33               $           14,484,029           100.00%          $  438,910            745             62.42%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $438,910.

                                                                        NET MORTGAGE RATES OF THE GROUP I LOANS
NET MORTGAGE RATES (%)                                       NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
4.000 - 4.499                                                       2               $              835,825            5.77%           $  417,912            776             69.10%
4.500 - 4.999                                                      21                            9,126,270            63.01               434,584           748             60.00
5.000 - 5.499                                                       5                            2,210,284            15.26               442,057           739             71.67
5.500 - 5.999                                                       4                            1,846,138            12.75               461,534           780             60.88
6.500 - 6.999                                                       1                              465,513            3.21               465,513            534             60.00
TOTAL:                                                             33               $           14,484,029           100.00%          $  438,910            745             62.42%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 4.8392% per annum.

                                                                   MORTGAGE RATES OF THE LOANS OF THE GROUP I LOANS
MORTGAGE RATE (%)                                            NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
4.500 - 4.999                                                      14               $           5,908,894             40.80%          $  422,064            749             61.46%
5.000 - 5.499                                                      14                            6,263,485            43.24               447,392           747             63.95
5.500 - 5.999                                                       2                            1,231,000             8.50               615,500           770             52.14
6.000 - 6.499                                                       2                               615,138            4.25               307,569           800             78.36
6.500 - 6.999                                                       1                               465,513            3.21               465,513           534             60.00
TOTAL:                                                             33               $            14,484,029           100.00%          $  438,910           745             62.42%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.2071% per annum.

                                                                      ORIGINAL LOAN-TO-VALUE OF THE GROUP I LOANS
ORIGINAL LTV RATIO (%)                                       NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT
                                                                                                                                         BALANCE           SCORE
0.01 - 50.00                                                        6               $           2,730,608             18.85%          $  455,101            741
50.01 - 55.00                                                       2                              712,000            4.92               356,000            734
55.01 - 60.00                                                       6                            3,399,467            23.47               566,578           712
60.01 - 65.00                                                       3                            1,426,500             9.85               475,500           761
65.01 - 70.00                                                       7                            2,821,175            19.48               403,025           772
70.01 - 75.00                                                       4                            1,531,244            10.57               382,811           780
75.01 - 80.00                                                       5                            1,863,035            12.86               372,607           735
TOTAL:                                                             33               $           14,484,029            100.00%          $  438,910           745

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 62.42%.

                                                        GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
STATE                                                        NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Florida                                                             1                       $ 463,300                 3.20%           $  463,300            714             59.00%
New Jersey                                                          1                                650,000           4.49               650,000           770             63.00
Arizona                                                             1                                363,638           2.51               363,638           801             80.00
Hawaii                                                              1                                375,000           2.59               375,000           809             68.00
Illinois                                                           12                             5,866,483           40.50               488,874           737             61.76
Massachusetts                                                       1                                285,500           1.97               285,500           793             64.00
Michigan                                                            7                             2,578,754           17.80               368,393           717             58.90
Missouri                                                            3                             1,067,038            7.37               355,679           767             60.97
South Carolina                                                      1                                251,500           1.74               251,500           798             76.00
Wisconsin                                                           5                             2,582,817           17.83               516,563           753             63.69
TOTAL:                                                             33                     $ 14,484,029               100.00%          $  438,910            745             62.42%

                                                                      MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
LOAN PURPOSE                                                 NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Purchase                                                            5               $           1,646,638             11.37%          $  329,328            769             74.98%
Rate/Term Refinance                                                27                          12,371,879             85.42               458,218           750             60.83
Equity Refinance                                                    1                             465,513              3.21               465,513           534             60.00
TOTAL:                                                             33               $          14,484,029            100.00%          $   438,910           745             62.42%

                                                                MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
DOCUMENTATION                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Full/Alternate Documentation                                       26               $         11,380,987              78.58%          $  437,730            742             63.51%
Reduced Documentation                                               7                          3,103,042             21.42               443,292            755             58.39
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

                                                                          OCCUPANCY TYPE OF THE GROUP I LOANS
OCCUPANCY TYPE                                               NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Primary Residence                                                  31               $         13,769,230              95.06%          $  444,169            745             62.28%
Second/Vacation                                                     2                            714,800              4.94               357,400            744             64.98
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

                                                                     MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
PROPERTY TYPE                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
Single-family detached                                             22               $           9,899,585             68.35%          $  449,981            737             59.82%
Condo-Low-Rise(Less than 5 stories)                                 3                            1,107,785             7.65               369,262           764             72.74
Planned Unit Developments (detached)                                8                            3,476,659            24.00               434,582           763             66.51
TOTAL:                                                             33               $           14,484,029            100.00%          $  438,910           745             62.42%

                                                                     PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
PREPAYMENT PENALTY TERM                                      NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
None                                                               33               $         14,484,029             100.00%          $  438,910            745             62.42%
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                                                       INTEREST ONLY TERMS OF THE GROUP I LOANS
INTEREST ONLY TERM                                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
None                                                                2               $              797,922            5.51%           $  398,961            797             76.73%
12 MO IO                                                            1                               465,513            3.21               465,513           534             60.00
120 MO IO                                                          30                          13,220,595             91.28               440,687           749             61.64
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

                                                                           NOTE MARGINS OF THE GROUP I LOANS
NOTE MARGIN (%)                                              NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
2.000 - 2.499                                                      33               $         14,484,029             100.00%          $  438,910            745             62.42%
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.2500% per annum.

                                                                      MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS
MAXIMUM MORTGAGE RATE (%)                                    NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
10.000 - 10.999                                                     1               $              465,513            3.21%           $  465,513            534             60.00%
12.000 - 12.999                                                    31                          13,584,233             93.79               438,201           751             62.13
13.000 - 13.999                                                     1                             434,284             3.00                434,284           793             74.00
TOTAL:                                                             33               $          14,484,029             100.00%          $  438,910           745             62.42%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.9898% per annum.

                                                                      MINIMUM MORTGAGE RATES OF THE GROUP I LOANS
MINIMUM MORTGAGE RATES (%)                                   NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
2.000 - 2.999                                                      33               $         14,484,029             100.00%          $  438,910            745             62.42%
TOTAL:                                                             33               $         14,484,029             100.00%          $  438,910            745             62.42%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.2500% per annum.

                                                                NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP I LOANS
NEXT INTEREST ADJUSTMENT DATE                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
 2007-09                                                           15               $           6,684,464             46.15%          $  445,631            755             58.74%
 2007-10                                                            7                            2,820,873            19.48               402,982           707             66.78
 2007-11                                                            8                            4,059,555            28.03               507,444           743             63.24
 2008-02                                                            2                               555,500            3.84               277,750           794             66.92
 2008-07                                                            1                               363,638            2.51               363,638           801             80.00
TOTAL:                                                             33               $            14,484,029             100.00%        $  438,910           745             62.42%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 2.
                                                                                 DEBT TO INCOME RATIO
DTI                                                          NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL         AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                     BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                         BALANCE           SCORE         ORIGINAL LTV
20.00 or Less                                                       2               $              874,412            6.04%           $  437,206            724             55.86%
20.01 - 25.00                                                       4                            1,796,847            12.41               449,212           773             62.76
25.01 - 30.00                                                       6                            2,887,515            19.94               481,253           751             65.39
30.01 - 35.00                                                       3                            1,289,700             8.90               429,900           757             55.16
35.01 - 40.00                                                      10                            4,604,434            31.79               460,443           734             62.59
40.01 - 45.00                                                       5                            2,080,621            14.36               416,124           721             63.41
45.01 - 50.00                                                       3                               950,500            6.56               316,833           784             65.58
TOTAL:                                                             33                        $   14,484,029          100.00%            $ 438,910           745             62.42%

                                                  LOAN GROUP II: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP II COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                              MINIMUM                MAXIMUM
Group II Current Principal Balance                                                                 $6,735,453.60            $157,898.72         $997,856.85
Number of Mortgage Loans                                                                                      14

Average Current Principal Balance                                                                    $481,103.83
Weighted Average Original Loan-to-Value                                                                   75.00%                 52.00%              80.00%
Weighted Average Mortgage Rate                                                                             5.83%                  4.38%               7.75%
Weighted Average Net Mortgage Rate                                                                         5.54%                  4.13%               7.50%
Weighted Average Note Margin                                                                               2.51%                  2.25%               2.75%
Weighted Average Maximum Mortgage Rate                                                                    11.68%                  9.38%              13.75%
Weighted Average Minimum Mortgage Rate                                                                     2.77%                  2.25%               4.63%
Weighted Average Term to Next Rate Adjustment Date (months)                                                   34                     30                  36
Weighted Average Remaining Term to Stated Maturity (months)                                                  358                    354                 360
Weighted Average Credit Score                                                                                740                    688                 793

Weighted Average reflected in Total
                                                                                                                  PERCENT OF CUT-OFF DATE
                                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                       100.00%
                                                                               Fixed                                              0.00%

Lien                                                                           First                                            100.00%
                                                                               Second                                             0.00%

Property Type                                                                  Single Family (detached)                          56.61%
                                                                               Townhouse/rowhouse                                 9.43%
                                                                               Condo under 5 stories                             14.81%
                                                                               Detached PUD                                      19.14%
                                                                               Attached PUD                                       0.00%
                                                                               Two-to-four family units                           0.00%

Occupancy Status                                                               Primary Residence                                100.00%
                                                                               Second/Vacation                                    0.00%
                                                                               Non Owner Occupied                                 0.00%

Documentation Type                                                             Full/Alternate Documentation                      47.88%
                                                                               Reduced Documentation                             52.12%

Loans with Prepayment penalties                                                                                                   0.00%

Interest Only Percentage                                                                                                         77.76%

                                                                          LIEN POSITION OF THE GROUP II LOANS
LIEN POSITION                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
First Lien                                                          14              $           6,735,454             100.00%          $  481,104            740             75.00%
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

                                                                           PRODUCT TYPE OF THE GROUP II LOANS
PRODUCT TYPE                                                 NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
3YR Hybrid                                                          2               $           1,497,857             22.24%           $  748,928            736             76.33%
3YR Hybrid IO                                                       12                           5,237,597             77.76               436,466           741             74.62
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

                                                           CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
CREDIT SCORE RANGE                                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL         AVERAGE
                                                                                                                                          BALANCE       ORIGINAL LTV
680 - 699                                                           2               $              792,899            11.77%           $  396,449          57.58%
700 - 719                                                           2                            1,461,857             21.70               730,928          80.00
720 - 739                                                           3                            1,664,500             24.71               554,833          78.58
740 - 759                                                           1                               316,973            4.71                316,973          79.00
760 or Greater                                                      6                            2,499,225             37.11               416,537          74.71
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104          75.00%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 740.

                                                            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
100,001 to 200,000                                                  2               $              327,324             4.86%           $  163,662            735             76.89%
300,001 to 400,000                                                  2                               652,773            9.69                326,387           762             79.51
400,001 to 500,000                                                  6                            2,834,500             42.08               472,417           749             74.87
500,001 to 600,000                                                  1                               536,000            7.96                536,000           793             80.00
600,001 to 700,000                                                  1                               635,000            9.43                635,000           688             52.00
700,001 to 800,000                                                  1                               752,000            11.16               752,000           735             80.00
900,001 to 1,000,000                                                1                               997,857            14.81               997,857           713             80.00
TOTAL:                                                              14              $             6,735,454            100.00%          $  481,104           740             75.00%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $481,104.

                                                                        NET MORTGAGE RATES OF THE GROUP II LOANS
NET MORTGAGE RATES (%)                                       NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
4.000 - 4.499                                                       2               $              505,225             7.50%           $  252,613            767             77.99%
4.500 - 4.999                                                       1                               478,000            7.10                478,000           775             66.00
5.000 - 5.499                                                       4                            2,758,357             40.95               689,589           736             79.14
5.500 - 5.999                                                       2                            1,115,000             16.55               557,500           722             64.05
6.000 - 6.499                                                       4                            1,438,872             21.36               359,718           747             75.96
7.500 - 7.999                                                       1                               440,000            6.53                440,000           724             80.00
TOTAL:                                                              14              $             6,735,454            100.00%          $  481,104           740             75.00%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.5441% per annum.

                                                                   MORTGAGE RATES OF THE LOANS OF THE GROUP II LOANS
MORTGAGE RATE (%)                                            NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
4.000 - 4.499                                                       2               $              505,225             7.50%           $  252,613            767             77.99%
5.000 - 5.499                                                       2                            1,230,000             18.26               615,000           751             74.56
5.500 - 5.999                                                       4                            2,486,357             36.91               621,589           742             79.05
6.000 - 6.499                                                       4                            1,609,872             23.90               402,468           732             65.34
6.500 - 6.999                                                       1                               464,000            6.89                464,000           718             80.00
7.500 - 7.999                                                       1                               440,000            6.53                440,000           724             80.00
TOTAL:                                                              14              $             6,735,454             100.00%         $  481,104           740             75.00%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.8273% per annum.

                                                                      ORIGINAL LOAN-TO-VALUE OF THE GROUP II LOANS
ORIGINAL LTV RATIO (%)                                       NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT
                                                                                                                                          BALANCE           SCORE
50.01 - 55.00                                                       1               $              635,000             9.43%           $  635,000            688
65.01 - 70.00                                                       2                               978,000            14.52               489,000           779
70.01 - 75.00                                                       2                               641,925            9.53                320,963           734
75.01 - 80.00                                                       9                            4,480,529             66.52               497,837           740
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 75.00%.

                                                        GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
STATE                                                        NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
California                                                          3                      $       1,702,500           25.28%           $  567,500           742             74.68%
Florida                                                             2                                327,324           4.86                163,662           735             76.89
New York                                                            1                                440,000           6.53                440,000           724             80.00
Arizona                                                             2                                852,973           12.66               426,487           780             79.63
Colorado                                                            1                                635,000           9.43                635,000           688             52.00
Maryland                                                            2                                835,800           12.41               417,900           776             73.42
Minnesota                                                           1                                480,000           7.13                480,000           766             80.00
Missouri                                                            1                                997,857           14.81               997,857           713             80.00
Utah                                                                1                                464,000           6.89                464,000           718             80.00
TOTAL:                                                              14                     $       6,735,454           100.00%          $  481,104           740             75.00%

                                                                      MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
LOAN PURPOSE                                                 NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
Purchase                                                            7               $           3,798,556             56.40%           $  542,651            725             75.32%
Rate/Term Refinance                                                 4                            1,758,973             26.12               439,743           759             72.89
Equity Refinance                                                    3                            1,177,925             17.49               392,642           761             77.13
TOTAL:                                                              14              $            6,735,454            100.00%          $  481,104            740             75.00%

                                                                MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
DOCUMENTATION                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
Full/Alternate Documentation                                        7               $           3,224,898             47.88%           $  460,700            760             75.07%
Reduced Documentation                                               7                           3,510,556             52.12               501,508            722             74.94
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

                                                                          OCCUPANCY TYPE OF THE GROUP II LOANS
OCCUPANCY TYPE                                               NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
Primary Residence                                                   14              $           6,735,454             100.00%          $  481,104            740             75.00%
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

                                                                     MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
PROPERTY TYPE                                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
Single-family detached                                              9               $             3,813,124            56.61%           $  423,680            751             77.98%
Townhouse                                                           1                               635,000            9.43                635,000           688             52.00
Condo-Low-Rise(Less than 5 stories)                                 1                               997,857            14.81               997,857           713             80.00
Planned Unit Developments (detached)                                3                            1,289,473             19.14               429,824           754             73.66
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

                                                                     PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
PREPAYMENT PENALTY TERM                                      NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
None                                                                14              $           6,735,454             100.00%          $  481,104            740             75.00%
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                                                       INTEREST ONLY TERMS OF THE GROUP II LOANS
INTEREST ONLY TERM                                           NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
None                                                                2               $           1,497,857             22.24%           $  748,928            736             76.33%
120 MO IO                                                           5                            1,420,097             21.08               284,019           744             79.06
36 MO IO                                                            7                            3,817,500             56.68               545,357           740             72.97
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

                                                                           NOTE MARGINS OF THE GROUP II LOANS
NOTE MARGIN (%)                                              NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
2.000 - 2.499                                                       8               $           3,208,097             47.63%           $  401,012            756             77.87%
2.500 - 2.999                                                       6                           3,527,357             52.37               587,893            726             72.39
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.5118% per annum.

                                                                      MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
MAXIMUM MORTGAGE RATE (%)                                    NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
9.000 - 9.999                                                       2               $              505,225             7.50%           $  252,613            767             77.99%
11.000 - 11.999                                                     8                            4,191,229             62.23               523,904           744             77.76
12.000 - 12.999                                                     3                            1,599,000             23.74               533,000           726             65.44
13.000 - 13.999                                                     1                              440,000             6.53                440,000           724             80.00
TOTAL:                                                              14              $           6,735,454             100.00%          $   481,104           740             75.00%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.6818% per annum.

                                                                      MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
MINIMUM MORTGAGE RATES (%)                                   NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
2.000 - 2.999                                                       12              $           5,636,454             83.68%           $  469,704            748             77.18%
4.000 - 4.999                                                       2                           1,099,000             16.32               549,500            701             63.82
TOTAL:                                                              14              $           6,735,454             100.00%          $  481,104            740             75.00%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.7706% per annum.

                                                                NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
NEXT INTEREST ADJUSTMENT DATE                                NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
 2010-02                                                            4               $              980,097            14.55%           $  245,024            753             78.64%
 2010-04                                                            1                               472,500            7.02                472,500           721             75.00
 2010-05                                                            4                            2,174,000             32.28               543,500           747             76.92
 2010-06                                                            1                               997,857            14.81               997,857           713             80.00
 2010-07                                                            1                               536,000            7.96                536,000           793             80.00
 2010-08                                                            3                            1,575,000             23.38               525,000           728             65.22
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 34.
                                                                                  DEBT TO INCOME RATIO
DTI                                                          NUMBER OF LOANS           PRINCIPAL BALANCE          % OF PRINCIPAL          AVERAGE         WEIGHTED          WEIGHTED
                                                                                                                      BALANCE            PRINCIPAL     AVERAGE CREDIT       AVERAGE
                                                                                                                                          BALANCE           SCORE         ORIGINAL LTV
20.01 - 25.00                                                       2               $           1,016,000             15.08%           $  508,000            780             80.00%
25.01 - 30.00                                                       1                               635,000            9.43                635,000           688             52.00
30.01 - 35.00                                                       4                            1,950,729             28.96               487,682           734             76.41
35.01 - 40.00                                                       3                            1,436,500             21.33               478,833           742             74.53
45.01 - 50.00                                                       4                            1,697,225             25.20               424,306           742             79.40
TOTAL:                                                              14              $            6,735,454             100.00%          $  481,104           740             75.00%

                                                       LOAN GROUP III: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP III COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                              MINIMUM                  MAXIMUM
Group III Current Principal Balance                                                              $218,665,220.91              $151,000.00       $2,600,000.00
Number of Mortgage Loans                                                                                     370

Average Current Principal Balance                                                                    $590,987.08
Weighted Average Original Loan-to-Value                                                                   71.40%                   17.00%              95.00%
Weighted Average Mortgage Rate                                                                             6.28%                    5.13%               7.75%
Weighted Average Net Mortgage Rate                                                                         6.00%                    4.88%               7.50%
Weighted Average Note Margin                                                                               2.42%                    2.25%               3.13%
Weighted Average Maximum Mortgage Rate                                                                    11.28%                   10.13%              13.13%
Weighted Average Minimum Mortgage Rate                                                                     2.42%                    2.25%               3.13%
Weighted Average Term to Next Rate Adjustment Date (months)                                                   58                       49                  60
Weighted Average Remaining Term to Stated Maturity (months)                                                  358                      349                 360
Weighted Average Credit Score                                                                                738                      652                 819

Weighted Average reflected in Total
                                                                                                                  PERCENT OF CUT-OFF DATE
                                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                         100.00%
                                                                               Fixed                                                0.00%

Lien                                                                           First                                              100.00%
                                                                               Second                                               0.00%

Property Type                                                                  Single Family (detached)                            63.50%
                                                                               Townhouse/rowhouse                                   0.60%
                                                                               Condo under 5 stories                                7.44%
                                                                               Condo 5 to 8 stories                                 0.21%
                                                                               Condo 9 stories or more                              1.00%
                                                                               Detached PUD                                        24.86%
                                                                               Attached PUD                                         0.98%
                                                                               Two-to-four family units                             1.01%
                                                                               Leasehold                                            0.40%

Occupancy Status                                                               Primary Residence                                   94.95%
                                                                               Second/Vacation                                      5.05%
                                                                               Non Owner Occupied                                   0.00%

Documentation Type                                                             Full/Alternate Documentation                        51.08%
                                                                               Reduced Documentation                               48.92%

Loans with Prepayment penalties                                                                                                     7.64%

Interest Only Percentage                                                                                                           90.25%

                                                                          LIEN POSITION OF THE GROUP III LOANS
LIEN POSITION                                          NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
First Lien                                                   370                 $       218,665,221                  100.00%          $ 590,987              738             71.40%
TOTAL:                                                       370                 $       218,665,221                  100.00%          $ 590,987              738             71.40%

                                                                           PRODUCT TYPE OF THE GROUP III LOANS
PRODUCT TYPE                                           NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
5YR Hybrid                                                   36                  $         19,947,513                  9.12%           $ 554,098              748             67.26%
5YR Hybrid 40/30 Balloon                                      4                              1,374,123                 0.63                343,531            720             63.19
5YR Hybrid IO                                                330                          197,343,585                  90.25               598,011            737             71.87
TOTAL:                                                       370                 $       218,665,221                  100.00%          $  590,987             738             71.40%

                                                           CREDIT SCORE DISTRIBUTION OF THE GROUP III LOANS
CREDIT SCORE RANGE                                     NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE
                                                                                                                                                          ORIGINAL LTV
640 - 659                                                     3                  $           1,865,216                 0.85%           $  621,739            69.80%
660 - 679                                                    14                               6,521,900                2.98                465,850           76.08
680 - 699                                                    60                             34,598,391                 15.82               576,640           72.64
700 - 719                                                    60                             33,608,940                 15.37               560,149           74.09
720 - 739                                                    63                             40,587,725                 18.56               644,250           71.18
740 - 759                                                    50                             29,968,218                 13.71               599,364           69.05
760 or Greater                                               120                            71,514,832                 32.71               595,957           70.25
TOTAL:                                                       370                 $       218,665,221                  100.00%          $  590,987            71.40%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 738.

                                                            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP III LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                     NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
100,001 to 200,000                                            7                  $           1,234,083                 0.56%           $  176,298             720             65.97%
200,001 to 300,000                                           10                               2,483,152                1.14                248,315            731             75.08
300,001 to 400,000                                           12                               4,366,557                2.00                363,880            748             71.25
400,001 to 500,000                                           130                            60,543,518                 27.69               465,719            734             74.09
500,001 to 600,000                                           92                             50,538,354                 23.11               549,330            742             72.95
600,001 to 700,000                                           59                             37,510,222                 17.15               635,766            732             74.69
700,001 to 800,000                                           17                             12,629,057                 5.78                742,886            741             66.82
800,001 to 900,000                                           11                               9,493,008                4.34                863,001            754             69.64
900,001 to 1,000,000                                         18                             17,620,155                 8.06                978,898            741             66.21
1,000,001 to 1,100,000                                        2                               2,113,480                0.97             1,056,740             699             68.83
1,100,001 to 1,200,000                                        1                               1,199,317                0.55             1,199,317             686             75.00
1,200,001 to 1,300,000                                        1                               1,295,998                0.59             1,295,998             713             69.00
1,400,001 to 1,500,000                                        5                               7,452,000                3.41             1,490,400             742             56.95
1,500,001 to 1,600,000                                        1                               1,560,000                0.71             1,560,000             784             58.00
1,800,001 to 1,900,000                                        1                               1,881,319                0.86             1,881,319             692             71.00
1,900,001 to 2,000,000                                        1                               2,000,000                0.91             2,000,000             735             74.00
2,000,001 or greater                                          2                               4,745,000                2.17             2,372,500             760             56.10
TOTAL:                                                       370                 $          218,665,221               100.00%          $  590,987             738             71.40%
As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $590,987.

                                                                        NET MORTGAGE RATES OF THE GROUP III LOANS
NET MORTGAGE RATES (%)                                 NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
4.500 - 4.999                                                 2                  $           1,674,969                 0.77%           $  837,484             776             77.00%
5.000 - 5.499                                                22                             13,597,460                 6.22                618,066            735             72.38
5.500 - 5.999                                                161                            91,451,137                 41.82               568,019            739             70.29
6.000 - 6.499                                                132                            77,498,941                 35.44               587,113            738             71.73
6.500 - 6.999                                                35                             24,455,344                 11.18               698,724            732             71.89
7.000 - 7.499                                                13                               7,626,730                3.49                586,672            737             73.50
7.500 - 7.999                                                 5                               2,360,640                1.08                472,128            719             81.79
TOTAL:                                                       370                 $          218,665,221                100.00%          $  590,987            738             71.40%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.9953% per annum.

                                                                   MORTGAGE RATES OF THE LOANS OF THE GROUP III LOANS
MORTGAGE RATE (%)                                      NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
5.000 - 5.499                                                 5                  $           3,878,948                 1.77%           $  775,790             734             70.09%
5.500 - 5.999                                                73                             42,959,754                 19.65               588,490            739             69.99
6.000 - 6.499                                                182                           103,783,547                 47.46               570,239            739             72.42
6.500 - 6.999                                                83                             51,102,455                 23.37               615,692            733             70.32
7.000 - 7.499                                                17                             12,039,127                 5.51                708,184            747             69.62
7.500 - 7.999                                                10                              4,901,390                 2.24                490,139            724             78.66
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987            738             71.40%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.2758% per annum.

                                                                      ORIGINAL LOAN-TO-VALUE OF THE GROUP III LOANS
ORIGINAL LTV RATIO (%)                                 NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE
                                                                                                                                                          CREDIT SCORE
0.01 - 50.00                                                 22                  $         14,189,821                  6.49%           $  644,992             750
50.01 - 55.00                                                13                              9,525,782                 4.36                732,752            752
55.01 - 60.00                                                25                             19,081,106                 8.73                763,244            753
60.01 - 65.00                                                24                             14,929,815                 6.83                622,076            735
65.01 - 70.00                                                34                             20,622,495                 9.43                606,544            723
70.01 - 75.00                                                56                             37,077,454                 16.96               662,097            733
75.01 - 80.00                                                184                            98,113,148                 44.87               533,224            737
80.01 - 85.00                                                 1                                605,000                 0.28                605,000            720
85.01 - 90.00                                                 8                              3,720,000                 1.70                465,000            733
90.01 - 95.00                                                 3                                800,600                 0.37                266,867            731
TOTAL:                                                       370                 $        218,665,221                  100.00%          $  590,987            738

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 71.40%.

                                                        GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP III LOANS
STATE                                                  NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
California                                                   190                        $      108,211,671             49.49%           $  569,535             736             72.44%
Florida                                                      10                                  7,629,645             3.49                762,965            745             64.72
New York                                                      5                                  3,163,500             1.45                632,700            738             69.15
Texas                                                         3                                  1,532,534             0.70                510,845            723             69.90
New Jersey                                                    6                                  3,753,847             1.72                625,641            726             71.51
Georgia                                                       5                                  2,521,802             1.15                504,360            737             74.87
Virginia                                                     26                                14,920,570              6.82                573,868            730             75.51
Alabama                                                       2                                  1,160,000             0.53                580,000            753             80.00
Arizona                                                      14                                  8,992,116             4.11                642,294            750             74.77
Colorado                                                      7                                  4,848,356             2.22                692,622            743             68.40
Connecticut                                                   3                                  1,577,964             0.72                525,988            716             64.42
District of Columbia                                          1                                    477,900             0.22                477,900            760             80.00
Delaware                                                      2                                  3,625,000             1.66             1,812,500             738             50.51
Hawaii                                                        2                                  1,926,943             0.88                963,472            729             72.60
Illinois                                                      8                                  4,729,452             2.16                591,181            743             68.67
Kentucky                                                      1                                    584,000             0.27                584,000            731             80.00
Massachusetts                                                 5                                  2,650,945             1.21                530,189            745             75.95
Maryland                                                     12                                  8,708,207             3.98                725,684            736             65.82
Michigan                                                      5                                  2,118,644             0.97                423,729            769             74.55
Minnesota                                                     3                                  1,804,777             0.83                601,592            735             74.05
Missouri                                                      1                                    551,489             0.25                551,489            774             80.00
Montana                                                       1                                  1,500,000             0.69             1,500,000             739             50.00
North Carolina                                                4                                  1,831,122             0.84                457,781            773             57.33
New Hampshire                                                 3                                  1,889,800             0.86                629,933            721             67.86
Nevada                                                        5                                  3,354,467             1.53                670,893            737             66.75
Ohio                                                          1                                    568,835             0.26                568,835            696             80.00
Oregon                                                        7                                  3,704,609             1.69                529,230            739             73.99
Pennsylvania                                                  3                                  1,875,000             0.86                625,000            722             61.04
South Carolina                                                3                                  1,224,100             0.56                408,033            716             81.96
Utah                                                          7                                  3,495,836             1.60                499,405            720             72.87
Washington                                                   23                                12,426,090              5.68                540,265            751             74.23
Kansas                                                        1                                    456,000             0.21                456,000            705             80.00
South Dakota                                                  1                                    850,000             0.39                850,000            769             57.00
TOTAL:                                                       370                        $      218,665,221            100.00%          $   590,987            738             71.40%

                                                                      MORTGAGE LOAN PURPOSE OF THE GROUP III LOANS
LOAN PURPOSE                                           NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
Purchase                                                     134                 $         82,009,927                 37.50%           $  612,014             745             74.31%
Rate/Term Refinance                                          158                            92,576,962                 42.34               585,930            736             69.83
Equity Refinance                                             78                             44,078,332                 20.16               565,107            727             69.27
TOTAL:                                                       370                 $         218,665,221                 100.00%          $  590,987            738             71.40%

                                                                MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP III LOANS
DOCUMENTATION                                          NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
Full/Alternate Documentation                                 180                 $       111,699,588                  51.08%           $  620,553             737             72.51%
Reduced Documentation                                        190                          106,965,632                  48.92               562,977            738             70.24
TOTAL:                                                       370                 $       218,665,221                  100.00%          $  590,987             738             71.40%

                                                                          OCCUPANCY TYPE OF THE GROUP III LOANS
OCCUPANCY TYPE                                         NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
Primary Residence                                            354                 $       207,631,305                  94.95%           $  586,529             737             71.53%
Second/Vacation                                              16                             11,033,916                 5.05                689,620            750             68.95
TOTAL:                                                       370                 $       218,665,221                  100.00%          $  590,987             738             71.40%

                                                                     MORTGAGED PROPERTY TYPES OF THE GROUP III LOANS
PROPERTY TYPE                                          NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
Single-family detached                                       236                 $          138,851,430                63.50%           $  588,354            736             71.13%
Townhouse                                                     2                               1,320,000                0.60                660,000            721             61.23
Condo-Low-Rise(Less than 5 stories)                          29                             16,264,089                 7.44                560,831            753             74.30
Condo Mid-Rise (5 to 8 stories)                               1                                  456,000               0.21                456,000            763             80.00
Condo High-Rise (9 stories or more)                           4                               2,183,850                1.00                545,963            764             70.16
Planned Unit Developments (detached)                         87                             54,370,067                 24.86               624,943            737             71.86
Planned Unit Developments (attached)                          5                               2,140,700                0.98                428,140            725             68.16
Two-to-four family units                                      5                               2,207,885                1.01                441,577            737             74.63
Leasehold                                                     1                                  871,200               0.40                871,200            739             45.00
TOTAL:                                                       370                 $          218,665,221                100.00%          $  590,987            738             71.40%

                                                                     PREPAYMENT PENALTY TERMS OF THE GROUP III LOANS
PREPAYMENT PENALTY TERM                                NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
None                                                         338                 $           201,968,173               92.36%           $  597,539            738             71.08%
36 MO PPP                                                    30                               15,642,548               7.15                521,418            726             75.36
6 MO PPP                                                      1                                  199,500               0.09                199,500            787             57.00
Other                                                         1                                  855,000               0.39                855,000            806             78.00
TOTAL:                                                       370                 $           218,665,221               100.00%          $  590,987            738             71.40%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                                                       INTEREST ONLY TERMS OF THE GROUP III LOANS
INTEREST ONLY TERM                                     NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
None                                                         40                  $         21,321,636                  9.75%           $   533,041             746             67.00%
120 MO IO                                                    136                           77,579,235                  35.48               570,436             736             73.62
60 MO IO                                                     194                          119,764,350                  54.77               617,342             737             70.74
TOTAL:                                                       370                 $        218,665,221                  100.00%          $  590,987             738             71.40%

                                                                           NOTE MARGINS OF THE GROUP III LOANS
NOTE MARGIN (%)                                        NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
2.000 - 2.499                                                257                 $           142,362,846                 65.11%           $  553,941            740             72.45%
2.500 - 2.999                                                112                              76,059,573                 34.78               679,103            734             69.40
3.000 - 3.499                                                 1                                  242,802                 0.11                242,802            798             80.00
TOTAL:                                                       370                 $           218,665,221                 100.00%          $  590,987            738             71.40%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.4239% per annum.

                                                                      MAXIMUM MORTGAGE RATES OF THE GROUP III LOANS
MAXIMUM MORTGAGE RATE (%)                              NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
10.000 - 10.999                                              77                  $         45,983,702                 21.03%           $  597,191             737             69.85%
11.000 - 11.999                                              265                          155,193,002                  70.97               585,634            738             71.73
12.000 - 12.999                                              27                             17,264,517                 7.90                639,427            740             72.38
13.000 - 13.999                                               1                                224,000                 0.10                224,000            755             80.00
TOTAL:                                                       370                 $        218,665,221                  100.00%          $  590,987            738             71.40%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.2835% per annum.

                                                                      MINIMUM MORTGAGE RATES OF THE GROUP III LOANS
MINIMUM MORTGAGE RATES (%)                             NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
2.000 - 2.999                                                369                 $       218,422,419                  99.89%           $  591,931             738             71.39%
3.000 - 3.999                                                 1                              242,802                  0.11                242,802             798             80.00
TOTAL:                                                       370                 $       218,665,221                  100.00%          $  590,987             738             71.40%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.4239% per annum.

                                                                NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP III LOANS
NEXT INTEREST ADJUSTMENT DATE                          NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
 2011-09                                                      1                  $              224,000                0.10%           $  224,000             755             80.00%
 2011-11                                                      1                                  442,497               0.20                442,497            757             80.00
 2012-01                                                      1                                  654,524               0.30                654,524            659             80.00
 2012-02                                                      9                               4,551,902                2.08                505,767            744             67.96
 2012-03                                                     18                             12,189,684                 5.57                677,205            741             66.76
 2012-04                                                     32                             19,461,987                 8.90                608,187            733             73.70
 2012-05                                                     37                             20,403,965                 9.33                551,459            735             73.57
 2012-06                                                     81                             46,321,481                 21.18               571,870            738             71.66
 2012-07                                                     110                            68,667,329                 31.40               624,248            738             71.33
 2012-08                                                     74                             42,228,812                 19.31               570,660            738             70.72
 2012-09                                                      6                               3,519,040                1.61                586,507            756             69.31
TOTAL:                                                       370                 $          218,665,221                100.00%          $  590,987            738             71.40%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 58.
                                                                                  DEBT TO INCOME RATIO
DTI                                                    NUMBER OF LOANS                PRINCIPAL BALANCE           % OF PRINCIPAL           AVERAGE          WEIGHTED         WEIGHTED
                                                                                                                      BALANCE         PRINCIPAL BALANCE     AVERAGE          AVERAGE
                                                                                                                                                          CREDIT SCORE     ORIGINAL LTV
20.00 or Less                                                10                  $           7,306,861                 3.34%           $  730,686             763             60.18%
20.01 - 25.00                                                12                               7,845,319                3.59                653,777            743             62.03
25.01 - 30.00                                                28                             18,254,053                 8.35                651,930            739             66.15
30.01 - 35.00                                                50                             30,129,504                 13.78               602,590            742             70.87
35.01 - 40.00                                                94                             53,360,364                 24.40               567,663            739             71.93
40.01 - 45.00                                                99                             55,660,365                 25.45               562,226            734             74.01
45.01 - 50.00                                                74                             42,571,355                 19.47               575,289            728             74.51
50.01 - 55.00                                                 3                               3,537,400                1.62             1,179,133             781             60.39
TOTAL:                                                       370                 $          218,665,221               100.00%          $  590,987             738             71.40%

                                                        LOAN GROUP IV: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP IV COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                                  MINIMUM                  MAXIMUM
Group IV Current Principal Balance                                                                    $96,483,942.12              $164,000.00       $1,752,102.99
Number of Mortgage Loans                                                                                         159

Average Current Principal Balance                                                                        $606,817.25
Weighted Average Original Loan-to-Value                                                                       72.67%                   12.00%              95.00%
Weighted Average Mortgage Rate                                                                                 6.07%                    5.25%               7.75%
Weighted Average Net Mortgage Rate                                                                             5.81%                    5.00%               7.50%
Weighted Average Note Margin                                                                                   2.56%                    2.25%               3.13%
Weighted Average Maximum Mortgage Rate                                                                        11.07%                   10.25%              12.75%
Weighted Average Minimum Mortgage Rate                                                                         2.56%                    2.25%               3.13%
Weighted Average Term to Next Rate Adjustment Date (months)                                                       82                       76                  84
Weighted Average Remaining Term to Stated Maturity (months)                                                      358                      352                 360
Weighted Average Credit Score                                                                                    746                      654                 813

Weighted Average reflected in Total
                                                                                                                      PERCENT OF CUT-OFF DATE
                                                                                               RANGE                  PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                             100.00%
                                                                               Fixed                                                    0.00%

Lien                                                                           First                                                  100.00%
                                                                               Second                                                   0.00%

Property Type                                                                  Single Family (detached)                                63.46%
                                                                               Townhouse/rowhouse                                       0.26%
                                                                               Condo under 5 stories                                   10.56%
                                                                               Detached PUD                                            22.73%
                                                                               Attached PUD                                             2.99%
                                                                               Two-to-four family units                                 0.00%

Occupancy Status                                                               Primary Residence                                       96.54%
                                                                               Second/Vacation                                          3.46%
                                                                               Non Owner Occupied                                       0.00%

Documentation Type                                                             Full/Alternate Documentation                            56.97%
                                                                               Reduced Documentation                                   43.03%

Loans with Prepayment penalties                                                                                                         4.31%

Interest Only Percentage                                                                                                               83.43%

                                                                             LIEN POSITION OF THE GROUP IV LOANS
LIEN POSITION                                                     NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
First Lien                                                              159                   $         96,483,942            100.00%         $  606,817             746            72.67%
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

                                                                              PRODUCT TYPE OF THE GROUP IV LOANS
PRODUCT TYPE                                                      NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
7YR Hybrid                                                               26                   $          15,793,809             16.37%         $  607,454            747            71.85%
7YR Hybrid 40/30 Balloon                                                 1                                  192,000             0.20              192,000            760            80.00
7YR Hybrid IO                                                           132                              80,498,133            83.43              609,834            746            72.81
TOTAL:                                                                  159                             $96,483,942           100.00%            $606,817            746            72.67%

                                                               CREDIT SCORE DISTRIBUTION OF THE GROUP IV LOANS
CREDIT SCORE RANGE                                                NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE
                                                                                                                                                                 ORIGINAL LTV
640 - 659                                                                3                    $           2,836,103            2.94%          $  945,368            70.73%
660 - 679                                                                5                                 2,491,764            2.58              498,353           77.66
680 - 699                                                                16                                8,742,911            9.06              546,432           71.49
700 - 719                                                                20                              13,113,906            13.59              655,695           70.55
720 - 739                                                                24                              13,888,742            14.39              578,698           74.00
740 - 759                                                                22                              12,265,242            12.71              557,511           76.42
760 or Greater                                                           69                              43,145,274            44.72              625,294           71.89
TOTAL:                                                                  159                   $          96,483,942           100.00%         $   606,817           72.67%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 746.

                                                               ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP IV LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                                NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
100,001 to 200,000                                                       3                    $              536,317           0.56%          $  178,772             773            80.61%
200,001 to 300,000                                                       2                                    546,857           0.57              273,428            734            86.52
300,001 to 400,000                                                       2                                    668,971           0.69              334,485            759            88.19
400,001 to 500,000                                                       53                              24,807,291            25.71              468,062            734            75.59
500,001 to 600,000                                                       44                              23,938,151            24.81              544,049            749            75.07
600,001 to 700,000                                                       18                              11,661,303            12.09              647,850            745            71.56
700,001 to 800,000                                                       10                                7,573,127            7.85              757,313            763            69.27
800,001 to 900,000                                                       11                                9,338,080            9.68              848,916            761            70.53
900,001 to 1,000,000                                                     12                              11,496,352            11.92              958,029            759            67.30
1,100,001 to 1,200,000                                                   1                                 1,170,000            1.21           1,170,000             700            75.00
1,400,001 to 1,500,000                                                   2                                 2,995,390            3.10           1,497,695             738            65.51
1,700,001 to 1,800,000                                                   1                                 1,752,103            1.82           1,752,103             658            65.00
TOTAL:                                                                  159                   $           96,483,942          100.00%         $  606,817             746            72.67%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $606,817.

                                                                           NET MORTGAGE RATES OF THE GROUP IV LOANS
NET MORTGAGE RATES (%)                                            NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
5.000 - 5.499                                                            33                   $         23,525,627             24.38%         $  712,898             748            71.95%
5.500 - 5.999                                                            70                              42,324,185            43.87              604,631            752            70.53
6.000 - 6.499                                                            35                              19,434,031            20.14              555,258            740            76.56
6.500 - 6.999                                                            14                                7,756,899            8.04              554,064            743            73.28
7.000 - 7.499                                                            4                                 1,646,700            1.71              411,675            696            75.56
7.500 - 7.999                                                            3                                 1,796,500            1.86              598,833            688            85.00
TOTAL:                                                                  159                   $           96,483,942            100.00%        $  606,817            746            72.67%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.8075% per annum.

                                                                      MORTGAGE RATES OF THE LOANS OF THE GROUP IV LOANS
MORTGAGE RATE (%)                                                 NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
5.000 - 5.499                                                            7                    $           5,666,739            5.87%          $  809,534             775            71.19%
5.500 - 5.999                                                            54                              35,229,878            36.51              652,405            744            70.15
6.000 - 6.499                                                            64                              37,219,033            38.58              581,547            749            73.81
6.500 - 6.999                                                            24                              13,234,592            13.72              551,441            742            74.03
7.000 - 7.499                                                            6                                 2,833,200            2.94              472,200            734            76.43
7.500 - 7.999                                                            4                                 2,300,500            2.38              575,125            683            83.90
TOTAL:                                                                  159                   $           96,483,942           100.00%         $  606,817            746            72.67%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.0742% per annum.

                                                                         ORIGINAL LOAN-TO-VALUE OF THE GROUP IV LOANS
ORIGINAL LTV RATIO (%)                                            NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE
                                                                                                                                                                 CREDIT SCORE
0.01 - 50.00                                                             7                    $           5,296,202            5.49%          $  756,600             754
50.01 - 55.00                                                            3                                 1,792,946            1.86              597,649            791
55.01 - 60.00                                                            7                                 4,184,571            4.34              597,796            731
60.01 - 65.00                                                            11                                8,546,979            8.86              776,998            717
65.01 - 70.00                                                            16                              11,449,164            11.87              715,573            750
70.01 - 75.00                                                            20                              12,893,779            13.36              644,689            742
75.01 - 80.00                                                            85                              47,679,469            49.42              560,935            751
80.01 - 85.00                                                            2                                    663,000           0.69              331,500            761
85.01 - 90.00                                                            4                                 2,270,404            2.35              567,601            727
90.01 - 95.00                                                            4                                 1,707,427            1.77              426,857            742
TOTAL:                                                                  159                   $           96,483,942           100.00%         $  606,817            746

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 72.67%.

                                                           GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP IV LOANS
STATE                                                             NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
California                                                               71                         $      42,637,187           44.19%         $  600,524            744            73.94%
Florida                                                                  8                                  5,018,424           5.20              627,303            732            69.98
New York                                                                 2                                  1,271,737           1.32              635,868            778            83.35
Texas                                                                    2                                  1,660,000           1.72              830,000            781            73.89
New Jersey                                                               9                                  4,530,267           4.70              503,363            756            79.40
Virginia                                                                 19                                10,361,625          10.74              545,349            746            73.52
Arizona                                                                  5                                  2,845,264           2.95              569,053            757            79.58
Colorado                                                                 4                                  2,207,682           2.29              551,920            767            69.84
Connecticut                                                              2                                  1,975,000           2.05              987,500            703            72.96
District of Columbia                                                     1                                     559,940          0.58              559,940            692            80.00
Hawaii                                                                   2                                  2,375,000           2.46           1,187,500             756            68.16
Illinois                                                                 3                                  1,755,852           1.82              585,284            755            79.15
Indiana                                                                  1                                     613,838          0.64              613,838            778            80.00
Massachusetts                                                            3                                  1,860,000           1.93              620,000            781            53.89
Maryland                                                                 4                                  2,260,933           2.34              565,233            748            55.10
Michigan                                                                 2                                  1,483,146           1.54              741,573            781            70.48
Missouri                                                                 2                                  2,748,956           2.85           1,374,478             687            67.54
North Carolina                                                           2                                     973,644          1.01              486,822            773            77.95
New Mexico                                                               1                                     164,000          0.17              164,000            788            82.00
Nevada                                                                   1                                     544,000          0.56              544,000            716            64.00
Oregon                                                                   2                                     950,475          0.99              475,238            720            65.97
Pennsylvania                                                             3                                  1,842,801           1.91              614,267            752            72.34
South Carolina                                                           2                                  1,906,000           1.98              953,000            750            54.28
Utah                                                                     1                                     469,805          0.49              469,805            740            68.00
Washington                                                               7                                  3,468,367           3.59              495,481            749            77.07
TOTAL:                                                                  159                         $      96,483,942           100.00%        $  606,817            746            72.67%

                                                                         MORTGAGE LOAN PURPOSE OF THE GROUP IV LOANS
LOAN PURPOSE                                                      NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
Purchase                                                                 74                   $         44,391,643             46.01%         $  599,887             757            76.99%
Rate/Term Refinance                                                      47                              28,146,682            29.17              598,866            735            70.61
Equity Refinance                                                         38                              23,945,617            24.82              630,148            738            67.06
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

                                                                   MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP IV LOANS
DOCUMENTATION                                                     NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
Full/Alternate Documentation                                             90                   $         54,966,800             56.97%         $  610,742             742            75.28%
Reduced Documentation                                                    69                             41,517,142             43.03             601,698             751            69.21
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

                                                                             OCCUPANCY TYPE OF THE GROUP IV LOANS
OCCUPANCY TYPE                                                    NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
Primary Residence                                                       154                   $         93,145,516             96.54%         $  604,841             746            72.80%
Second/Vacation                                                          5                               3,338,426              3.46             667,685             751            68.81
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

                                                                        MORTGAGED PROPERTY TYPES OF THE GROUP IV LOANS
PROPERTY TYPE                                                     NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
Single-family detached                                                  100                   $          61,224,643             63.46%         $  612,246            744            71.57%
Townhouse                                                                1                                  254,857             0.26              254,857            764            94.00
Condo-Low-Rise(Less than 5 stories)                                      18                              10,188,306            10.56              566,017            766            76.22
Planned Unit Developments (detached)                                     34                              21,928,512            22.73              644,956            742            72.30
Planned Unit Developments (attached)                                     6                                2,887,625             2.99              481,271            750            84.29
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

                                                                        PREPAYMENT PENALTY TERMS OF THE GROUP IV LOANS
PREPAYMENT PENALTY TERM                                           NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
None                                                                    152                   $         92,325,356             95.69%         $  607,404             746            73.02%
36 MO PPP                                                                7                               4,158,586             4.31              594,084             746            64.88
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                                                          INTEREST ONLY TERMS OF THE GROUP IV LOANS
INTEREST ONLY TERM                                                NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
None                                                                     27                   $          15,985,809             16.57%         $  592,067            747            71.94%
120 MO IO                                                                34                              18,667,290            19.35              549,038            742            73.88
84 MO IO                                                                 98                              61,830,843            64.08              630,927            747            72.49
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

                                                                              NOTE MARGINS OF THE GROUP IV LOANS
NOTE MARGIN (%)                                                   NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
2.000 - 2.499                                                            70                   $          38,063,793             39.45%         $  543,768            744            75.04%
2.500 - 2.999                                                            88                              57,514,149            59.61              653,570            748            71.31
3.000 - 3.499                                                            1                                  906,000             0.94              906,000            723            59.00
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.5563% per annum.

                                                                         MAXIMUM MORTGAGE RATES OF THE GROUP IV LOANS
MAXIMUM MORTGAGE RATE (%)                                         NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
10.000 - 10.999                                                          61                   $           40,896,617             42.39%         $  670,436            748            70.29%
11.000 - 11.999                                                          88                               50,453,625            52.29              573,337            747            73.87
12.000 - 12.999                                                          10                                5,133,700             5.32              513,370            711            79.78
TOTAL:                                                                  159                   $           96,483,942            100.00%         $  606,817            746            72.67%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.0742% per annum.

                                                                         MINIMUM MORTGAGE RATES OF THE GROUP IV LOANS
MINIMUM MORTGAGE RATES (%)                                        NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
2.000 - 2.999                                                           158                   $         95,577,942             99.06%         $  604,924             746            72.80%
3.000 - 3.999                                                            1                                 906,000              0.94             906,000             723            59.00
TOTAL:                                                                  159                   $         96,483,942            100.00%         $  606,817             746            72.67%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.5563% per annum.

                                                                   NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP IV LOANS
NEXT INTEREST ADJUSTMENT DATE                                     NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
 2013-12                                                                 1                    $             580,000             0.60%          $  580,000            774            80.00%
 2014-01                                                                 1                                  548,734             0.57              548,734            752            77.00
 2014-02                                                                 6                                4,819,141             4.99              803,190            714            62.83
 2014-03                                                                 12                               7,646,889             7.93              637,241            754            75.77
 2014-04                                                                 21                              12,653,860            13.11              602,565            746            72.80
 2014-05                                                                 30                              18,415,219            19.09              613,841            759            73.40
 2014-06                                                                 39                              23,617,500            24.48              605,577            738            71.30
 2014-07                                                                 19                              11,887,400            12.32              625,653            742            75.07
 2014-08                                                                 28                              15,035,198            15.58              536,971            748            75.64
 2014-09                                                                 2                                1,280,000             1.33              640,000            784            42.06
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 82.
                                                                                     DEBT TO INCOME RATIO
DTI                                                               NUMBER OF LOANS                PRINCIPAL BALANCE         % OF PRINCIPAL         AVERAGE          WEIGHTED        WEIGHTED
                                                                                                                              BALANCE        PRINCIPAL BALANCE     AVERAGE         AVERAGE
                                                                                                                                                                 CREDIT SCORE    ORIGINAL LTV
20.00 or Less                                                            9                    $           6,582,573            6.82%          $   731,397            738            65.31%
20.01 - 25.00                                                            7                                4,475,809            4.64               639,401            741            70.05
25.01 - 30.00                                                            18                              11,937,667            12.37              663,204            775            69.48
30.01 - 35.00                                                            16                               9,163,073            9.50               572,692            741            71.93
35.01 - 40.00                                                            45                              29,119,510            30.18              647,100            745            70.96
40.01 - 45.00                                                            39                              21,349,079            22.13              547,412            742            76.83
45.01 - 50.00                                                            22                              12,354,577            12.80              561,572            734            77.75
50.01 - 55.00                                                            3                                1,501,655            1.56               500,552            770            74.43
TOTAL:                                                                  159                   $          96,483,942            100.00%         $  606,817            746            72.67%

                                                        LOAN GROUP V: PRELIMINARY MORTGAGE POOL CHARACTERISTICS

GROUP V COLLATERAL SUMMARY

SUMMARY                                                                        TOTAL                              MINIMUM                MAXIMUM
Group V Current Principal Balance                                                                 $80,367,732.79            $199,086.11       $1,779,999.99
Number of Mortgage Loans                                                                                     124

Average Current Principal Balance                                                                    $648,126.88
Weighted Average Original Loan-to-Value                                                                   71.55%                 36.00%              95.00%
Weighted Average Mortgage Rate                                                                             6.27%                  5.38%               7.50%
Weighted Average Net Mortgage Rate                                                                         6.02%                  5.13%               7.25%
Weighted Average Note Margin                                                                               2.71%                  2.25%               3.13%
Weighted Average Maximum Mortgage Rate                                                                    11.27%                 10.38%              12.50%
Weighted Average Minimum Mortgage Rate                                                                     2.71%                  2.25%               3.13%
Weighted Average Term to Next Rate Adjustment Date (months)                                                  118                    113                 120
Weighted Average Remaining Term to Stated Maturity (months)                                                  358                    353                 360
Weighted Average Credit Score                                                                                741                    640                 811

Weighted Average reflected in Total
                                                                                                                  PERCENT OF CUT-OFF DATE
                                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                                   Hybrid ARM                                       100.00%
                                                                               Fixed                                              0.00%

Lien                                                                           First                                            100.00%
                                                                               Second                                             0.00%

Property Type                                                                  Single Family (detached)                          64.87%
                                                                               Townhouse/rowhouse                                 0.53%
                                                                               Condo under 5 stories                              6.42%
                                                                               Detached PUD                                      26.85%
                                                                               Attached PUD                                       1.34%
                                                                               Two-to-four family units                           0.00%

Occupancy Status                                                               Primary Residence                                 98.77%
                                                                               Second/Vacation                                    1.23%
                                                                               Non Owner Occupied                                 0.00%

Documentation Type                                                             Full/Alternate Documentation                      68.52%
                                                                               Reduced Documentation                             31.48%

Loans with Prepayment penalties                                                                                                   0.00%

Interest Only Percentage                                                                                                         99.30%

                                                                            LIEN POSITION OF THE GROUP V LOANS
LIEN POSITION                                               NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
First Lien                                                        124              $         80,367,733             100.00%         $       648,127            741             71.55%
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

                                                                            PRODUCT TYPE OF THE GROUP V LOANS
PRODUCT TYPE                                                NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
10YR Hybrid                                                        2               $            561,304              0.70%          $       280,652           676             78.23%
10YR Hybrid IO                                                    122                        79,806,429             99.30                   654,151           742             71.51
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127           741             71.55%

                                                             CREDIT SCORE DISTRIBUTION OF THE GROUP V LOANS
CREDIT SCORE RANGE                                          NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED
                                                                                                                    BALANCE              BALANCE             AVERAGE
                                                                                                                                                          ORIGINAL LTV
640 - 659                                                          3               $            1,072,086              1.33%          $       357,362          80.76%
660 - 679                                                          8                            4,214,994             5.24                    526,874          68.06
680 - 699                                                          18                          11,887,153             14.79                   660,397          70.83
700 - 719                                                          18                          11,793,359             14.67                   655,187          71.55
720 - 739                                                          12                           9,177,864             11.42                   764,822          76.50
740 - 759                                                          13                           9,377,331             11.67                   721,333          66.39
760 or Greater                                                     52                          32,844,945             40.87                   631,634          72.06
TOTAL:                                                            124              $           80,367,733             100.00%         $       648,127          71.55%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 741.

                                                              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP V LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                          NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
100,001 to 200,000                                                 1               $              199,086            0.25%          $       199,086           658             75.00%
200,001 to 300,000                                                 1                              298,000           0.37                    298,000           760             45.00
300,001 to 400,000                                                 2                              722,218           0.90                    361,109           687             80.00
400,001 to 500,000                                                 30                          13,957,380           17.37                   465,246           734             75.07
500,001 to 600,000                                                 32                          17,311,028           21.54                   540,970           742             72.89
600,001 to 700,000                                                 19                          12,473,644           15.52                   656,508           752             72.25
700,001 to 800,000                                                 18                          13,343,635           16.60                   741,313           742             68.54
800,001 to 900,000                                                 7                            5,906,333           7.35                    843,762           742             72.58
900,001 to 1,000,000                                               8                            7,876,275           9.80                    984,534           748             68.41
1,000,001 to 1,100,000                                             1                            1,025,000            1.28                 1,025,000           782             62.00
1,100,001 to 1,200,000                                             2                            2,396,000            2.98                 1,198,000           697             72.49
1,500,001 to 1,600,000                                             2                            3,079,134            3.83                 1,539,567           746             62.39
1,700,001 to 1,800,000                                             1                            1,780,000            2.21                 1,780,000           732             80.00
TOTAL:                                                            124              $           80,367,733           100.00%         $       648,127           741             71.55%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $648,127.

                                                                         NET MORTGAGE RATES OF THE GROUP V LOANS
NET MORTGAGE RATES (%)                                      NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
5.000 - 5.499                                                      12              $            7,930,440             9.87%          $       660,870           741             74.80%
5.500 - 5.999                                                      36                          23,796,754            29.61                   661,021           750             69.44
6.000 - 6.499                                                      58                          36,767,485            45.75                   633,922           740             71.66
6.500 - 6.999                                                      13                           7,273,494            9.05                    559,500           726             73.48
7.000 - 7.499                                                      5                            4,599,559            5.72                    919,912           732             73.02
TOTAL:                                                            124              $           80,367,733            100.00%         $       648,127           741             71.55%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.0228% per annum.

                                                                     MORTGAGE RATES OF THE LOANS OF THE GROUP V LOANS
MORTGAGE RATE (%)                                           NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
5.000 - 5.499                                                      4               $           2,741,711              3.41%          $       685,428           737             74.64%
5.500 - 5.999                                                      20                         12,587,668             15.66                   629,383           742             71.39
6.000 - 6.499                                                      61                         42,143,206             52.44                   690,872           744             70.11
6.500 - 6.999                                                      29                         15,188,592             18.90                   523,745           742             74.10
7.000 - 7.499                                                      9                           6,907,056             8.59                    767,451           720             75.16
7.500 - 7.999                                                      1                             799,500             0.99                    799,500           745             60.00
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.2737% per annum.

                                                                       ORIGINAL LOAN-TO-VALUE OF THE GROUP V LOANS
ORIGINAL LTV RATIO (%)                                      NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT
                                                                                                                                                              SCORE
0.01 - 50.00                                                       8               $            5,776,280              7.19%          $       722,035           758
50.01 - 55.00                                                      3                            1,893,924             2.36                    631,308           721
55.01 - 60.00                                                      11                           6,741,570             8.39                    612,870           730
60.01 - 65.00                                                      10                           7,621,450             9.48                    762,145           745
65.01 - 70.00                                                      5                            4,320,000             5.38                    864,000           740
70.01 - 75.00                                                      22                          15,047,104             18.72                   683,959           739
75.01 - 80.00                                                      62                          37,387,904             46.52                   603,031           741
85.01 - 90.00                                                      1                              442,000             0.55                    442,000           648
90.01 - 95.00                                                      2                            1,137,500             1.42                    568,750           788
TOTAL:                                                            124              $           80,367,733             100.00%         $       648,127           741

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 71.55%.

                                                         GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP V LOANS
STATE                                                       NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
California                                                         59                    $      37,663,060          46.86%          $       638,357            739             70.95%
Florida                                                            3                             2,278,825           2.84                    759,608           741             70.72
New York                                                           4                             2,151,248           2.68                    537,812           760             71.26
Texas                                                              3                             4,104,534           5.11                 1,368,178            728             76.88
New Jersey                                                         17                           10,882,000           13.54                   640,118           750             73.26
Georgia                                                            2                             1,376,710           1.71                    688,355           789             78.26
Virginia                                                           3                             1,352,967           1.68                    450,989           701             66.88
Arizona                                                            3                             1,908,000           2.37                    636,000           718             66.86
Colorado                                                           4                             3,042,593           3.79                    760,648           744             73.78
Connecticut                                                        2                             1,172,000           1.46                    586,000           794             80.00
Illinois                                                           3                             1,866,183           2.32                    622,061           763             70.78
Massachusetts                                                      3                             1,653,894           2.06                    551,298           710             61.32
Maryland                                                           1                             1,025,000           1.28                 1,025,000            782             62.00
Montana                                                            3                             1,963,910           2.44                    654,637           770             70.97
North Carolina                                                     1                                442,000          0.55                    442,000           648             88.00
Oregon                                                             1                                479,992          0.60                    479,992           705             80.00
Pennsylvania                                                       2                                993,201          1.24                    496,600           687             46.22
South Carolina                                                     3                             1,944,975           2.42                    648,325           706             67.04
Tennessee                                                          2                             1,330,250           1.66                    665,125           740             76.92
Washington                                                         4                             2,086,389           2.60                    521,597           745             78.09
Wisconsin                                                          1                                650,000          0.81                    650,000           799             80.00
TOTAL:                                                            124                    $       80,367,733         100.00%         $       648,127            741             71.55%

                                                                        MORTGAGE LOAN PURPOSE OF THE GROUP V LOANS
LOAN PURPOSE                                                NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
Purchase                                                           60              $          39,346,958             48.96%          $       655,783           753             73.66%
Rate/Term Refinance                                                25                         17,030,921             21.19                   681,237           732             73.84
Equity Refinance                                                   39                         23,989,854             29.85                   615,124           728             66.47
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

                                                                  MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP V LOANS
DOCUMENTATION                                               NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
Full/Alternate Documentation                                       83              $          55,065,425             68.52%          $       663,439           741             72.92%
Reduced Documentation                                              41                         25,302,308             31.48                   617,129           741             68.57
TOTAL:                                                            124              $          80,367,733             100.00%         $       648,127           741             71.55%

                                                                           OCCUPANCY TYPE OF THE GROUP V LOANS
OCCUPANCY TYPE                                              NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
Primary Residence                                                 121              $         79,381,638             98.77%          $       656,047            741             71.61%
Second/Vacation                                                    3                            986,095             1.23                    328,698            756             66.93
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

                                                                      MORTGAGED PROPERTY TYPES OF THE GROUP V LOANS
PROPERTY TYPE                                               NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
Single-family detached                                             84              $         52,130,676             64.87%          $       620,603           742             70.98%
Townhouse                                                          1                            424,000             0.53                    424,000           705             80.00
Condo-Low-Rise(Less than 5 stories)                                8                          5,157,473             6.42                    644,684           746             69.97
Planned Unit Developments (detached)                               29                        21,580,184             26.85                   744,144           738             73.23
Planned Unit Developments (attached)                               2                          1,075,400             1.34                    537,700           731             70.24
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127           741             71.55%

                                                                      PREPAYMENT PENALTY TERMS OF THE GROUP V LOANS
PREPAYMENT PENALTY TERM                                     NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
None                                                              124              $         80,367,733             100.00%         $       648,127            741             71.55%
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                                                         INTEREST ONLY TERMS OF THE GROUP V LOANS
INTEREST ONLY TERM                                          NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
None                                                               2               $            561,304              0.70%          $       280,652            676             78.23%
120 MO IO                                                         122                        79,806,429             99.30                   654,151            742             71.51
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

                                                                            NOTE MARGINS OF THE GROUP V LOANS
NOTE MARGIN (%)                                             NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
2.000 - 2.499                                                      12              $           6,499,662             8.09%          $       541,638            737             64.34%
2.500 - 2.999                                                     110                         72,970,071             90.80                   663,364           742             72.28
3.000 - 3.499                                                      2                             898,000             1.12                    449,000           724             65.04
TOTAL:                                                            124              $         80,367,733             100.00%         $        648,127           741             71.55%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.7138% per annum.

                                                                       MAXIMUM MORTGAGE RATES OF THE GROUP V LOANS
MAXIMUM MORTGAGE RATE (%)                                   NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
10.000 - 10.999                                                    24              $           15,329,379             19.07%          $       638,724           741             71.97%
11.000 - 11.999                                                    90                          57,331,798             71.34                   637,020           744             71.17
12.000 - 12.999                                                    10                           7,706,556             9.59                    770,656           723             73.59
TOTAL:                                                            124              $           80,367,733             100.00%         $       648,127           741             71.55%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.2750% per annum.

                                                                       MINIMUM MORTGAGE RATES OF THE GROUP V LOANS
MINIMUM MORTGAGE RATES (%)                                  NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
2.000 - 2.999                                                     122              $         79,469,733             98.88%          $       651,391            741             71.63%
3.000 - 3.999                                                      2                            898,000             1.12                    449,000            724             65.04
TOTAL:                                                            124              $         80,367,733             100.00%         $       648,127            741             71.55%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.7138% per annum.

                                                                 NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP V LOANS
NEXT INTEREST ADJUSTMENT DATE                               NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
 2017-01                                                           1               $              794,114            0.99%          $        794,114            694             39.00%
 2017-02                                                           4                            2,822,102            3.51                    705,526           753             73.46
 2017-03                                                           11                           6,127,824            7.62                    557,075           747             73.79
 2017-04                                                           8                            4,776,537            5.94                    597,067           737             72.69
 2017-05                                                           21                         15,043,602             18.72                   716,362           746             71.98
 2017-06                                                           32                         21,114,506             26.27                   659,828           728             67.87
 2017-07                                                           26                         15,350,021             19.10                   590,385           752             75.77
 2017-08                                                           16                         10,324,203             12.85                   645,263           751             70.67
 2017-09                                                           5                           4,014,825             5.00                    802,965           721             75.78
TOTAL:                                                            124              $         80,367,733             100.00%         $        648,127           741             71.55%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 118.

                                                                                   DEBT TO INCOME RATIO
DTI                                                         NUMBER OF LOANS           PRINCIPAL BALANCE         % OF PRINCIPAL      AVERAGE PRINCIPAL       WEIGHTED          WEIGHTED
                                                                                                                    BALANCE              BALANCE         AVERAGE CREDIT       AVERAGE
                                                                                                                                                              SCORE         ORIGINAL LTV
20.00 or Less                                                      5               $           5,431,744             6.76%          $    1,086,349             748             74.83%
20.01 - 25.00                                                      4                            2,961,174            3.68                    740,294           732             71.41
25.01 - 30.00                                                      15                         10,445,742             13.00                   696,383           750             65.93
30.01 - 35.00                                                      18                         11,448,551             14.25                   636,031           742             72.68
35.01 - 40.00                                                      29                         17,793,575             22.14                   613,572           725             70.54
40.01 - 45.00                                                      36                         22,435,171             27.92                   623,199           750             73.54
45.01 - 50.00                                                      13                           7,119,873            8.86                    547,683           732             70.16
50.01 - 55.00                                                      4                            2,731,903            3.40                    682,976           745             75.88
TOTAL:                                                            124              $           80,367,733           100.00%         $        648,127           741             71.55%

                                         MORTGAGE LOANS IN THE AGGREGATE: PRELIMINARY MORTGAGE POOL CHARACTERISTICS
AGGREGATE COLLATERAL SUMMARY

SUMMARY                                                                                TOTAL                              MINIMUM                 MAXIMUM
Aggregate Current Principal Balance                                                                      $416,736,378.75             $151,000.00        $2,600,000.00
Number of Mortgage Loans                                                                                             700

Average Current Principal Balance                                                                            $595,337.68
Weighted Average Original Loan-to-Value                                                                           71.47%                  12.00%               95.00%
Weighted Average Mortgage Rate                                                                                     6.18%                   4.38%                7.75%
Weighted Average Net Mortgage Rate                                                                                 5.91%                   4.13%                7.50%
Weighted Average Note Margin                                                                                       2.51%                   2.25%                3.13%
Weighted Average Maximum Mortgage Rate                                                                            11.26%                   9.38%               13.75%
Weighted Average Minimum Mortgage Rate                                                                             2.51%                   2.25%                4.63%
Weighted Average Term to Next Rate Adjustment Date (months)                                                           73                       1                  120
Weighted Average Remaining Term to Stated Maturity (months)                                                          358                     338                  360
Weighted Average Credit Score                                                                                        741                     534                  819

Weighted Average reflected in Total
                                                                                                                          PERCENT OF CUT-OFF DATE
                                                                                                     RANGE                PRINCIPAL BALANCE
Product Type                                                                           Hybrid ARM                                        100.00%
                                                                                       Fixed                                               0.00%

Lien                                                                                   First                                             100.00%
                                                                                       Second                                              0.00%

Property Type                                                                          Single Family (detached)                           63.81%
                                                                                       Townhouse/rowhouse                                  0.63%
                                                                                       Condo under 5 stories                               8.09%
                                                                                       Condo 5 to 8 stories                                0.11%
                                                                                       Condo 9 stories or more                             0.52%
                                                                                       Detached PUD                                       24.63%
                                                                                       Attached PUD                                        1.46%
                                                                                       Two-to-four family units                            0.53%
                                                                                       Leasehold                                           0.21%

Occupancy Status                                                                       Primary Residence                                  96.14%
                                                                                       Second/Vacation                                     3.86%
                                                                                       Non Owner Occupied                                  0.00%

Documentation Type                                                                     Full/Alternate Documentation                       56.71%
                                                                                       Reduced Documentation                              43.29%

Loans with Prepayment penalties                                                                                                            5.00%

Interest Only Percentage                                                                                                                  90.36%

                                                                          LIEN POSITION OF THE AGGREGATE LOANS
LIEN POSITION                                                      NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
First Lien                                                               700                  $     416,736,379             100.00%         $595,338            741           71.47%
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338            741           71.47%

                                                                           PRODUCT TYPE OF THE AGGREGATE LOANS
PRODUCT TYPE                                                       NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
10YR Hybrid                                                               2                   $            561,304           0.13%          $280,652            676           78.23%
10YR Hybrid IO                                                           122                            79,806,429            19.15           654,151          742            71.51
1MO ARM IO                                                                1                                 251,500          0.06             251,500           798            76.00
1YR ARM                                                                   1                                 363,638          0.09             363,638           801            80.00
1YR IO                                                                    1                                 465,513          0.11             465,513           534            60.00
3YR Hybrid                                                                2                              1,497,857           0.36             748,928           736            76.33
3YR Hybrid IO                                                            12                              5,237,597           1.26             436,466           741            74.62
5YR Hybrid                                                               36                            19,947,513            4.79             554,098           748            67.26
5YR Hybrid 40/30 Balloon                                                  4                              1,374,123           0.33             343,531           720            63.19
5YR Hybrid IO                                                            330                          197,343,585            47.35            598,011           737            71.87
6MO ARM                                                                   1                                 434,284          0.10             434,284           793            74.00
6MO IO                                                                   29                            12,969,095            3.11             447,210           748            61.36
7YR Hybrid                                                               26                            15,793,809            3.79             607,454           747            71.85
7YR Hybrid 40/30 Balloon                                                  1                                 192,000          0.05             192,000           760            80.00
7YR Hybrid IO                                                            132                           80,498,133            19.32            609,834           746            72.81
TOTAL:                                                                   700                  $       416,736,379            100.00%         $595,338           741            71.47%

                                                            CREDIT SCORE DISTRIBUTION OF THE AGGREGATE LOANS
CREDIT SCORE RANGE                                                 NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE
                                                                                                                                              BALANCE      ORIGINAL LTV
520 - 539                                                                 1                   $            465,513           0.11%          $465,513          60.00%
640 - 659                                                                 9                              5,773,405           1.39             641,489          72.30
660 - 679                                                                28                            13,412,555            3.22             479,020          73.87
680 - 699                                                                97                            56,448,354            13.55            581,942          71.85
700 - 719                                                                106                           62,976,340            15.11            594,116          72.52
720 - 739                                                                105                           66,598,832            15.98            634,275          72.32
740 - 759                                                                90                            54,156,823            13.00            601,742          69.91
760 or Greater                                                           264                          156,904,558            37.65            594,335          70.88
TOTAL:                                                                   700                  $       416,736,379            100.00%         $595,338          71.47%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 741.

                                                            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE LOANS
ORIGINAL MORTGAGE LOAN BALANCE ($)                                 NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
100,001 to 200,000                                                       15                   $         2,675,668            0.64%          $178,378            730           72.26%
200,001 to 300,000                                                       19                              4,865,409           1.17             256,074           748            69.83
300,001 to 400,000                                                       20                              7,149,156           1.72             357,458           750            74.75
400,001 to 500,000                                                       232                         108,068,723             25.93            465,813           734            74.02
500,001 to 600,000                                                       174                           95,114,018            22.82            546,632           745            73.20
600,001 to 700,000                                                       102                           65,392,786            15.69            641,106           738            72.57
700,001 to 800,000                                                       46                            34,297,818            8.23             745,605           746            68.32
800,001 to 900,000                                                       29                            24,737,422            5.94             853,015           754            70.68
900,001 to 1,000,000                                                     39                            37,990,639            9.12             974,119           747            67.36
1,000,001 to 1,100,000                                                    3                              3,138,480           0.75          1,046,160            726            66.60
1,100,001 to 1,200,000                                                    4                              4,765,317           1.14          1,191,329            695            73.74
1,200,001 to 1,300,000                                                    1                              1,295,998           0.31          1,295,998            713            69.00
1,400,001 to 1,500,000                                                    7                            10,447,389            2.51          1,492,484            741            59.40
1,500,001 to 1,600,000                                                    3                              4,639,134           1.11          1,546,378            759            60.91
1,700,001 to 1,800,000                                                    2                              3,532,103           0.85          1,766,051            695            72.56
1,800,001 to 1,900,000                                                    1                              1,881,319           0.45          1,881,319            692            71.00
1,900,001 to 2,000,000                                                    1                              2,000,000           0.48          2,000,000            735            74.00
2,100,001 to 2,200,000                                                    1                              2,145,000           0.51          2,145,000            737            55.00
2,500,001 or greater                                                      1                              2,600,000           0.62          2,600,000            779            57.00
TOTAL:                                                                   700                  $        416,736,379          100.00%         $595,338            741           71.47%

                                                                        NET MORTGAGE RATES OF THE AGGREGATE LOANS
NET MORTGAGE RATES (%)                                             NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
4.000 - 4.499                                                             4                   $         1,341,050            0.32%           $335,262           773           72.45%
4.500 - 4.999                                                            24                            11,279,239            2.71             469,968           753            62.78
5.000 - 5.499                                                            76                            50,022,168            12.00            658,186           742            72.90
5.500 - 5.999                                                            273                         160,533,214             38.52            588,034           745            70.08
6.000 - 6.499                                                            229                         135,139,328             32.43            590,128           739            72.45
6.500 - 6.999                                                            63                            39,951,250            9.59             634,147           731            72.31
7.000 - 7.499                                                            22                            13,872,989            3.33             630,590           731            73.59
7.500 - 7.999                                                             9                             4,597,140            1.10             510,793           707            82.87
TOTAL:                                                                   700                  $       416,736,379            100.00%         $595,338           741           71.47%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.9096% per annum.

                                                                   MORTGAGE RATES OF THE LOANS OF THE AGGREGATE LOANS
MORTGAGE RATE (%)                                                  NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
4.000 - 4.499                                                             2                   $            505,225           0.12%          $252,613            767            77.99%
4.500 - 4.999                                                            14                              5,908,894           1.42             422,064           749            61.46
5.000 - 5.499                                                            32                            19,780,883            4.75             618,153           751            69.37
5.500 - 5.999                                                            153                           94,494,656            22.67            617,612           742            70.24
6.000 - 6.499                                                            313                         185,370,796             44.48            592,239           743            72.13
6.500 - 6.999                                                            138                           80,455,152            19.31            583,008           735            71.64
7.000 - 7.499                                                            32                            21,779,383            5.23             680,606           737            72.26
7.500 - 7.999                                                            16                              8,441,390           2.03             527,587           715            78.39
TOTAL:                                                                   700                  $        416,736,379           100.00%         $595,338           741            71.47%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.1843% per annum.

                                                                      ORIGINAL LOAN-TO-VALUE OF THE AGGREGATE LOANS
ORIGINAL LTV RATIO (%)                                             NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE
0.01 - 50.00                                                             43                   $       27,992,912             6.72%          $650,998            752
50.01 - 55.00                                                            22                            14,559,652            3.49             661,802           749
55.01 - 60.00                                                            49                            33,406,714            8.02             681,770           741
60.01 - 65.00                                                            48                            32,524,744            7.80             677,599           734
65.01 - 70.00                                                            64                            40,190,834            9.64             627,982           737
70.01 - 75.00                                                            104                           67,191,507            16.12            646,072           737
75.01 - 80.00                                                            345                          189,524,086            45.48            549,345           741
80.01 - 85.00                                                             3                              1,268,000           0.30             422,667           741
85.01 - 90.00                                                            13                              6,432,404           1.54             494,800           725
90.01 - 95.00                                                             9                              3,645,527           0.87             405,059           754
TOTAL:                                                                   700                  $     416,736,379             100.00%          $595,338           741

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 71.47%.

                                                        GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE AGGREGATE LOANS
STATE                                                              NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
California                                                               323                      $ 190,214,419             45.64%          $588,899            738           72.50%
Florida                                                                  24                             15,717,518           3.77             654,897           739            67.35
New York                                                                 12                               7,026,485          1.69             585,540           751            73.05
Texas                                                                     8                               7,297,068          1.75             912,134           739            74.73
New Jersey                                                               33                             19,816,115           4.76             600,488           747            73.99
Georgia                                                                   7                               3,898,512          0.94             556,930           755            76.07
Virginia                                                                 48                             26,635,163           6.39             554,899           735            74.30
Alabama                                                                   2                               1,160,000          0.28             580,000           753            80.00
Arizona                                                                  25                             14,961,991           3.59             598,480           750            75.08
Colorado                                                                 16                             10,733,630           2.58             670,852           745            69.25
Connecticut                                                               7                               4,724,964          1.13             674,995           730            71.85
District of Columbia                                                      2                               1,037,840          0.25             518,920           723            80.00
Delaware                                                                  2                               3,625,000          0.87          1,812,500            738            50.51
Hawaii                                                                    5                               4,676,943          1.12             935,389           749            69.98
Illinois                                                                 26                             14,217,969           3.41             546,845           745            67.39
Indiana                                                                   1                                 613,838          0.15             613,838           778            80.00
Kentucky                                                                  1                                 584,000          0.14             584,000           731            80.00
Massachusetts                                                            12                               6,450,340          1.55             537,528           749            65.31
Maryland                                                                 19                             12,829,940           3.08             675,260           744            64.12
Michigan                                                                 14                               6,180,544          1.48             441,467           750            67.04
Minnesota                                                                 4                               2,284,777          0.55             571,194           741            75.30
Missouri                                                                  7                               5,365,339          1.29             766,477           717            69.83
Montana                                                                   4                               3,463,910          0.83             865,977           757            61.89
North Carolina                                                            7                               3,246,766          0.78             463,824           756            67.69
New Hampshire                                                             3                               1,889,800          0.45             629,933           721            67.86
New Mexico                                                                1                                 164,000          0.04             164,000           788            82.00
Nevada                                                                    6                               3,898,467          0.94             649,745           734            66.36
Ohio                                                                      1                                 568,835          0.14             568,835           696            80.00
Oregon                                                                   10                               5,135,076          1.23             513,508           733            73.07
Pennsylvania                                                              8                               4,711,001          1.13             588,875           727            62.33
South Carolina                                                            9                               5,326,575          1.28             591,842           728            66.33
Tennessee                                                                 2                               1,330,250          0.32             665,125           740            76.92
Utah                                                                      9                               4,429,641          1.06             492,182           722            73.10
Washington                                                               34                             17,980,846           4.31             528,848           750            75.23
Wisconsin                                                                 6                               3,232,817          0.78             538,803           762            66.97
Kansas                                                                    1                                 456,000          0.11             456,000           705            80.00
South Dakota                                                              1                                 850,000          0.20             850,000           769            57.00
TOTAL:                                                                   700                      $     416,736,379          100.00%         $595,338           741            71.47%

                                                                      MORTGAGE LOAN PURPOSE OF THE AGGREGATE LOANS
LOAN PURPOSE                                                       NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
Purchase                                                                 280                  $     171,193,721             41.08%          $611,406            750           74.88%
Rate/Term Refinance                                                      261                         151,885,417             36.45            581,936           737            69.73
Equity Refinance                                                         159                          93,657,240             22.47            589,039           730            68.04
TOTAL:                                                                   700                  $     416,736,379             100.00%          $595,338           741            71.47%

                                                                MORTGAGE LOAN DOCUMENTATION TYPES OF THE AGGREGATE LOANS
DOCUMENTATION                                                      NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
Full/Alternate Documentation                                             386                  $     236,337,698             56.71%          $612,274            740           72.85%
Reduced Documentation                                                    314                        180,398,680             43.29            574,518            742           69.65
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338            741           71.47%

                                                                          OCCUPANCY TYPE OF THE AGGREGATE LOANS
OCCUPANCY TYPE                                                     NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
Primary Residence                                                        674                  $     400,663,141             96.14%          $594,456            740           71.58%
Second/Vacation                                                          26                          16,073,238             3.86             618,201            750           68.62
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338            741           71.47%

                                                                     MORTGAGED PROPERTY TYPES OF THE AGGREGATE LOANS
PROPERTY TYPE                                                      NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
Single-family detached                                                   451                  $        265,919,458            63.81%          $589,622          739            70.88%
Townhouse                                                                 5                              2,633,857           0.63             526,771           715            65.20
Condo-Low-Rise(Less than 5 stories)                                      59                            33,715,511            8.09             571,449           755            74.34
Condo Mid-Rise (5 to 8 stories)                                           1                                 456,000          0.11             456,000           763            80.00
Condo High-Rise (9 stories or more)                                       4                              2,183,850           0.52             545,963           764            70.16
Planned Unit Developments (detached)                                     161                           102,644,894           24.63            637,546           739            72.08
Planned Unit Developments (attached)                                     13                              6,103,725           1.46             469,517           738            76.16
Two-to-four family units                                                  5                              2,207,885           0.53             441,577           737            74.63
Leasehold                                                                 1                                 871,200          0.21             871,200           739            45.00
TOTAL:                                                                   700                  $         416,736,379          100.00%          $595,338          741            71.47%

                                                                     PREPAYMENT PENALTY TERMS OF THE AGGREGATE LOANS
PREPAYMENT PENALTY TERM                                            NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
None                                                                     661                  $     395,880,744              95.00%          $598,912           741            71.38%
36 MO PPP                                                                37                            19,801,134            4.75             535,166           730            73.16
6 MO PPP                                                                  1                               199,500            0.05             199,500           787            57.00
Other                                                                     1                               855,000            0.21             855,000           806            78.00
TOTAL:                                                                   700                  $       416,736,379            100.00%         $595,338           741            71.47%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                                                       INTEREST ONLY TERMS OF THE AGGREGATE LOANS
INTEREST ONLY TERM                                                 NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
None                                                                     73                   $       40,164,527             9.64%          $550,199           746            69.66%
12 MO IO                                                                  1                              465,513            0.11             465,513           534            60.00
120 MO IO                                                                327                         190,693,646            45.76            583,161           740            71.97
36 MO IO                                                                  7                            3,817,500            0.92             545,357           740            72.97
60 MO IO                                                                 194                         119,764,350            28.74            617,342           737            70.74
84 MO IO                                                                 98                           61,830,843            14.84            630,927           747            72.49
TOTAL:                                                                   700                  $      416,736,379             100.00%         $595,338          741            71.47%

                                                                           NOTE MARGINS OF THE AGGREGATE LOANS
NOTE MARGIN (%)                                                    NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
2.000 - 2.499                                                            380                  $     204,618,427             49.10%           $538,470           741            72.05%
2.500 - 2.999                                                            316                         210,071,150             50.41            664,782           740            70.97
3.000 - 3.499                                                             4                            2,046,802             0.49             511,701           732            64.14
TOTAL:                                                                   700                  $     416,736,379             100.00%          $595,338           741            71.47%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.5058% per annum.

                                                                      MAXIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
MAXIMUM MORTGAGE RATE (%)                                          NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
9.000 - 9.999                                                             2                   $            505,225           0.12%          $252,613           767            77.99%
10.000 - 10.999                                                          163                           102,675,210          24.64            629,909           741            70.30
11.000 - 11.999                                                          451                           267,169,654          64.11            592,394           741            72.11
12.000 - 12.999                                                          81                             45,288,006          10.87            559,111           737            70.10
13.000 - 13.999                                                           3                              1,098,284          0.26             366,095           758            77.63
TOTAL:                                                                   700                  $        416,736,379          100.00%         $595,338           741            71.47%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.2644% per annum.

                                                                      MINIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
MINIMUM MORTGAGE RATES (%)                                         NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
2.000 - 2.999                                                            694                  $     413,590,577             99.25%          $595,952           741            71.52%
3.000 - 3.999                                                             4                           2,046,802             0.49             511,701           732            64.14
4.000 - 4.999                                                             2                           1,099,000             0.26             549,500           701            63.82
TOTAL:                                                                   700                  $     416,736,379             100.00%         $595,338           741            71.47%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.5100% per annum.
                                                                NEXT INTEREST RATE ADJUSTMENT DATE OF THE AGGREGATE LOANS
NEXT INTEREST ADJUSTMENT DATE                                      NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
 2007-09                                                                 15                   $         6,684,464            1.60%          $445,631            755           58.74%
 2007-10                                                                  7                              2,820,873           0.68             402,982           707            66.78
 2007-11                                                                  8                              4,059,555           0.97             507,444           743            63.24
 2008-02                                                                  2                                 555,500          0.13             277,750           794            66.92
 2008-07                                                                  1                                 363,638          0.09             363,638           801            80.00
 2010-02                                                                  4                                 980,097          0.24             245,024           753            78.64
 2010-04                                                                  1                                 472,500          0.11             472,500           721            75.00
 2010-05                                                                  4                              2,174,000           0.52             543,500           747            76.92
 2010-06                                                                  1                                 997,857          0.24             997,857           713            80.00
 2010-07                                                                  1                                 536,000          0.13             536,000           793            80.00
 2010-08                                                                  3                              1,575,000           0.38             525,000           728            65.22
 2011-09                                                                  1                                 224,000          0.05             224,000           755            80.00
 2011-11                                                                  1                                 442,497          0.11             442,497           757            80.00
 2012-01                                                                  1                                 654,524          0.16             654,524           659            80.00
 2012-02                                                                  9                              4,551,902           1.09             505,767           744            67.96
 2012-03                                                                 18                            12,189,684            2.93             677,205           741            66.76
 2012-04                                                                 32                            19,461,987            4.67             608,187           733            73.70
 2012-05                                                                 37                            20,403,965            4.90             551,459           735            73.57
 2012-06                                                                 81                            46,321,481            11.12            571,870           738            71.66
 2012-07                                                                 110                           68,667,329            16.48            624,248           738            71.33
 2012-08                                                                 74                            42,228,812            10.13            570,660           738            70.72
 2012-09                                                                  6                              3,519,040           0.84             586,507           756            69.31
 2013-12                                                                  1                                 580,000          0.14             580,000           774            80.00
 2014-01                                                                  1                                 548,734          0.13             548,734           752            77.00
 2014-02                                                                  6                              4,819,141           1.16             803,190           714            62.83
 2014-03                                                                 12                              7,646,889           1.83             637,241           754            75.77
 2014-04                                                                 21                            12,653,860            3.04             602,565           746            72.80
 2014-05                                                                 30                            18,415,219            4.42             613,841           759            73.40
 2014-06                                                                 39                            23,617,500            5.67             605,577           738            71.30
 2014-07                                                                 19                            11,887,400            2.85             625,653           742            75.07
 2014-08                                                                 28                            15,035,198            3.61             536,971           748            75.64
 2014-09                                                                  2                              1,280,000           0.31             640,000           784            42.06
 2017-01                                                                  1                                 794,114          0.19             794,114           694            39.00
 2017-02                                                                  4                              2,822,102           0.68             705,526           753            73.46
 2017-03                                                                 11                              6,127,824           1.47             557,075           747            73.79
 2017-04                                                                  8                              4,776,537           1.15             597,067           737            72.69
 2017-05                                                                 21                            15,043,602            3.61             716,362           746            71.98
 2017-06                                                                 32                            21,114,506            5.07             659,828           728            67.87
 2017-07                                                                 26                            15,350,021            3.68             590,385           752            75.77
 2017-08                                                                 16                            10,324,203            2.48             645,263           751            70.67
2017-09                                                                   5                              4,014,825           0.96             802,965           721            75.78
TOTAL:                                                                   700                  $        416,736,379           100.00%         $595,338           741            71.47%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 73.
                                                                                  DEBT TO INCOME RATIO
DTI                                                                NUMBER OF LOANS              PRINCIPAL BALANCE       % OF PRINCIPAL        AVERAGE        WEIGHTED        WEIGHTED
                                                                                                                            BALANCE          PRINCIPAL        AVERAGE         AVERAGE
                                                                                                                                              BALANCE      CREDIT SCORE    ORIGINAL LTV
20.00 or Less                                                            26                   $       20,195,590             4.85%           $776,753           749            65.61%
20.01 - 25.00                                                            29                            18,095,149            4.34             623,971           746            66.63
25.01 - 30.00                                                            68                            44,159,977            10.60            649,411           751            66.75
30.01 - 35.00                                                            91                            53,981,556            12.95            593,204           742            71.26
35.01 - 40.00                                                            181                         106,314,384             25.51            587,372           738            71.06
40.01 - 45.00                                                            179                         101,525,236             24.36            567,180           739            74.28
45.01 - 50.00                                                            116                          64,693,530             15.52            557,703           731            74.65
50.01 - 55.00                                                            10                            7,770,958             1.86             777,096           766            68.55
TOTAL:                                                                   700                  $      416,736,379             100.00%         $595,338           741            71.47%

CERTAIN TRANSACTION INFORMATION

OFFERED CERTIFICATES:                           The Class I-A, Class II-A, Class III-A, Class IV-A, Class V-A, Class M and Class R Certificates.

UNDERWRITER:                                    Residential  Funding  Securities,  LLC, or RFS. RFS will  purchase all or a portion of the Class I-A,  Class
                                                II-A, Class III-A, Class IV-A, Class V-A and Class R (other than a de minimis portion thereof)  Certificates on the  closing  date,  subject  to the  satisfaction  of  the  conditions  set  forth  in the  underwriting agreement.

SIGNIFICANT SERVICERS:                          Homecomings Financial, LLC. ("Homecomings"),  a wholly-owned subsidiary of Residential Funding Company, LLC, is expected to  subservice  more than 20% of the group III loans,  group IV loans and the mortgage  loans in the aggregate.  GMAC Mortgage, LLC ("GMACM"),  an affiliate of Residential Funding Company, LLC, is expected to subservice more than 20% of the group I loans,  group II loans,  group III loans, group IV loans, group V loans  and the  mortgage  loans in the  aggregate.  Provident  Funding  Associates,  L.P.  ("Provident")  is
                                                expected  to  subservice  more than 10% but less than 20% of the group II loans,  group III loans,  group IV loans and the mortgage loans in the aggregate.

SIGNIFICANT ORIGINATORS:                        Homecomings  originated  10% or more of the group III loans,  group IV loans and the  mortgage  loans in the aggregate.  GMACM  originated 10% or more of the group I loans,  group II loans,  group III loans,  group IV loans,  group V loans and the mortgage loans in the aggregate.  Provident  originated more than 10% but less than 20% of the group II loans, group III loans, group IV loans and the mortgage loans in the aggregate.

CUT-OFF DATE:                                   August 1, 2007.

CLOSING DATE:                                   On or about August 30, 2007.

DISTRIBUTION DATE:                              25th of each month,  or the next  business day if such day is not a business day,  commencing  September 25,
                                                2007.

FINAL SCHEDULED
DISTRIBUTION DATES:                             The  distribution  date in August 2037. The actual final  distribution  date could be later or substantially earlier.

FORM OF CERTIFICATES:                           Book-entry:  Class I-A, Class II-A, Class III-A,  Class IV-A, Class V-A and Class M Certificates.  Physical:
                                                Class R Certificates.

MINIMUM DENOMINATIONS:                          Investors may hold the beneficial  interests in the Class I-A, Class II-A, Class III-A, Class IV-A and Class
                                                V-A Certificates,  other than any class of Interest Only Certificates and Class M-1 Certificates, in minimum denominations  representing an original  principal amount of $100,000 and integral multiples of $1 in excess thereof.  Class M-2 and Class M-3 Certificates in minimum  denominations of $250,000 and integral  multiples of $1 in excess  thereof.  Any class of Interest Only  Certificates:  $2,000,000  notional  amount.  Class R
                                                Certificates: 20% percentage interests.

SENIOR CERTIFICATES:                            Class I-A, Class II-A, Class III-A, Class IV-A, Class V-A and Class R Certificates.

SUBORDINATE CERTIFICATES:                       Class M-1,  Class M-2,  Class M-3, Class B-1,  Class B-2 and Class B-3. The  Subordinate  Certificates  will provide credit enhancement to the Senior Certificates.

ERISA:                                          Subject to the  considerations  contained  in the term sheet  supplement  no. 2, the Class I-A,  Class II-A,
                                                Class  III-A,  Class  IV-A,  Class V-A and Class M  Certificates  may be  eligible  for  purchase by persons investing assets of employee benefit plans or individual  retirement  accounts assets.  Sales of the Class R
                                                Certificates  to  such  plans  or  retirement  accounts  are  prohibited,  except  as  permitted  in  "ERISA
                                                Considerations" in the term sheet supplement no. 2.

                                                See "ERISA Considerations" in the term sheet supplement no. 2 and in the related base prospectus.

SMMEA:                                          When issued the offered  certificates  rated in at least the second  highest  rating  category by one of the rating  agencies  will be "mortgage  related  securities"  for  purposes of the  Secondary  Mortgage  Market
                                                Enhancement Act of 1984, or SMMEA, and the remaining  classes of certificates  will not be "mortgage related securities" for purposes of SMMEA.

                                                See "Legal  Investment"  in the term sheet  supplement no. 2 and "Legal  Investment  Matters" in the related base prospectus.

TAX STATUS:                                     For federal income tax purposes,  the depositor  will elect to treat the portion of the trust  consisting of the  related  mortgage  loans and  certain  other  segregated  assets as one or more  real  estate  mortgage investment  conduits.  The  offered  certificates,  other  than the  Class R  Certificates,  will  represent ownership of regular  interests in a real estate mortgage  investment  conduit and generally will be treated as  representing  ownership  of debt for  federal  income tax  purposes.  You will be required to include in income all interest  and original  issue  discount,  if any, on such  certificates  in  accordance  with the accrual  method of  accounting  regardless  of your usual  methods of  accounting.  For  federal  income tax purposes,  the Class R Certificates will represent residual  interests in a real estate mortgage  investment conduit.

                                                For  further  information  regarding  the  federal  income tax  consequences  of  investing  in the  offered certificates,  including important information regarding the tax treatment of the Class R Certificates,  see
                                                "Material  Federal  Income Tax  Consequences"  in the term sheet  supplement  no. 2 and in the related  base prospectus.

CREDIT ENHANCEMENT

Credit  enhancement  for the Senior  Certificates  will be  provided  by the  subordination  of the Class M and Class B  Certificates,  as and to the extent described  in the term sheet  supplement  no. 2. Credit  enhancement  for the Class M  Certificates  will be provided  by the  subordination  of the Class M
Certificates  with a lower payment priority and Class B Certificates,  as and to the extent described in the term sheet supplement no. 2. Realized losses on the mortgage loans will be allocated to the Class B-3 Certificates,  then to the Class B-2 Certificates,  then to the Class B-1 Certificates, then the Class
M-3 Certificates,  then to the Class M-2 Certificates,  and then to the Class M-1 Certificates, to the extent such class has a certificate principal balance greater than zero.  When this occurs,  the  certificate  principal  balance of the class to which the loss is allocated is reduced,  without a corresponding payment of principal.

If the aggregate certificate  principal balance of the Subordinate  Certificates has been reduced to zero, losses on the mortgage loans in a loan group will be allocated  among the related Senior  Certificates in accordance with their  respective  remaining  certificate  principal  balances or accrued  interest, subject to the special rules described in the term sheet supplement no. 2.

See "Description of the Certificates--Allocation of Losses; Subordination" in the term sheet supplement no. 2.

ADVANCES

For any month,  if the Master  Servicer does not receive the full scheduled  payment on a mortgage loan, the Master Servicer will advance funds to cover the amount of the  scheduled  payment  that was not made.  However,  the Master  Servicer  will  advance  funds only if it  determines  that the advance will be recoverable from future payments or collections on that mortgage loan.

See "Description of the Certificates--Advances" in the term sheet supplement no. 2.

OPTIONAL TERMINATION

On any distribution date on which the aggregate  outstanding  principal balance of the mortgage loans as of the related  determination date is less than 10%
of their aggregate stated principal balance as of the cut-off date, the master servicer may, but will not be required to:

            o           purchase from the trust all of the remaining mortgage loans, causing an early retirement of the certificates; or

            o           purchase all of the certificates.

Under either type of optional purchase,  holders of the outstanding  certificates are entitled to receive the outstanding  certificate  principal balance of the certificates in full with accrued  interest,  as and to the extent described in the term sheet supplement no. 2. However,  any optional  purchase of the remaining  mortgage loans may result in a shortfall to the holders of the most  subordinate  classes of  certificates  outstanding,  if the trust then holds properties  acquired from foreclosing upon defaulted  loans. In either case,  there will be no reimbursement of losses or interest  shortfalls  allocated to the certificates.

See "Pooling and Servicing  Agreement--Termination"  in the term sheet supplement no. 2 and "The Pooling and Servicing  Agreement--Termination;  Retirement of
Certificates" in the related base prospectus.

PRIORITY OF DISTRIBUTIONS AMONG OFFERED CERTIFICATES

General principles  underlying priority of distributions  among the offered  certificates are set forth under "Description of the  Certificates--Glossary  of
Terms," "--Interest  Distributions,"  "--Principal  Distributions on the Senior Certificates,"  "--Principal Distributions on the Class M Certificates" and, if
applicable, "--Principal Distributions on Certain Classes of Insured Certificates" in the term sheet supplement no. 2.

CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

A description of certain yield and  prepayment  considerations  applicable to the offered  certificates,  including  certain  special yield and  prepayments considerations  applicable to any class included in any applicable  special  categories and  designations of the offered  certificates,  are set forth under
"Certain Yield and Prepayment  Considerations" in the term sheet supplement no. 2 and "Yield Considerations" and "Maturity and Prepayment Considerations" in
the related base prospectus.

The  categories  and  designations  of the offered  certificates  of any class of the offered  certificates  will be more fully  described in the term sheet supplement no. 2.

FILED PURSUANT TO RULE 433 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TERM SHEET SUPPLEMENT NO. 2
For use with base prospectus dated April 6, 2007
                                                      RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                                                                         DEPOSITOR
                                                              (COMMISSION FILE NO. 333-140614)

                                                              RESIDENTIAL FUNDING COMPANY, LLC
                                                                SPONSOR AND MASTER SERVICER

                                                                         SA PROGRAM
                                                             MORTGAGE PASS THROUGH CERTIFICATES
                                                                    (ISSUABLE IN SERIES)

THE TRUSTS

Each RFMSI trust, also referred to as the issuing entity,  will be established to hold assets  transferred to it by the depositor.  The assets of each trust will be  specified  in the  prospectus  supplement  for the  related  series of  certificates  and will  generally  consist of a pool of one- to four family residential  first lien mortgage loans,  divided into two or more loan groups.  The mortgage loans will be master serviced by Residential  Funding  Company,
LLC.

THE CERTIFICATES

The certificates  will be issued in series,  each having its own designation.  Each series will be issued in one or more classes of senior  certificates and one or more  classes of  subordinated  certificates.  Each class will  evidence  beneficial  ownership  of, and the right to a  specified  portion of future payments on, the mortgage loans and any other assets  included in the related  trust.  A term sheet may accompany  this term sheet  supplement no. 2 for any series and may set forth additional information about the mortgage loans, the certificates and the trust for that series.

------------------------------------------------------------------------------------------------------------------------------------------------------------
YOU SHOULD CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-7 IN THIS TERM SHEET SUPPLEMENT NO. 2.
------------------------------------------------------------------------------------------------------------------------------------------------------------

THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A BASE  PROSPECTUS) WITH THE SECURITIES AND EXCHANGE  COMMISSION,  OR SEC, FOR THE OFFERING TO
WHICH THIS COMMUNICATION  RELATES.  BEFORE YOU INVEST, YOU SHOULD READ THE BASE PROSPECTUS IN THAT REGISTRATION  STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR
HAS FILED WITH THE SEC FOR MORE COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE OFFERING.  YOU MAY GET THESE  DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON
THE SEC WEB SITE AT WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY UNDERWRITER OR ANY DEALER  PARTICIPATING  IN THE OFFERING WILL ARRANGE TO SEND YOU THE
PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING THE TOLL-FREE  NUMBER SET FORTH IN THE PROSPECTUS  SUPPLEMENT FOR ANY CLASS OF CERTIFICATES  RELATED TO
THE OFFERING.

                                                                      AUGUST 28, 2007

THIS TERM SHEET  SUPPLEMENT  NO. 2 IS NOT REQUIRED  TO, AND DOES NOT,  CONTAIN ALL  INFORMATION  THAT IS REQUIRED TO BE INCLUDED IN THE  PROSPECTUS  AND THE
PROSPECTUS SUPPLEMENT FOR ANY SERIES.  THE INFORMATION IN THIS TERM SHEET SUPPLEMENT NO. 2 IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE  INFORMATION  IN THIS TERM SHEET  SUPPLEMENT  NO. 2, IF  CONVEYED  PRIOR TO THE TIME OF YOUR  CONTRACTUAL  COMMITMENT  TO  PURCHASE  ANY OF THE  OFFERED
CERTIFICATES,  SUPERSEDES  INFORMATION  CONTAINED IN ANY PRIOR SIMILAR TERM SHEET SUPPLEMENT NO. 2 AND ANY OTHER FREE WRITING  PROSPECTUS  RELATING TO THOSE
OFFERED CERTIFICATES.

THIS TERM SHEET  SUPPLEMENT NO. 2 AND ANY RELATED TERM SHEET FOR A SERIES IS NOT AN OFFER TO SELL OR A SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN
ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

NEITHER THE SECURITIES AND EXCHANGE  COMMISSION NOR ANY STATE  SECURITIES  COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED  CERTIFICATES OR DETERMINED
THAT THIS TERM SHEET  SUPPLEMENT  NO. 2, ANY TERM SHEET FOR ANY SERIES OR THE RELATED BASE  PROSPECTUS IS ACCURATE OR COMPLETE.  ANY  REPRESENTATION  TO THE
CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE CERTIFICATES OF ANY SERIES  REPRESENT  INTERESTS ONLY IN THE RELATED TRUST, AS THE ISSUING ENTITY,  AND DO NOT REPRESENT  INTERESTS IN OR OBLIGATIONS OF
RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., AS THE DEPOSITOR, RESIDENTIAL FUNDING COMPANY, LLC, AS THE SPONSOR, OR ANY OF THEIR AFFILIATES.

                                                                   EUROPEAN ECONOMIC AREA

In relation to each Member  State of the  European  Economic  Area which has  implemented  the  Prospectus  Directive,  each  referred to in this term sheet supplement no. 2 as a Relevant Member State,  each underwriter will represent and agree that with effect from and including the date on which the Prospectus
Directive is implemented in that Relevant  Member State,  referred to in this term sheet  supplement no. 2 as the Relevant  Implementation  Date, it has not
made and will not make an offer of any class of  certificates  with a minimum  denomination  less than $100,000 to the public in that Relevant  Member State prior to the publication of a prospectus in relation to the  certificates  which has been approved by the competent  authority in that Relevant Member State or, where  appropriate,  approved in another Relevant Member State and notified to the competent  authority in that Relevant Member State, all in accordance with the Prospectus  Directive,  except that it may, with effect from and including the Relevant  Implementation  Date, make an offer of certificates to the public in that Relevant Member State at any time:

(a)         to legal entities which are authorized or regulated to operate in the financial  markets or, if not so authorized or regulated,  whose corporate purpose is solely to invest in securities;

(b)         to any legal entity which has two or more of (1) an average of at least 250 employees  during the last financial year; (2) a total balance sheet of more than(euro)43,000,000 and (3) an annual net turnover of more than(euro)50,000,000, as shown in its last annual or consolidated accounts; or

(c)         in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of the preceding  paragraph,  (i) "offer of certificates to the public" in relation to any  certificates in any Relevant Member State means the  communication  in any form and by any means of sufficient  information on the terms of the offer and the  certificates to be offered so as to enable an investor to decide to purchase or subscribe the  certificates,  as the same may be varied in that Member State by any measure  implementing  the  Prospectus
Directive in that Member State, and (ii) "Prospectus  Directive" means Directive 2003/71/EC and includes any relevant  implementing measure in each Relevant
Member State.

                                                                       UNITED KINGDOM

Each underwriter for any series of certificates will represent and agree that:

(a)         it has only  communicated  or caused to be  communicated  and will only  communicate or cause to be  communicated an invitation or inducement to engage in  investment  activity  (within the meaning of Section 21  of the  Financial  Services and Markets Act,  referred to in this term sheet supplement no. 2 as FSMA) received by it in connection with the issue or sale of the  certificates in  circumstances  in which  Section 21(1) of the FSMA does not apply to the issuing entity; and

(b)         it has complied and will comply with all applicable  provisions of the FSMA with respect to anything done by it in relation to the  certificates in, from or otherwise involving the United Kingdom.

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THE PROSPECTUS SUPPLEMENT FOR ANY CLASS OF OFFERED CERTIFICATES, THIS TERM SHEET
                            SUPPLEMENT NO. 2 AND THE RELATED BASE PROSPECTUS WITH RESPECT TO ANY SERIES OF OFFERED CERTIFICATES

We provide information to you about any series of offered certificates in three or more separate documents that provide progressively more detail:

            -           the related base prospectus, which provides general information, some of which may not apply to your series of offered certificates;

            -           this term sheet  supplement  no. 2,  which  provides  general  information  about  series of  certificates  issued  pursuant  to the depositor's "Jumbo A" floating rate program or the SA Program,  some of which may not apply to your series of offered  certificates;
                        and

            -           one or more term  sheets,  which may  describe  terms  applicable  to the  classes of the series of offered  certificates  described therein,  may  provide a  description  of certain  collateral  stipulations  regarding  the  mortgage  loans and the  parties to the transaction and may provide other information related to your series of certificates.

The registration statement to which this offering relates is Commission File Number 333-140614.

The depositor's principal offices are located at 8400 Normandale Lake Boulevard,  Suite 250, Minneapolis,  Minnesota 55437 and its telephone number is (952)
857-7000.

THE  INFORMATION  IN THIS TERM SHEET  SUPPLEMENT NO. 2, IF CONVEYED PRIOR TO THE TIME OF YOUR  CONTRACTUAL  COMMITMENT TO PURCHASE ANY OF THE  CERTIFICATES,
SUPERSEDES ANY INFORMATION  CONTAINED IN ANY PRIOR SIMILAR MATERIALS  RELATING TO THE  CERTIFICATES.  THE INFORMATION IN THIS TERM SHEET SUPPLEMENT NO. 2 IS
PRELIMINARY,  AND IS SUBJECT TO COMPLETION OR CHANGE.  THIS TERM SHEET  SUPPLEMENT  NO. 2 IS BEING  DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH  INFORMATION
ABOUT THE OFFERING OF THE CERTIFICATES  REFERRED TO IN THIS TERM SHEET SUPPLEMENT NO. 2 AND TO SOLICIT AN OFFER TO PURCHASE THE  CERTIFICATES,  WHEN, AS AND
IF ISSUED.  ANY SUCH OFFER TO PURCHASE  MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT  CONSTITUTE  A  CONTRACTUAL  COMMITMENT  BY YOU TO PURCHASE ANY OF THE
CERTIFICATES, UNTIL WE HAVE ACCEPTED YOUR OFFER TO PURCHASE CERTIFICATES.

THE  CERTIFICATES  REFERRED TO IN THESE MATERIALS ARE BEING SOLD WHEN, AS AND IF ISSUED.  THE ISSUING ENTITY IS NOT OBLIGATED TO ISSUE SUCH  CERTIFICATES OR
ANY SIMILAR SECURITY AND THE  UNDERWRITER'S  OBLIGATION TO DELIVER SUCH  CERTIFICATES IS SUBJECT TO THE TERMS AND CONDITIONS OF THE  UNDERWRITING  AGREEMENT
WITH THE ISSUING  ENTITY AND THE  AVAILABILITY  OF SUCH  CERTIFICATES  WHEN, AS AND IF ISSUED BY THE ISSUING  ENTITY.  YOU ARE ADVISED THAT THE TERMS OF THE
CERTIFICATES,  AND THE  CHARACTERISTICS  OF THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE POSSIBILITY THAT MORTGAGE LOANS
THAT  COMPRISE THE POOL MAY BECOME  DELINQUENT OR DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT  MORTGAGE  LOANS MAY BE ADDED TO THE
POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES  MAY BE SPLIT,  COMBINED OR ELIMINATED).  YOU ARE ADVISED THAT  CERTIFICATES  MAY NOT BE ISSUED THAT HAVE
THE  CHARACTERISTICS  DESCRIBED IN THESE MATERIALS.  THE UNDERWRITER'S  OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS AND
CERTIFICATES  HAVING THE  CHARACTERISTICS  DESCRIBED  IN THESE  MATERIALS.  IF FOR ANY REASON THE ISSUING  ENTITY DOES NOT DELIVER  SUCH  CERTIFICATES,  THE
UNDERWRITER  WILL NOTIFY  YOU,  AND NEITHER THE ISSUING  ENTITY NOR ANY  UNDERWRITER  WILL HAVE ANY  OBLIGATION  TO YOU TO DELIVER ALL OR ANY PORTION OF THE
CERTIFICATES WHICH YOU HAVE COMMITTED TO PURCHASE.

                    TABLE OF CONTENTS

                                                                    PAGE                                                                                PAGE

            Primary Mortgage Insurance and Primary Hazard Insurance.S-35

            Distributions on Certain Classes of Exchangeable

            Principal Distributions on Certain Classes of Insured

            Advances    S-67

            Principal Only Certificate and Interest Only Certificate
            Yield Considerations ...................................S-76

            Class M-2 and Class M-3 Certificate Yield ConsiderationsS-76

            Additional Yield Considerations Applicable Solely to the

            Servicing and Other Compensation and Payment of ExpensesS-85

            Special Tax Considerations Applicable to Exchangeable
            Certificates ...........................................S-90

            Special Tax Considerations Applicable to Residual

                                                                              RISK FACTORS

            The offered  certificates  of any series are not suitable  investments  for all investors.  In particular,  you should not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class.

            The offered  certificates  are complex  securities.  You should  possess,  either alone or together  with an investment  advisor,  the expertise necessary to evaluate the  information  contained in this term sheet  supplement  no. 2 and the related  base  prospectus  in the context of your  financial situation and tolerance for risk.

            The mortgage loans included in the trust  established for any series will be divided into two or more loan groups.  The risks associated with an investment in different classes of offered  certificates may be different as a result of the characteristics of the specific loan group to which the offered certificates relate.

            You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

RISK OF LOSS

Underwriting standards may affect risk of     Generally,  the mortgage loans have been originated using  underwriting  standards that conform to those published
loss on the mortgage loans.                   in Residential  Funding Company,  LLC's Client Guide for the "Jumbo A" program.  Applying these standards  creates additional risks that realized losses on the mortgage loans will be allocated to certificateholders.
                                              Examples include the following:

                                              o     mortgage  loans secured by non-owner  occupied  properties may present a greater risk that the borrower will stop making monthly payments if the borrower's financial condition deteriorates;
                                              o     mortgage loans with principal balances greater than the applicable conforming balance of Fannie Mae and
                                                    Freddie Mac may present a risk of a greater loss if the borrower's financial condition deteriorates;
                                              o     mortgage loans that have loan-to-value ratios at origination of more than 80% of the value of the mortgaged property may have an increased risk that the value of the mortgaged property will not be sufficient to satisfy these mortgage loans upon foreclosure;
                                              o     mortgage loans underwritten through the use of an automated underwriting system may not require the delivery of all or a portion of the related credit files, which increases the risk that the borrower's credit worthiness is not accurately represented;
                                              o     mortgage loans with graduated monthly payments, which are initially less than the amount necessary to fully amortize the mortgage loan but increase over time may result in circumstances where increases in the borrower's income may not be sufficient to cover increases in the payment requirements; and

                                              Subject to some limitations, the mortgage loans with loan-to-value ratios over 80% are expected to be insured by primary mortgage insurance to the extent described in this term sheet supplement no. 2.  However, if the insurer is unable to pay a claim, the amount of loss incurred on those loans may be increased.
                                              In addition, in determining loan-to-value ratios for certain mortgage loans, the value of the related mortgaged property may be based on an appraisal that is up to 24 months old if there is a supporting broker's price opinion, automated valuation, drive-by appraisal or other certification of value.  If such an appraisal does not reflect current market values and such market values have declined, the likelihood that proceeds from a sale of the mortgaged property may be insufficient to repay the mortgage loan is increased.
                                              See "The Trusts--The Mortgage Loans " and "Certain Legal Aspects of Mortgage Loans" in the related base prospectus.

The return on your certificates could be      The Servicemembers  Civil Relief Act, as amended, or the Relief Act, provides relief to borrowers who enter active
reduced by shortfalls due to the              military  service and to borrowers in reserve status who are called to active duty after the  origination of their
Servicemembers Civil Relief Act.              mortgage  loan.  Current or future  military  operations of the United States may increase the number of borrowers who are in active military service,  including persons in reserve status who have been called or will be called to active  duty.  The  Relief Act  provides  generally  that a  borrower  who is covered by the Relief Act may not be charged  interest on a mortgage  loan in excess of 6% per annum during the period of the  borrower's  active duty.
                                              Any  resulting  interest  shortfalls  are not required to be paid by the  borrower at any future time.  The master servicer for the applicable  series of certificates will not be required to advance these shortfalls as delinquent payments,  and the shortfalls will not be covered by any form of credit enhancement on the certificates.  Interest shortfalls on the mortgage loans included in the trust  established  for any series due to the  application of the
                                              Relief  Act or  similar  legislation  or  regulations  will be applied  to reduce  the  accrued  interest  on each interest-bearing class of certificates related to that mortgage loan on a pro rata basis.
                                              The Relief Act also  limits the ability of the  servicer to  foreclose  on a mortgage  loan during the  borrower's period of active duty and, in some cases, during an additional three month period thereafter.  As a result,  there may be delays in payment  and  increased  realized  losses on the  mortgage  loans.  Those  delays  and  increased realized  losses  on the  mortgage  loans in any  loan  group  will be borne  primarily  by the  class of  related certificates  of that  series with a  certificate  principal  balance  greater  than zero with the lowest  payment priority,  other than any class of certificates of any series covered by a financial guaranty policy as and to the extent set forth in the prospectus supplement for that class.

                                              We do not know how many mortgage loans included in any loan group have been or may be affected by the  application of the Relief Act or similar legislation or regulations.

                                              See the definition of Accrued Certificate  Interest under "Description of the  Certificates--Glossary  of Terms" in
                                              this term sheet supplement no. 2 and "Certain Legal Aspects of Mortgage  Loans--Servicemembers Civil Relief Act" in
                                              the related base prospectus.

The return on your certificates may be        Realized  losses on the  mortgage  loans may occur due to a wide  variety of causes,  including  a decline in real
affected by realized losses on the mortgage   estate values as well as adverse changes in the borrower's  financial  condition.  A decline in real estate values
loans in the related mortgage loan group,     or economic conditions  nationally or in the regions where the mortgaged  properties are concentrated may increase
which could occur due to a variety of         the risk of realized losses on the mortgage loans.
causes.

The return on your certificates may be        One risk of investing in  mortgage-backed  securities is created by any concentration of the related properties in
particularly sensitive to changes in real     one or more  geographic  regions.  If the  regional  economy or  housing  market  weakens  in any region  having a
estate markets in specific regions.           significant  concentration  of properties  underlying the mortgage loans in any loan group,  the mortgage loans in that  region may  experience  high rates of loss and  delinquency,  resulting  in losses to holders of the related series of  certificates.  A region's  economic  condition and housing  market may also be adversely  affected by a variety of events, including natural disasters such as earthquakes,  hurricanes,  floods, tornadoes and eruptions, civil  disturbances  such as riots, by disruptions such as ongoing power outages,  or terrorist actions or acts of war. The economic impact of any of those events may also be felt in areas beyond the region  immediately  affected by the disaster or  disturbance.  The  properties  underlying the mortgage loans included in any loan group may be concentrated  in these regions.  This  concentration  may result in greater losses to holders of the  certificates than those generally present for similar mortgage-backed securities without that concentration.

The return on your certificates will be       Except as is  otherwise  set forth in the  prospectus  supplement  for a class of  certificates,  the only  credit
reduced if realized losses exceed the         enhancement for any class of senior  certificates in any certificate group will be the  subordination  provided by
credit enhancement available to your          the Class M and Class B  Certificates  related to that  certificate  group (and with respect to any class of super
certificates.                                 senior certificates,  the subordination  provided by the related class or classes of senior support  certificates, and with  respect to any class of insured  certificates,  of any series,  the credit  enhancement  provided by the financial  guaranty  insurance  policy  and any  applicable  reserve  fund as and to the  extent  set forth in the prospectus  supplement  for  that  class).  The  only  credit  enhancement  for any  Class M  Certificates  in any certificate group will be the subordination  provided by the related Class B Certificates and any class of related
                                              Class M  Certificates,  if any, with a lower payment  priority than that class.  You should also be aware that the credit enhancement provided for some types of realized losses may be limited.

                                              See "Description of the Certificates--Allocation of Losses; Subordination" in this term sheet supplement no. 2.
The value of your certificates may be         If the performance of the mortgage loans included in the trust  established for any series is substantially  worse
reduced if realized losses are higher than    than assumed by the rating agencies  rating any class of certificates of that series,  the ratings of any class of
expected.                                     those  certificates  may be lowered in the future.  This would  probably  reduce the value of those  certificates.
                                              None of the depositor,  the master servicer nor any other entity will have any obligation to supplement any credit enhancement, or to take any other action to maintain any rating of the certificates.

A transfer of master servicing in the event   If the master  servicer  defaults  in its  obligations  under the  pooling  and  servicing  agreement,  the master
of a master servicer default may increase     servicing of the mortgage loans may be transferred to the trustee or an alternate  master  servicer,  as described
the risk of payment application errors.       under "The  Pooling and  Servicing  Agreement - Rights Upon Event of Default" in the related base  prospectus.  In the event of such a transfer of master  servicing  there may be an increased  risk of errors in applying  payments from borrowers or in transmitting information and funds to the successor master servicer.

Some of the mortgage loans have an initial    A portion of the mortgage loans included in the trust  established  for any series may have initial  interest-only
interest-only period, which may increase      periods of varying  duration.  During this period,  the payment made by the related  borrower will be less than it
the risk of loss and delinquency on these     would be if the  mortgage  loan  amortized.  In  addition,  the  mortgage  loan balance will not be reduced by the
mortgage loans.                               principal portion of scheduled  monthly payments during this period.  As a result,  no principal  payments will be made to the  certificates  of the related  series from mortgage  loans of this nature  during their  interest-only period, except in the case of a prepayment.

                                              After the initial interest-only period, the scheduled monthly payment on these mortgage loans may increase,  which will result in increased  delinquencies  by the related  borrowers,  particularly if interest rates have increased and the borrower is unable to refinance.  In addition,  losses may be greater on these  mortgage loans as a result of the  mortgage  loan not  amortizing  during the early years of these  mortgage  loans.  Although  the amount of principal  included in each  scheduled  monthly  payment for a traditional  mortgage loan can be relatively  small during  the first few years  after the  origination  of a  mortgage  loan,  in the  aggregate  the  amount  can be significant.

                                              Mortgage  loans  with an  initial  interest-only  period  are  relatively  new in the  mortgage  marketplace.  The performance of these mortgage loans may be  significantly  different than mortgage loans that fully  amortize.  In particular,  there may be a higher  expectation by these borrowers of refinancing  their mortgage loans with a new mortgage  loan,  in  particular  one with an  initial  interest-only  period,  which may result in higher or lower prepayment  speeds than would  otherwise  be the case.  In  addition,  the failure to build  equity in the related mortgaged  property by the related mortgagor may affect the loss,  delinquency and prepayment  experience of these mortgage loans.

Rising interest rates may adversely affect    The mortgage  loans are adjustable  rate mortgage  loans whose  interest  rates  increase as the applicable  index
the value of your certificates.               increases. If market interest rates increase  significantly,  the likelihood that borrowers may not be able to pay their  increased  interest  payments  would  increase,  resulting in greater  defaults on the mortgage  loans.  In addition, rising interest rates may adversely affect housing prices and the economy generally,  thereby increasing the likelihood of defaults and losses on the mortgage loans.

Reduced documentation programs may increase   A portion of the mortgage loans included in the trust  established for any series may have been  originated  under
your risk of loss.                            "no stated  income"  or "no  income/no  asset"  documentation  programs.  Under "no stated  income"  programs  the borrowers will not be required to provide any  information  regarding  their income and no  verification  of their income will be undertaken.  Under "no income/no asset"  documentation  programs,  the borrowers may be required to state their income,  but no  verification  of their income or assets will be undertaken.  These programs  increase the risk that borrowers may not have sufficient  income or assets or may have  overstated  their income and assets and, as a consequence,  may be unable to make their monthly  mortgage loan payments.  You should consider the risk that mortgage loans originated under reduced documentation programs may be subject to increased  delinquencies and defaults.

RISKS RELATING TO PRIMARY MORTGAGE INSURERS

You may incur losses if a primary mortgage    Subject to limited  exceptions,  the mortgage  loans in each loan group that have an LTV ratio at  origination  in
insurer fails to make payments under a        excess of 80% are expected to be insured by a primary  mortgage  insurance  policy.  If such a mortgage  loan were
primary mortgage insurance policy             subject to a  foreclosure  and the value of the related  mortgaged  property  were not  sufficient  to satisfy the mortgage loan,  payments under the primary mortgage  insurance policy would be required to avoid any losses, or to reduce the losses on,  such a mortgage  loan.  If the  insurer is unable or refuses to pay a claim,  the amount of such losses would be allocated to holders of the related classes of certificates as realized losses.

RISKS RELATING TO COOPERATIVE LOANS

Cooperative loans have certain                Some of the  mortgage  loans  may not be  secured  directly  by real  property  but may be  cooperative  loans.  A
characteristics that may increase the risk    cooperative loan is secured by a first lien on shares issued by the cooperative  corporation that owns the related
of loss                                       apartment  building and on the related  proprietary  lease or occupancy  agreement  granting  exclusive  rights to occupy a specific unit within the cooperative.  Cooperative loans have certain  characteristics  that may increase the likelihood of realized losses,  although historically the rate of losses on cooperative has been comparable to losses on non-cooperative mortgage loans.

                                              The proprietary  lease or occupancy  agreement  securing a cooperative loan is subordinate,  in most cases, to any blanket mortgage on the related  cooperative  apartment  building or on the underlying land. If the cooperative is unable to meet the  payment  obligations  (i) arising  under an  underlying  mortgage,  the  mortgagee  holding an underlying  mortgage  could  foreclose on that  mortgage and  terminate  all  subordinate  proprietary  leases and occupancy  agreements or (ii) arising under its land lease,  the holder of the landlord's  interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements.
                                              Additionally,  the proprietary  lease or occupancy  agreement may be terminated and the cooperative  shares may be cancelled by the cooperative if the  tenant-stockholder  fails to pay maintenance or other  obligations or charges owed by the  tenant-stockholder.  A default by the  tenant-stockholder  under the  proprietary  lease or occupancy
                                              agreement  will  usually   constitute  a  default  under  the  security  agreement  between  the  lender  and  the tenant-stockholder.  In the event of a foreclosure  under a  cooperative  loan,  the mortgagee  will be subject to certain  restrictions  on its  ability  to  transfer  the  collateral  and the use of  proceeds  from  any sale of collateral.  See "Certain Legal Aspects of Mortgage  Loans--The  Mortgage  Loans--Cooperative  Loans" in the related base prospectus.

LIMITED OBLIGATIONS

Payments on the mortgage loans in the         The certificates  offered in each series will represent  interests only in the trust  established for that series.
related mortgage pool are the primary         The certificates do not represent an ownership interest in or obligation of the depositor,  the master servicer or
source of payments on your certificates.      any of their  affiliates.  If proceeds from the assets of the trust established for any series of certificates are not  sufficient  to make all payments  provided  for under the pooling and  servicing  agreement  for that series, investors  will have no  recourse  to the  depositor,  the master  servicer  or any other  entity,  and will incur losses.  Additional  credit  enhancement  will be provided for any class of insured  certificates of any series by the applicable  financial guaranty insurance policy and any applicable reserve fund as and to the extent set forth in the prospectus supplement for that class.

LIQUIDITY RISKS

You may have to hold your certificates to     A secondary market for the offered  certificates may not develop.  Even if a secondary market does develop, it may
maturity if their marketability is limited.   not  continue or it may be illiquid.  Neither the  underwriters  for the related  series nor any other person will have any obligation to make a secondary  market in your  certificates,  and you generally have no right to request redemption  of your  certificates.  Illiquidity  means you may not be able to find a buyer to buy your  securities readily or at prices  that will  enable  you to realize a desired  yield.  Illiquidity  can have a severe  adverse effect on the market value of your certificates.
                                              Any class of offered certificates may experience  illiquidity,  although generally  illiquidity is more likely for classes that are especially  sensitive to prepayment,  such as any Principal  Only  Certificates  and any Interest
                                              Only  Certificates,  or credit risk,  such as the Class M  Certificates,  or that have been structured to meet the investment requirements of limited categories of investors.
                                              In addition,  you should consider the impact that the factors  discussed  below under "Recent  developments--Recent developments in the residential  mortgage market may adversely affect the return on your certificates" may have on the liquidity of your certificates.

BANKRUPTCY RISKS

Bankruptcy proceedings could delay or         The transfer of the mortgage loans from any applicable  seller to the depositor will be intended by the parties to
reduce distributions on the certificates.     be and will be  documented  as a sale.  However,  if any seller were to become  bankrupt,  a trustee in bankruptcy could attempt to  recharacterize  the sale of the  applicable  mortgage  loans as a loan secured by those mortgage loans or to consolidate  those  mortgage loans with the assets of that seller.  Any such attempt could result in a delay in or reduction  of  collections  on the mortgage  loans  included in the trust  established  for any series available to make payments on the certificates of that series.

The Bankruptcy of a Borrower May Increase     If a borrower  becomes subject to a bankruptcy  proceeding,  a bankruptcy  court may require  modifications of the
the Risk of Loss on a Mortgage Loan.          terms of a  mortgage  loan  without  a  permanent  forgiveness  of the  principal  amount  of the  mortgage  loan.
                                              Modifications  have  included  reducing  the amount of each  monthly  payment,  changing  the rate of interest and altering the repayment schedule.  In addition, a court having federal bankruptcy  jurisdiction may permit a debtor to cure a monetary default  relating to a mortgage loan on the debtor's  residence by paying  arrearages  within a reasonable period and reinstating the original mortgage loan payment schedule,  even though the lender accelerated the mortgage  loan and final  judgment of  foreclosure  had been entered in state  court.  In addition,  under the federal bankruptcy law, all actions against a borrower and the borrower's  property are automatically  stayed upon the filing of a bankruptcy petition.

SPECIAL YIELD AND PREPAYMENT CONSIDERATIONS

The yield on your certificates will vary      The yield to maturity on each class of offered certificates of any series will depend on a variety of factors,
depending on various factors.                 including:

                                                    -     the rate and timing of principal payments on the related mortgage loans, including prepayments, defaults and liquidations, and repurchases due to breaches of representations or warranties;

                                                    -     the allocation of principal payments on the related mortgage loans among the various classes of related offered certificates;

                                                    -     realized losses and interest shortfalls on the related mortgage loans;

                                                    -     the pass-through rate for that class; and

                                                    -     the purchase price of that class.

                                              The rate of prepayments is one of the most important and least predictable of these factors.
                                              No assurances are given that the mortgage loans will prepay at any particular rate.
                                              In addition,  the master  servicer may purchase any mortgage loan that is at least three months  delinquent.  Such repurchases would increase the prepayment rates on the mortgage loans.
                                              In general,  if you purchase a certificate at a price higher than its outstanding  certificate  principal  balance and principal  distributions on your certificate occur faster than you assumed at the time of purchase, your yield will be lower  than  you  anticipated.  Conversely,  if you  purchase  a  certificate  at a price  lower  than its outstanding  certificate  principal  balance and principal  distributions on that class occur more slowly than you assumed at the time of purchase, your yield will be lower than you anticipated.

The rate of prepayments on the mortgage       Since  mortgagors,  in most cases,  can prepay their  mortgage loans at any time, the rate and timing of principal
loans will vary depending on future market    distributions  on the offered  certificates are highly uncertain and are dependent upon a wide variety of factors,
conditions and other factors.                 including  general economic  conditions,  interest rates, the availability of alternative  financing and homeowner mobility.  Generally,  when market  interest  rates  increase,  borrowers are less likely to prepay their mortgage loans.  This  could  result in a slower  return  of  principal  to you at a time when you might  have been able to reinvest  your funds at a higher rate of interest than the  pass-through  rate on your class of  certificates.  On the other hand, when market interest rates decrease,  borrowers are generally more likely to prepay their mortgage loans.  In addition,  when the mortgage  rates on hybrid  mortgage  loans  convert from fixed rates to  adjustable rates,  there may be an increase in  prepayments.  This could  result in a faster  return of principal to you at a time when you might not be able to reinvest  your funds at an interest  rate as high as the  pass-through  rate on your class of certificates.

                                              Refinancing  programs,  which may involve  soliciting  all or some of the  mortgagors to refinance  their mortgage loans, may increase the rate of prepayments on the mortgage loans.  These  refinancing  programs may be offered by the master servicer,  any subservicer or their affiliates,  and may include  streamlined  documentation  programs.
                                              Streamlined  documentation  programs  involve less  verification  of  underwriting  information  than  traditional documentation programs.

                                              See "Certain Yield and Prepayment  Considerations--Prepayment  Considerations"  in this term sheet supplement no. 2 and "Maturity and Prepayment Considerations" in the related base prospectus.

The recording of mortgages in the name of     The  mortgages  or  assignments  of  mortgage  for all or a portion of the  mortgage  loans  included in the trust
MERS may affect the yield on the              established  for any series  may have been or may be  recorded  in the name of  Mortgage  Electronic  Registration
certificates.                                 Systems,  Inc.,  or MERS,  solely as  nominee  for the  originator  and its  successors  and  assigns.  Subsequent assignments  of those  mortgages  are  registered  electronically  through  the  MERS(R)System.  However,  if MERS discontinues the MERS(R)System and it becomes  necessary to record an assignment of the mortgage to the trustee for any series,  then any related  expenses shall be paid by the related trust and will reduce the amount available to pay principal of and interest on the related  certificates with certificate  principal  balances greater than zero with the lowest payment priorities.

                                              The  recording of mortgages in the name of MERS is a  relatively  new practice in the mortgage  lending  industry.
                                              Public recording  officers and others in the mortgage industry may have limited,  if any,  experience with lenders seeking  to  foreclose  mortgages,  assignments  of which  are  registered  with  MERS.  Accordingly,  delays  and additional  costs in commencing,  prosecuting and completing  foreclosure  proceedings and conducting  foreclosure sales of the  mortgaged  properties  could  result.  Those  delays and  additional  costs  could in turn delay the distribution of liquidation  proceeds to holders of the related  certificates and increase the amount of losses on the mortgage loans.

                                              For  additional  information  regarding  MERS and the MERS(R)System,  see  "Description  of the Mortgage  Pool--Loan
                                              Groups" and "Certain Yield and  Prepayment  Considerations--Realized  Losses and Interest  Shortfalls" in this term sheet  supplement  no. 2 and  "Description  of the  Certificates--Assignment  of Trust  Assets" in the related base prospectus.

SPECIFIC RISK FACTORS APPLICABLE TO SOME
CLASSES OF CERTIFICATES

The yield on your certificates will be        The  offered  certificates  of each class  included  in a series  will have  different  yield  considerations  and
affected by the specific terms that apply     different  sensitivities to the rate and timing of principal  distributions,  as more fully described in this term
to that class discussed below.                sheet  supplement  no.  2 and the  prospectus  supplement  for any  class  of any  series.  A  description  of the categories  of  certificates  that  may be  included  in  any  series  is  set  forth  under  "Description  of the
                                              Certificates--General"  in the  related  base  prospectus,  and the  following  is a  general  discussion  of yield considerations and prepayment  sensitivities of some of the categories of certificates that may be included in any series.

                                              See "Certain Yield and Prepayment Considerations" in this term sheet supplement no. 2.

Class A Certificates                          Each Class of Class A Certificates will receive  distributions  primarily from the related loan group.  Therefore, the yields on the Class A  Certificates  will be  sensitive to the rate and timing of  principal  prepayments  and defaults on the mortgage loans in the related loan group.

                                              See  "Description  of the  Certificates--Principal  Distributions  on the Senior  Certificates"  in this term sheet supplement no. 2.

Class M Certificates                          The yield to investors in each class of the Class M Certificates  for any series will be sensitive to the rate and timing of realized  losses on the related  mortgage loans included in the trust  established  for that series,  if those  realized  losses  are not  covered  by a more  subordinate  class of Class M  Certificates  or the  Class B
                                              Certificates of that certificate group.

                                              It is not  expected  that the Class M  Certificates  for any series will  receive any  distributions  of principal prepayments  on the mortgage  loans from a related loan group for the first seven years after the closing date for that series unless either the aggregate  certificate principal balance of the related senior certificates has been reduced to zero or, in the case of a Crossed  Transaction,  the weighted  average  subordinate  percentage for all loan groups is equal to or greater than twice the initial  weighted  average  subordinate  percentage for all loan groups, or, in the case of a Stacked  Transaction,  the subordinate  percentage for that loan group is equal to or greater than twice the initial  weighted  average  subordinate  percentage  for that loan group,  and in any case, provided that certain delinquency and loss tests are satisfied.

                                              After this initial period until the end of the first eleven years after the closing date for any series,  all or a disproportionately  large portion of principal  prepayments  on the mortgage  loans in a related loan group may be allocated  to the  senior  certificates  as  described  in  this  term  sheet  supplement  no.  2,  and  none or a disproportionately  small portion of principal  prepayments may be paid to the holders of the Class M Certificates and Class B  Certificates  for that series,  unless  either the  aggregate  certificate  principal  balance of the related  senior  certificates  has been  reduced to zero or, in the case of a Crossed  Transaction,  the  weighted average subordinate  percentage for all loan groups is equal to or greater than twice the initial weighted average subordinate  percentage for all loan groups, or, in the case of a Stacked Transaction,  the subordinate percentage for that loan group is equal to or greater than twice the initial  weighted  average  subordinate  percentage  for that loan group, and in any case, provided that certain delinquency and loss tests are satisfied.
                                              As a result,  the  weighted  average  lives of the Class M  Certificates  for any series may be longer  than would otherwise be the case.

                                              See "Description of the Certificates--Allocation of Losses; Subordination" in this term sheet supplement no. 2.
Accrual Certificates and Partial Accrual      Because accrual  certificates  are not entitled to receive any  distributions  of interest for some period of time
Certificates                                  and partial  accrual  certificates  are  entitled to smaller  distributions  of interest  that are based on only a portion of the certificate  principal balance of that class, accrual certificates and partial accrual certificates of any series will likely experience  significant  price and yield  volatility.  Investors should consider whether this volatility is suitable to their investment needs.

Component Certificates                        A class of component  certificates of any series may consist of components  with different  principal and interest payment  characteristics.  As each  component of a class of component  certificates  may be  identified as falling into one or more of the categories set forth under "Description of the  Certificates--General"  in the related base prospectus,  that class of component  certificates may bear the risks,  including the price and yield  volatility, associated  with the categories of  certificates  described in these risk factors to the extent of each applicable component.  Investors  in a class of  component  certificates  should  consider  whether the risks and  volatility associated with any component of that class is suitable to their investment needs.

Exchangeable Certificates                     The  characteristics  of any class of  exchangeable  certificates  of any series will reflect,  in the  aggregate, generally the  characteristics of the related exchanged  certificates of that series.  Investors are encouraged to also  consider  a  number  of  factors  that  will  limit a  certificateholder's  ability  to  exchange  exchanged certificates for exchangeable certificates and vice versa:

                                              o           At the time of the proposed exchange,  a certificateholder  must own certificates of the related class or classes in the exact  proportions  necessary to make the desired exchange and must pay the exchange fee, if set forth in the related prospectus supplement.

                                              o           A  certificateholder  that  does not own the  certificates  may be  unable  to  obtain  the  necessary exchanged certificates or exchangeable certificates.

                                              o           The  certificateholder  of any class of certificates  required for a desired combination may refuse to sell them at a reasonable price (or any price) or may be unable to sell them.

                                              o           Certain  certificates  may have been purchased or placed into other  financial  structures and thus be unavailable.

                                              o           Principal  distributions  and reductions in notional  amounts will decrease the amounts  available for exchange over time.

                                              o           Only the combinations listed in the related prospectus supplement are permitted.

                                              o           The record dates for exchangeable  certificates and the exchanged certificates that are the subject of the exchange must be the same.

Insured Certificates                          Investors in any class of insured  certificates  of any series should be aware that payments of principal on those certificates  may be allocated  according  to a random lot  procedure,  to the extent set forth in the  prospectus supplement for that class of insured  certificates of that series.  Therefore it is highly uncertain that payments will be made to any investor in those certificates on the date desired by that investor.
                                              In  addition,  any class of insured  certificates  of any series may be  subject to special  rules  regarding  the procedures,  practices  and  limitations  applicable  to the  distribution  of  principal  to the holders of these certificates,  to the extent set forth in the prospectus supplement for that class of insured certificates of that series.  Insured  certificates  subject to these  procedures,  practices and limitations may not be an appropriate investment for you if you require  distribution of a particular amount of principal on a predetermined  date or an otherwise  predictable stream of principal  distributions.  If you purchase insured  certificates subject to these procedures,  practices and  limitations,  we cannot give you any assurance that you will receive a distribution in reduction of principal on any particular distribution date.

                                              See "Principal Distributions on Certain Classes of Insured Certificates" in this term sheet supplement no. 2.
                                              Investors in a class of insured  certificates  of any series should be aware that the related  financial  guaranty insurance policy will not cover interest shortfalls  attributable to prepayments or interest shortfalls related to
                                              Relief  Act  reductions  on the  related  mortgage  loans,  except as is  otherwise  set  forth in the  prospectus supplement for that class of insured certificates of that series.

Interest Only Certificates                    A class of interest only certificates  included in any series will not be entitled to principal  distributions and will  receive  interest  distributions  based on a notional  amount  which may be based on all or a portion of the certificate  principal  balance of one or more classes of certificates  included in the related series.  Investors in a class of interest only certificates  should be aware that the yield on that class will be extremely sensitive to the rate and timing of principal  payments on the related class or classes of  certificates,  and that rate may fluctuate  significantly  over time. A faster than  expected  rate of principal  payments on the related  class or classes  of  certificates  will have an  adverse  effect on the yield to  investors  in a class of  interest  only certificates and could result in their failure to fully recover their initial investments.

Lockout Certificates                          As  described  in the  prospectus  supplement  for that class of lockout  certificates  of any series,  a class of lockout  certificates may not receive  distributions of principal  prepayments on the related mortgage loans for a period of time and, as described in the prospectus supplement for that class of certificates,  may not be expected to receive  distributions  of scheduled  principal  payments on the related  mortgage  loans for a period of time.
                                              After the expiration of the initial period, such certificates may receive a distribution of principal  prepayments on the  related  mortgage  loans that is  smaller  than that  class's  pro rata share  and,  as  described  in the prospectus  supplement for that class of certificates,  may receive a distribution of scheduled principal payments on the related mortgage loans that is smaller than that class's pro rata share.

Principal Only Certificates                   A class of  principal  only  certificates  included  in any series is not  entitled  to receive  distributions  of interest.  Investors  in a principal  only  certificate  should be aware that if  prepayments  of principal on the mortgage  loans in the related  loan group and  distributed  to that class occur at a rate slower than an investor assumed at the time of purchase, the investor's yield will be lower than anticipated.

Senior Support Certificates                   Investors in a class of senior support  certificates of any series should be aware that all or a portion of losses on the mortgage  loans in the related  loan group  otherwise  allocable  to the related  class or classes of super senior certificates will be allocated to that class of senior support  certificates as and to the extent set forth in the  prospectus  supplement  for that class.  Therefore,  the yield to maturity on that class of senior support certificates  will be extremely  sensitive to losses otherwise  allocable to the related class or classes of super senior certificates.

RECENT DEVELOPMENTS

Recent developments in the residential        Recently,  the residential  mortgage  market in the United States has  experienced a variety of  difficulties  and
mortgage market may adversely affect the       changed economic  conditions that may adversely affect the yield on your  certificates.  Delinquencies and losses
return on your certificates.                   with respect to  residential  mortgage  loans  generally  have  increased in recent  months,  and may continue to increase.  In addition,  in recent months  housing  prices in many states have declined or stopped  appreciating, after  extended  periods of  significant  appreciation.  A continued  decline or an extended  flattening of those values may result in additional  increases in delinquencies  and losses on residential  mortgage loans generally, particularly  with respect to second homes and investor  properties and with respect to any residential  mortgage loans whose  aggregate loan amounts  (including any  subordinate  liens) are close to or greater than the related property values.

                                              Another  factor that may have  contributed  to, and may in the future result in, higher  delinquency  rates is the increase in monthly  payments on adjustable  rate mortgage  loans.  Borrowers with  adjustable  payment  mortgage loans are being exposed to increased  monthly  payments when the related  mortgage  interest rate adjusts  upward from the initial fixed rate or a low  introductory  rate, as applicable,  to the rate computed in accordance with the applicable  index and margin.  This increase in borrowers'  monthly  payments,  together with any increase in prevailing  market interest rates,  may result in  significantly  increased  monthly  payments for borrowers with adjustable rate mortgage loans.

                                              Borrowers  seeking to avoid these increased  monthly payments by refinancing their mortgage loans may no longer be able to find available  replacement  loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance;  in addition,  many mortgage loans have prepayment premiums that inhibit  refinancing.  Borrowers who intend to sell their homes may find that they cannot sell their  properties for an amount equal to or greater than the unpaid  principal  balance of their loans.  These events, alone or in combination, may contribute to higher delinquency rates.
                                              As a result of these and other factors,  the rating agencies have recently  downgraded or put on downgrade watch a significant number of mortgage-backed  securities (particularly  mortgage-backed securities backed by subprime and
                                              Alt-A mortgage loans originated in 2005 and 2006).

                                              In addition,  various federal,  state and local  regulatory  authorities have taken or proposed actions that could hinder the ability of the  servicer to  foreclose  promptly on  defaulted  mortgage  loans.  Any such  actions may adversely affect the performance of the loans and the yield on and value of the certificates.
                                              You should consider that the general market conditions  discussed above may affect the performance of the mortgage loans and may adversely affect the yield on, or market value of, your certificates.

                                                                       ISSUING ENTITY

            The depositor will  establish a trust with respect to each series on the closing date for that series,  under a series  supplement,  dated as of the cut-off date for that series,  to the standard terms of pooling and servicing  agreement,  dated as of April 1, 2007,  among the  depositor,  the master servicer  and the trustee,  together  with the series  supplement,  referred to herein as the pooling and  servicing  agreement.  The pooling and  servicing agreement  is governed by the laws of the State of New York.  On the closing  date for each  series,  the  depositor  will  deposit into the trust a pool of mortgage loans secured by first liens on one-to  four-family  residential  properties,  that in the aggregate will  constitute a mortgage pool with terms to maturity of not more than 40 years.  The mortgage pool will be divided into two or more loan groups.  The trust will not have any additional equity.

            The pooling and servicing  agreement for each series will  authorize  the trust to engage only in selling the  certificates  in exchange for the mortgage loans included in that trust entering into and performing its  obligations  under the pooling and servicing  agreement for that series,  activities necessary,  suitable or convenient to such actions and other  activities as may be required in connection with the conservation of the trust fund and making distributions to certificateholders of that series.

            The pooling and servicing  agreement will provide that the depositor  assigns to the trustee for the benefit of the  certificateholders  without recourse all the right,  title and interest of the  depositor in and to the mortgage  loans.  Furthermore,  the pooling and servicing  agreement  will state that,  although it is intended that the  conveyance by the depositor to the trustee of the mortgage  loans be construed as a sale, if the mortgage loans for any reason are held to not be property of the  trustee,  the  conveyance  of the mortgage  loans shall also be deemed to be a grant by the  depositor to the trustee of a security interest in the mortgage loans and related collateral.

            Some capitalized  terms used in this term sheet supplement no. 2 have the meanings given below under  "Description of the  Certificates--Glossary of Terms" or in the related base prospectus under "Glossary."

                                                                            SPONSOR AND MASTER SERVICER

            Residential Funding Company,  LLC, or Residential  Funding, a Delaware limited liability company,  buys residential mortgage loans under several loan purchase programs from mortgage loan originators or sellers nationwide,  including affiliates,  that meet its seller/servicer  eligibility requirements and services mortgage loans for its own account and for others. See "Mortgage Loan  Program--Qualifications  of Sellers" in the related base prospectus for a general  description  of  applicable  seller/servicer  eligibility  requirements.  Residential  Funding's  principal  executive  offices are located at 8400
Normandale Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437. Its telephone number is (952) 857-7000.  Residential Funding conducts operations from its headquarters in Minneapolis and from offices located primarily in California,  Texas, Maryland,  Pennsylvania and New York. Residential Funding finances its operations primarily through its securitization program.

            Residential  Funding was founded in 1982 and began operations in 1986,  acquiring,  servicing and securitizing  residential jumbo mortgage loans secured by first liens on one- to four-family  residential  properties.  These jumbo mortgage loans, such as the mortgage loans described in this term sheet supplement no. 2, are originated under  Residential  Funding's "Jumbo A Program".  GMAC LLC,  previously  General Motors Acceptance  Corporation,  purchased
Residential Funding in 1990. In 1995,  Residential  Funding expanded its business to include "subprime" first lien mortgage loans.  Residential Funding also began to acquire and service "Alt-A", closed-end and revolving loans secured by second liens in 1995.

            SPONSOR SECURITIZATION EXPERIENCE

            The following tables set forth the aggregate  principal amount of publicly  offered  securitizations  of mortgage loans sponsored by Residential
Funding  Company,  LLC for the past five years and the six months ended June 30, 2007.  Residential  Funding  Company,  LLC  sponsored  approximately  $31.6 billion and $2.9 billion in initial aggregate  principal amount of mortgage-backed  securities in the 2002 calendar year backed by first lien mortgage loans and junior lien mortgage loans,  respectively.  Residential Funding Company, LLC sponsored approximately $22.6 billion and $2.9 billion in initial aggregate principal  amount of  mortgage-backed  securities in the six months ended June 30, 2007 backed by first lien mortgage loans and junior lien mortgage  loans, respectively.  The percentages shown under "Percentage  Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

FIRST LIEN MORTGAGE LOANS

                                                                                                                                                                    SIX MONTHS ENDED
                                                                                            YEAR ENDED DECEMBER 31,                                                     JUNE 30,
         VOLUME BY PRINCIPAL BALANCE                    2002                   2003                   2004                   2005                  2006                   2007

Prime Mortgages(1)                                  $16,177,753,813        $18,964,072,062        $11,953,278,792        $24,149,038,614       $40,241,885,054        $17,385,909,520

Non-Prime Mortgages(2)                              $15,475,700,554        $27,931,235,627        $24,408,531,445        $27,928,496,334       $21,581,547,796         $5,296,779,910

Total                                               $31,653,454,367        $46,895,307,689        $36,361,810,237        $52,077,534,948       $61,823,432,850        $22,682,689,430

Prime Mortgages(1)                                             51.11%                 40.44%                 32.87%                46.37%                 65.09%                 76.65%

Non-Prime Mortgages(2)                                         48.89%                 59.56%                 67.13%                53.63%                 34.91%                 23.35%

Total                                                         100.00%                100.00%                100.00%               100.00%                100.00%                100.00%

            PERCENTAGE CHANGE FROM
                PRIOR YEAR(3)

Prime Mortgages(1)                                            (1.28)%                 17.22%               (36.97)%               102.03%                 66.64%

Non-Prime Mortgages(2)                                        104.52%                 80.48%               (12.61)%                14.42%               (22.73)%

Total                                                          32.14%                 48.15%               (22.46)%                43.22%                 18.71%

============================================================================================================================================================

JUNIOR LIEN MORTGAGE LOANS

                                                                                                                                                                    SIX MONTHS ENDED
                                                                                            YEAR ENDED DECEMBER 31,                                                     JUNE 30,
         VOLUME BY PRINCIPAL BALANCE                    2002                   2003                   2004                   2005                  2006                   2007

Prime Mortgages(1)                                   $2,875,005,049         $3,207,008,585         $2,085,015,925         $2,409,506,573        $3,012,549,922         $2,933,100,838
Non-Prime Mortgages(2)                                            -                      -                      -                      -                     -                      -
Total                                                $2,875,005,049         $3,207,008,585         $2,085,015,925         $2,409,506,573        $3,012,549,922         $2,933,100,838

Prime Mortgages(1)                                            100.00%                100.00%                100.00%               100.00%                100.00%                100.00%

Non-Prime Mortgages(2)                                            -                      -                      -                      -                     -                      -

Total                                                         100.00%                100.00%                100.00%               100.00%                100.00%                100.00%

            PERCENTAGE CHANGE FROM
                PRIOR YEAR (3)

Prime Mortgages(1)                                             17.90%                 11.55%               (34.99)%                15.56%                 25.03%

Non-Prime Mortgages(2)                                              -                      -                      -                     -                      -

Total Volume                                                   17.90%                 11.55%               (34.99)%                15.56%                 25.03%

------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST LIEN MORTGAGE LOANS

                                                                                                                                                                    SIX MONTHS ENDED
                                                                                            YEAR ENDED DECEMBER 31,                                                     JUNE 30,
          VOLUME BY NUMBER OF LOANS                     2002                   2003                   2004                   2005                  2006                   2007

Prime Mortgages(1)                                        68,077                 86,166                 55,773                 91,631               141,188                 53,570

Non-Prime Mortgages(2)                                   136,789                200,446                170,696                173,796               132,069                 29,854

Total                                                    204,866                286,612                226,469                265,427               273,257                 83,424

Prime Mortgages(1)                                         33.23%                 30.06%                 24.63%                 34.52%                 51.67%                64.21%

Non-Prime Mortgages(2)                                     66.77%                 69.94%                 75.37%                 65.48%                 48.33%                35.79%

Total                                                     100.00%                100.00%                100.00%                100.00%               100.00%                100.00%

            PERCENTAGE CHANGE FROM
                PRIOR YEAR (3)

Prime Mortgages(1)                                             17.87%                 26.57%               (35.27)%                64.29%                 54.08%

Non-Prime Mortgages(2)                                         91.47%                 46.54%               (14.84)%                 1.82%               (24.01)%

Total                                                          58.56%                 39.90%               (20.98)%                17.20%                  2.95%

============================================================================================================================================================

JUNIOR LIEN MORTGAGE LOANS

                                                                                                                                                                    SIX MONTHS ENDED
                                                                                            YEAR ENDED DECEMBER 31,                                                     JUNE 30,
          VOLUME BY NUMBER OF LOANS                     2002                   2003                   2004                   2005                  2006                   2007

Prime Mortgages(1)                                        73,188                 84,962                 51,614                 53,071                60,951                 54,120
Non-Prime Mortgages(2)                                         -                      -                      -                      -                     -                      -
Total                                                     73,188                 84,962                 51,614                 53,071                60,951                 54,120

Prime Mortgages(1)                                        100.00%                100.00%                100.00%                100.00%               100.00%                100.00%

Non-Prime Mortgages(2)                                            -                      -                      -                      -                     -                      -

Total                                                     100.00%                100.00%                100.00%                100.00%               100.00%                100.00%

            PERCENTAGE CHANGE FROM
                PRIOR YEAR (3)

Prime Mortgages(1)                                             16.26%                 16.09%               (39.25)%                 2.82%                 14.85%

Non-Prime Mortgages(2)                                              -                      -                      -                     -                      -

Total                                                          16.26%                 16.09%               (39.25)%                 2.82%                 14.85%
_______________________________
(1)    Product originated under the Jumbo, Alt A, High Loan to Value First Lien programs and Closed End Home Equity Loan and Home Equity Revolving Credit Line Loan Junior Lien
programs.
(2)    Product originated under the Subprime and Negotiated Conduit Asset programs.  Subprime Mortgage Loans secured by junior liens are included under First Lien Mortgage
Loans--Non-Prime Mortgages because these types of loans are securitized together in the same mortgage pools.
(3)    Represents year to year growth or decline as a percentage of the prior year's volume.

            MASTER SERVICER SERVICING EXPERIENCE

             The following tables set forth the annual average  outstanding  principal balance,  calculated as of year end of mortgage loans master serviced by  Residential  Funding  Company,  LLC for the past five years and the six months ended June 30, 2007,  and the annual average number of such loans for the same period.  Residential  Funding Company,  LLC was the master servicer of a residential  mortgage loan portfolio of  approximately  $68.2 billion and $4.1 billion in average  outstanding  principal  amount  during the 2002  calendar  year  backed by first lien  mortgage  loans and junior lien  mortgage  loans, respectively.  Residential Funding Company,  LLC was the master servicer of a residential  mortgage loan portfolio of approximately $151.5 billion and $11.6 billion in average  outstanding  principal  during the six months  ended June 30, 2007 year  backed by first lien  mortgage  loans and junior lien  mortgage loans,  respectively.  The percentages  shown under  "Percentage  Change from Prior Year" represent the ratio of (a) the difference  between the current and prior year volume over (b) the prior year volume.

FIRST LIEN MORTGAGE LOANS

                                                                                                                                                                       SIX MONTHS ENDED
                                                                                             YEAR ENDED DECEMBER 31,                                                       JUNE 30,
         VOLUME BY PRINCIPAL BALANCE                    2002                   2003                   2004                    2005                   2006                    2007

Prime Mortgages(1)                                 $43,282,264,857        $33,749,084,171        $32,453,682,854          $47,935,800,813         $83,052,457,702        $94,939,036,849
Non-Prime Mortgages(2)                             $24,910,565,613        $39,334,697,127        $50,509,138,736          $53,938,083,312         $57,013,557,376        $56,633,632,751
Total                                              $68,192,830,470        $73,083,781,298        $82,962,821,590         $101,873,884,125        $140,066,015,078       $151,572,669,600

Prime Mortgages(1)                                             63.47%                 46.18%                 39.12%                  47.05%                 59.30%                  62.64%

Non-Prime Mortgages(2)                                         36.53%                 53.82%                 60.88%                  52.95%                 40.70%                  37.36%

Total                                                         100.00%                100.00%                100.00%                 100.00%                100.00%                 100.00%

            PERCENTAGE CHANGE FROM
                PRIOR YEAR (3)

Prime Mortgages(1)                                           (15.75)%               (22.03)%                (3.84)%                  47.71%                 73.26%

Non-Prime Mortgages(2)                                         51.62%                 57.90%                 28.41%                   6.79%                  5.70%

Total                                                           0.57%                  7.17%                 13.52%                  22.79%                 37.49%

============================================================================================================================================================
JUNIOR LIEN MORTGAGE LOANS

                                                                                                                                                                       SIX MONTHS ENDED
                                                                                             YEAR ENDED DECEMBER 31,                                                       JUNE 30,
         VOLUME BY PRINCIPAL BALANCE                    2002                   2003                   2004                    2005                   2006                    2007

Prime Mortgages(1)                                 $4,102,615,571         $4,365,319,862         $5,135,640,057           $5,476,133,777     $     8,536,345,778        $11,693,966,448

Non-Prime Mortgages(2)                                            -                      -                      -                      -                       -                      -

Total                                              $4,102,615,571         $4,365,319,862         $5,135,640,057           $5,476,133,777     $     8,536,345,778        $11,693,966,448

Prime Mortgages(1)                                            100.00%                100.00%                100.00%                 100.00%                100.00%                 100.00%

Non-Prime Mortgages(2)                                            -                      -                      -                      -                       -                      -

Total                                                         100.00%                100.00%                100.00%                 100.00%                100.00%                 100.00%

            PERCENTAGE CHANGE FROM
                PRIOR YEAR (3)

Prime Mortgages(1)                                             16.79%                  6.40%                 17.65%                   6.63%                 55.88%

Non-Prime Mortgages(2)                                              -                      -                      -                       -                      -

Total                                                          16.79%                  6.40%                 17.65%                   6.63%                 55.88%

FIRST LIEN MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                                                        SIX MONTHS ENDED
                                                                                              YEAR ENDED DECEMBER 31,                                                       JUNE 30,
          VOLUME BY NUMBER OF LOANS                     2002                   2003                   2004                    2005                    2006                    2007

Prime Mortgages(1)                                       202,938                168,654                156,745                201,903                   312,825               347,936
Non-Prime Mortgages(2)                                   242,625                341,863                414,639                411,550                   405,577               384,738
Total                                                    445,563                510,517                571,384                613,453                   718,402               732,674

Prime Mortgages(1)                                         45.55%                 33.04%                 27.43%                 32.91%                   43.54%                 47.49%

Non-Prime Mortgages(2)                                     54.45%                 66.96%                 72.57%                 67.09%                   56.46%                 52.51%

Total                                                     100.00%                100.00%                100.00%                100.00%                  100.00%                100.00%

            PERCENTAGE CHANGE FROM
                PRIOR YEAR (3)

Prime Mortgages(1)                                           (14.71)%               (16.89)%                (7.06)%                  28.81%                  54.94%

Non-Prime Mortgages(2)                                         44.37%                 40.90%                 21.29%                 (0.74)%                 (1.45)%

Total                                                           9.74%                 14.58%                 11.92%                   7.36%                  17.11%

============================================================================================================================================================

JUNIOR LIEN MORTGAGE LOANS

                                                                                                                                                                          SIX MONTHS ENDED
                                                                                              YEAR ENDED DECEMBER 31,                                                         JUNE 30,
          VOLUME BY NUMBER OF LOANS                     2002                   2003                   2004                    2005                    2006                      2007

Prime Mortgages(1)                                       118,773                127,833                147,647                143,713                   199,652                  228,737

Non-Prime Mortgages(2)                                         -                      -                      -                      -                         -                        -

Total                                                    118,773                127,833                147,647                143,713                   199,652                  228,737

Prime Mortgages(1)                                        100.00%                100.00%                100.00%                100.00%                 100.00%                  100.00%

Non-Prime Mortgages(2)                                            -                      -                      -                      -                       -                        -

Total                                                     100.00%                100.00%                100.00%                100.00%                 100.00%                  100.00%

            PERCENTAGE CHANGE FROM
                PRIOR YEAR (3)

Prime Mortgages(1)                                             14.16%                  7.63%                 15.50%                 (2.66)%                   38.92%

Non-Prime Mortgages(2)                                              -                      -                      -                       -                        -

Total                                                          14.16%                  7.63%                 15.50%                 (2.66)%                   38.92%
_______________________________
(1)    Product originated under the Jumbo, Alt A, High Loan to Value First Lien programs and Closed End Home Equity Loan and Home Equity Revolving Credit Line Loan Junior Lien programs.
(2)    Product originated under the Subprime and Negotiated Conduit Asset programs.  Subprime Mortgage Loans secured by junior liens are included under First Lien Mortgage Loans--Non-Prime
Mortgages because these types of loans are securitized together in the same mortgage pools.
(3)    Represents year to year growth or decline as a percentage of the prior year's volume.

            Residential  Funding's overall  procedures for originating and acquiring  mortgage loans are described under "Description of the Mortgage Pool -
The Program" in this term sheet  supplement  no. 2.  Residential  Funding's  material role and  responsibilities  in this  transaction,  including as master servicer,  are  described  in the  accompanying  prospectus  under  "Mortgage  Loan  Program--Qualification  of  Sellers"  and "The  Trusts--Limited  Right of
Substitution" and in this term sheet supplement no. 2 under "Pooling and Servicing Agreement--The Master Servicer and Subservicers -Master Servicer."

            Residential Funding's wholly-owned subsidiary,  Homecomings Financial, LLC, or Homecomings,  may have originated and sold to Residential Funding certain of the mortgage loans included in the mortgage pool.  Residential  Funding's  affiliate,  GMAC Mortgage,  LLC may subservice certain of the mortgage loans  included in the mortgage  pool.  See  "Affiliations  Among  Transaction  Parties,"  "Description  of the Mortgage  Pool--Originators"and  "Pooling and
Servicing Agreement--The  Master Servicer and Subservicers" in this term sheet supplement no. 2.

                                                           AFFILIATIONS AMONG TRANSACTION PARTIES

            The diagram below illustrates the ownership structure among the affiliated transaction parties.

                                      AFFILIATIONS AMONG TRANSACTION PARTIES

         The diagram below illustrates the ownership structure among the affiliated transaction parties.

                                                   -------------------------------
                                                              GMAC LLC
                                                               (GMAC)
                                                   -------------------------------
                                                                  |
                                                                  |
                                                                  |
                                                   -------------------------------
                                                      Residential Capital LLC
                                                   -------------------------------
                                                                  |
                                                                  |
                                                                  |
                            -------------------------------------------------------------------------
                                 |                                |                             |
                                 |                                |                             |
                   --------------------------    --------------------------------   ----------------------------
                   GMAC Mortgage, LLC            Residential Funding Company, LLC    Residential Funding Mortgage
                         (Subservicer)            (Sponser and Master Servicer)           Securities I, Inc
                                                                                              (Depositor)
                   -------------------------     --------------------------------    ----------------------------
                                                                  |
                                                                  |
                                                   -------------------------------
                                                    Homecomings Financial, LLC
                                                            (Subservicer)
                                                   -------------------------------

                                                              DESCRIPTION OF THE MORTGAGE POOL

            GENERAL

            The  mortgage  pool for each series will consist of hybrid  adjustable  rate  mortgage  loans,  divided  into one or more loan  groups,  with an aggregate principal balance and having other  characteristics  that conform to the stipulations set forth in the prospectus  supplement for that series. The mortgage loans are secured by first liens on fee simple or leasehold  interests in one- to four-family  residential real properties or an interest in shares issued by a cooperative  apartment  corporation and the related  proprietary  lease. The property securing the mortgage loan is referred to as the mortgaged property.  The mortgage pool for each series will consist of conventional  adjustable-rate first lien mortgage loans with terms to maturity of not more than
40 years from the date of origination.

            Generally,  the mortgage rate on the mortgage  loans in each loan group will be fixed for a period and then  adjustable for the remainder of the term of the mortgage  loan.  The duration of this fixed period may be different for each loan group.  For example,  each  mortgage loan in a specific  group may have a fixed rate for five years after  origination,  and then an adjustable rate for the remainder of the term of the mortgage loan while each mortgage loan in a  different  group may have a fixed rate for seven  years after  origination,  and then an  adjustable  rate for the  remainder  of the term of the mortgage loan.

            All of the  mortgage  loans  included  in the trust  established  for any series have been or will be  purchased  by the  depositor  through its affiliate,  Residential Funding, or Homecomings Financial, LLC, or Homecomings,  a wholly-owned subsidiary of Residential Funding, from unaffiliated sellers as described in this term sheet supplement no. 2 and in the related base prospectus, or affiliated sellers.

            The mortgage loans included in the trust for any series will be selected for inclusion in the mortgage pool from among mortgage loans  purchased in connection with the Jumbo A Program described below based on the Sponsor's assessment of investor preferences and rating agency criteria.

            The depositor and Residential  Funding will make certain  limited  representations  and warranties  regarding the mortgage loans included in the trust  established for any series as of the date of issuance of the certificates of that series. In connection with any mortgage loans included in the trust established for any series that are secured by a leasehold  interest,  Residential Funding shall have represented to the depositor that, among other things:
the use of leasehold estates for residential  properties is an accepted practice in the area where the related  mortgaged  property is located;  residential property in such area consisting of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any provisions of such lease;  the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold  could be terminated or subject to any charge or penalty;  and the  remaining  term of the lease does not  terminate  less than ten years after the maturity  date of such  mortgage loan. The depositor and Residential  Funding will be required to repurchase or substitute for any mortgage loan included in the related  mortgage pool as to which a breach of its  representations  and  warranties  with respect to that  mortgage loan occurs,  if such breach  materially  and adversely  affects the interests of the  certificateholders of that series in any of those mortgage loans (without regard to any applicable financial guaranty insurance policy for any class of that series).  Residential  Funding will not assign to the  depositor,  and  consequently  the depositor will not assign to the trustee for the benefit of the  certificateholders,  any of the  representations  and warranties made by the mortgage collateral sellers or the right to require the related mortgage  collateral seller to repurchase any such mortgage loan in the event of a breach of any of its  representations  and warranties.  Accordingly,  the only  representations and warranties  regarding the mortgage loans included in the trust established for any series that will be made for the benefit of the related  certificateholders  of that series will be the limited  representations  and warranties made by Residential  Funding and the depositor described in this paragraph.  See "Mortgage Loan Program--Representations with Respect to the Mortgage Loans" in the related base prospectus.

            A limited amount of realized  losses on mortgage loans as to which there was fraud in the origination of those mortgage loans will be covered by the  subordination  provided by the related Class M Certificates  and Class B Certificates  of that series as described in this term sheet  supplement no. 2 under "Description of the Certificates--Allocation of Losses;  Subordination," and, subject to any applicable limitations, all such realized losses allocated to a class of Insured Certificates of any series will be covered by the applicable financial guaranty insurance policy.

            Certain aspects of Cooperative  Loans that may be included in the trust  established for any series differ from those of other types of mortgage loans.  See "Certain Legal Aspects of Mortgage Loans--The Mortgage Loans--Cooperative Loans" in the related base prospectus.

                        LOAN GROUPS

            As more fully described in the prospectus  supplement for that series,  the mortgage loans included in the trust established for any series will be divided into one or more groups based on the certain payment, maturity, geographical or other characteristics.

            If there is more than one loan group,  each loan group of any series will be  assigned a  numerical  designation,  such as loan group I and loan group II, and the mortgage loans included therein may be referred to as the group I loans and the group II loans, respectively.

            Payments received on the mortgage loans included in any loan group will be distributed to the classes of related offered  certificates,  as more fully described the prospectus supplement for that class and this term sheet supplement no. 2.

            As used in this term sheet  supplement no. 2, references to the related (or words of similar effect) loan group will mean the loan group or loan groups from which a class of certificates will receive  distributions of principal and interest,  and references to the related (or words of similar effect)
mortgage loans will mean the mortgage loans in the loan group or loan groups from which a class of certificates will receive  distributions of principal and interest.

            The original  mortgages for many of the mortgage loans included in the trust  established  for any series have been, or in the future may be, at the sole discretion of the master servicer,  recorded in the name of Mortgage  Electronic  Registration  Systems,  Inc., or MERS,  solely as nominee for the originator and its successors and assigns,  and subsequent  assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer,  registered  electronically  through the MERS(R)System. In some other cases, the original mortgage was or may be recorded in the name of the originator  of the  mortgage  loan,  record  ownership  was or will be later  assigned to MERS,  solely as nominee for the owner of the mortgage  loan,  and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer,  registered  electronically through the
MERS(R)System.  For each of these mortgage  loans,  MERS serves as mortgagee of record on the mortgage solely as a nominee in an  administrative  capacity on behalf of the trustee, and does not have any interest in the mortgage loan. For additional  information  regarding the recording of mortgages in the name of
MERS see "Certain Yield and Prepayment  Considerations--Realized  Losses and Interest Shortfalls" in this term sheet supplement no. 2 and "Description of the
Certificates--Assignment of Trust Assets" in the related base prospectus.

            A portion of the mortgage  loans  included in any loan group for any series may be subject to the  Homeownership  and Equity  Protection  Act of
1994, as amended,  as of the closing date for that series,  and a portion of the mortgage loans included in any loan group for any series may be loans that, under  applicable  state or local law in effect at the time of  origination  of the loan,  are referred to as (1) "high cost" or "covered"  loans or (2) any other similar  designation if the law imposes greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points  and/or  fees.  See  "Certain  Legal  Aspects of Mortgage  Loans--The  Mortgage  Loans--Homeownership  Act and Similar  State Laws" in the related base prospectus.

            A portion  of the  mortgage  loans  included  in any loan group for any series may be 30 days or more  delinquent  in payment of  principal  and interest.  For a description  of the  methodology  used to categorize  mortgage  loans as  delinquent,  see "--Static  Pool  Information"  in this term sheet supplement no. 2.

            A portion of the mortgage loans included in a loan group for any series may be balloon loans that do not fully  amortize,  if at all,  providing for a substantial principal payment due at maturity.

            A portion of the  mortgage  loans  included in a loan group for any series,  in lieu of an  appraisal,  may obtain a valuation  of the  mortgage property by using an automated valuation platform developed by Residential Funding.  See "Automated Valuation Platform" in this term sheet supplement no. 2.

            In addition,  a portion of the mortgage  loans included in any loan group for any series may be Buy-Down  Mortgage  Loans and/or  mortgage loans that have been made to an international borrower.

            A portion of the mortgage loans included in a loan group for any series will require  mortgagors to pay interest only on those  mortgages for an initial period of varying  duration.  Under the terms of these loans,  borrowers are required to pay only accrued interest each month, with no corresponding principal  payments,  until the end of the interest only period.  Once the interest only period ends,  principal  payments are required to amortize the loan over its remaining term, in addition to accrued interest.

            Certain of the stipulations on the  characteristics  of the mortgage loans included in the trust  established for any series may be stipulations regarding the Credit Scores of the related  mortgagors.  Credit Scores are obtained by many mortgage  lenders in connection with mortgage loan  applications to help assess a borrower's  credit-worthiness.  In addition,  Credit Scores may be obtained by Residential Funding after the origination of a mortgage loan if the seller does not provide to Residential  Funding a Credit Score.  Credit Scores are obtained from credit reports  provided by various credit reporting organizations,  each of which may employ differing computer models and methodologies.  The Credit Score is designed to assess a borrower's credit history at a single point in time, using objective information currently on file for the borrower at a particular credit reporting  organization.  Information utilized to create a Credit Score may include, among other things, payment history,  delinquencies on accounts, levels of outstanding indebtedness,  length of credit history,  types of credit,  and bankruptcy  experience.  Credit Scores range from  approximately 350 to approximately  840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score.  However,  a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender,  i.e., a borrower with a higher score is statistically  expected to be less likely to default in payment  than a  borrower  with a lower  score.  In  addition,  it should be noted that  Credit  Scores  were  developed  to  indicate a level of default probability over a two-year period,  which does not correspond to the life of a mortgage loan.  Furthermore,  Credit Scores were not developed  specifically for use in connection  with mortgage loans,  but for consumer loans in general,  and assess only the borrower's  past credit  history.  Therefore,  a Credit
Score does not take into consideration the differences between mortgage loans and consumer loans generally,  or the specific  characteristics of the related mortgage loan,  for example,  the LTV ratio,  the  collateral for the mortgage loan, or the debt to income ratio.  There can be no assurance that the Credit
Scores of the  mortgagors  will be an accurate  predictor of the likelihood of repayment of the mortgage  loans  included in the trust  established  for any series or that any mortgagor's Credit Score would not be lower if obtained as of the date of issuance of a series of certificates.

            A portion of the mortgage  loans  included in the trust  established  for any series may provide for payment of a prepayment  charge for partial prepayments and prepayments in full, other than a prepayment  occurring upon the sale of property  securing a mortgage loan. The prepayment charge generally applies to prepayments  made within up to five years  following the  origination  of such mortgage  loan.  The amount of the prepayment  charge is generally equal to six months'  advance  interest on the amount of the  prepayment  that,  when added to all other  amounts  prepaid  during the  twelve-month  period immediately  preceding the date of prepayment,  exceeds  twenty percent (20%) of the original  principal  amount of the mortgage  loan.  Prepayment  charges received on the mortgage loans included in the trust established for any series will not be available for distribution on the certificates  included in that series.  See "Certain  Yield and Prepayment  Considerations"  in this term sheet  supplement no. 2 and "Certain Legal Aspects of the Mortgage  Loans--Default
Interest and Limitations on Prepayments" in the related base prospectus.

                        MORTGAGE RATE ADJUSTMENT

            The mortgage  rates on some of the mortgage loans will remain fixed for an initial period and  thereafter  will adjust  periodically,  generally semi-annually  or  annually,  to a rate  equal to the sum of an index and the note  margin  set forth in the  related  mortgage  note,  subject  to  certain limitations.

            In the event that the related index specified in a mortgage note is no longer available,  an index reasonably  acceptable to the trustee that is based on comparable information will be selected by the master servicer.

            The amount of the monthly payment on each mortgage loan will generally be adjusted semi-annually or annually, as applicable,  on the due date of the month following the month in which the adjustment date occurs to equal the amount necessary to pay interest at the then-applicable  mortgage rate and to fully amortize the outstanding  stated principal  balance of each mortgage loan over its remaining term to stated  maturity.  As of the cut-off date for any series,  some or all of the  mortgage  loans of that series may have not yet reached  their first  adjustment  date.  The  mortgage  loans will have various adjustment dates, note margins and limitations on the mortgage rate adjustments, as described below.

            The initial  mortgage rate in effect on a mortgage loan generally will be lower,  and may be  significantly  lower,  than the mortgage rate that would have been in effect based on the related index and note margin.  Therefore,  unless the related index declines  after  origination of a mortgage loan, the related mortgage rate will generally increase on the first adjustment date following  origination of the mortgage loan subject to the periodic rate cap.
The  repayment of the mortgage  loans will be dependent on the ability of the  mortgagors  to make larger  monthly  payments  following  adjustments  of the mortgage rate.  Mortgage loans that have the same initial  mortgage rate may not always bear interest at the same mortgage rate because these mortgage loans may have different  adjustment dates, and the mortgage rates therefore may reflect different related index values, note margins,  maximum mortgage rates and minimum  mortgage  rates.  The Net Mortgage  Rate with respect to each  mortgage loan as of the cut-off date for any series will be set forth in the related mortgage loan schedule attached to the related pooling and servicing agreement.

            Because of the periodic rate caps and the generally lower initial  mortgage rates on the mortgage  loans, in a rising interest rate  environment the mortgage rate on the  adjustable  rate  mortgage  loans may be lower than  prevailing  mortgage  rates for an extended  period of time and therefore the related  Senior Net WAC Rate and Class M Net WAC Rate will initially be less than it would have been if all of the related  mortgage loans already  adjusted to their fully-indexed rate.

                        SHARIA MORTGAGE LOANS

            A portion of the mortgage  loans  included in any loan group for any series may be Sharia  mortgage  loans.  Sharia  mortgage loans are mortgage loans that have been  structured  to comply with Islamic  religious  law,  which  prohibits the charging of interest on loans.  Generally,  ownership of the mortgaged property securing a Sharia mortgage loan is vested in two co-owners,  the borrower,  referred to as the "consumer",  and an indirect  wholly-owned subsidiary of the originator,  referred to as the "co-owner," pursuant to a co-ownership  agreement.  Both the consumer and co-owner possess certain rights, which indicate their respective rights of ownership, under the co-ownership agreement,  including the "indicia of ownership".  Certain indicia of ownership, such as the sole right to occupy the property and the obligation to pay taxes on the property,  belong to the consumer, and other indicia of ownership, such as the right of re-entry for purposes of  inspection of the property and the ability to cure any defects  regarding  the  property,  belong to the co-owner.
The consumer is  obligated  to make  monthly  payments to the co-owner  pursuant to an  obligation  to pay.  Each monthly  payment is comprised of a "profit payment" and an  "acquisition  payment".  The profit  payment is made in  consideration  of the  consumer's  exclusive  right to use and enjoy the mortgaged property.  The sum of the  acquisition  payments  required to be made under the  obligation to pay will equal the portion of the purchase price or refinance amount paid by the co-owner at the time of origination.  A lien on the mortgaged  property to secure the obligations of the consumer under the obligation to pay and the  co-ownership  agreement  is  established  pursuant to a mortgage or security  instrument,  which is filed in the real  property  records of the applicable  recording office. The originator's  security interest in both the co-owner's and the consumer's interest in the mortgaged  property,  along with the rights under the co-ownership  agreement and the obligation to pay, will be assigned to the trust as the originator's  assignee.  Title to the mortgaged property  is  retained  by the  consumer  and the  co-owner  or the  consumer  alone.  Upon a default by the  consumer  under the  obligation  to pay or the co-ownership  agreement,  the trust, as the originator's assignee,  will have the power to sell the property and use the proceeds of the sale to satisfy the full amount owed by the consumer under the obligation to pay and the co-ownership agreement.

            For all purposes under this term sheet  supplement  no. 2, the profit factor on any Sharia  mortgage loan will be deemed to be the mortgage rate on that mortgage loan, any amounts received with respect to the profit payment for any Sharia mortgage loan will be deemed to be interest  collected on that mortgage loan, any amounts  received with respect to the acquisition  payment for any Sharia mortgage loan will be deemed to be principal  collected on that mortgage  loan,  references in this term sheet  supplement no. 2 to a note or mortgage note will be deemed to be references to the obligation to pay for any
Sharia mortgage loan and references in this term sheet supplement no. 2 to a mortgage will be deemed to be references to a mortgage or security  instrument, as applicable, for any Sharia mortgage loan.

                        STATIC POOL INFORMATION

            Current  static  pool  data  with  respect  to  mortgage  loans  master  serviced  by  Residential  Funding  is  available  on the  internet  at
www.gmacrfcstaticpool.com  (the  "Static  Pool  Data").  Information  presented  under  "RFMSI"  as the  issuer/shelf  and "SA" as the series  will  include information  regarding prior securitizations of mortgage loans that are similar to the mortgage loans included in the mortgage pool for any series, based on underwriting criteria and credit quality, and that information is referred to in this term sheet as Static Pool Data.

            The Static Pool Data is not deemed to be a part of the prospectus or the depositor's  registration  statement to the extent that the Static Pool
Data relates to (a) any issuing entity that was established before January 1, 2006 and (b) information  relating to assets of any issuing entity established on or after January 1, 2006 and relating to periods prior to January 1, 2006.

            As used in the  Static  Pool Data and in this term  sheet  supplement  no. 2, a loan is  considered  to be "30 to 59 days" or "30 or more  days"
delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day  immediately  prior to the next following  monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day  immediately  prior to the second  following  monthly  scheduled  due date;  and so on. The  determination  as to whether a mortgage loan falls into these  categories  is made as of the close of business on the last business day of each month.  Grace periods and partial payments do not affect these determinations.

            From time to time, the master servicer or a subservicer will modify a mortgage loan,  recasting  monthly  payments for delinquent  borrowers who have  experienced  financial  difficulties.  Generally such borrowers  make payments under the modified terms for a trial period,  before the  modifications become final.  During any such trial period,  delinquencies  are reported based on the mortgage loan's original  payment terms. The trial period is designed to evaluate  both a borrower's  desire to remain in the  mortgaged  property  and, in some cases,  a  borrower's  capacity to pay a higher  monthly  payment obligation.  The trial  period  generally  may  extend to up to six  months  before a  modification  is  finalized.  Once the  modifications  become  final, delinquencies  are reported based on the modified terms.  Generally if a borrower fails to make payments during a trial period,  the mortgage loan goes into foreclosure.  Historically,  the master servicer has not modified a material number of mortgage loans in any pool.  Furthermore,  the rating agencies rating the certificates impose certain limitations on the ability of the master servicer to modify loans.

            Charge offs are taken only when the master  servicer  has  determined  that it has received  all  payments or cash  recoveries  which the master servicer reasonably and in good faith expects to be finally recoverable with respect to any mortgage loan.

            There can be no assurance  that the  delinquency  and  foreclosure  experience set forth in the Static Pool Data will be  representative  of the results that may be experienced with respect to the mortgage loans included in the trust established for any series.

                        PRIMARY MORTGAGE INSURANCE AND PRIMARY HAZARD INSURANCE

            Subject to limited  exceptions,  each of the mortgage loans included in the trust  established  for any series  generally will be required to be covered by a standard hazard insurance policy,  which is referred to as a primary hazard insurance policy.  Each primary hazard insurance policy is required to include  extended  coverage in an amount equal to the lesser of the principal  balance  owing on the mortgage loan or 100% of the insurable  value of the improvements;  provided,  however,  that the  coverage  may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a replacement  cost basis.  The master servicer may elect to obtain and maintain a blanket primary hazard  insurance  policy with extended  coverage  insuring against  hazard losses on the mortgage  loans,  which may contain a deductible  clause.  To the extent that the master  servicer  elects to obtain a blanket primary hazard insurance policy, a primary hazard insurance policy is not maintained on a mortgaged  property,  and a loss occurs on that mortgaged property that would have been covered by a compliant  primary hazard  insurance  policy that is not covered by the blanket primary hazard insurance policy due to the deductible clause, the master servicer will deposit into the Certificate Account an amount equal to the loss.

             Subject to limited  exceptions,  each mortgage loan included in the trust established for any series with an LTV ratio at origination in excess of 80% will be insured by a primary mortgage insurance policy,  which is referred to as a primary insurance policy,  covering at least 30% of the balance of the mortgage loan at origination  if the LTV ratio is between 95.00% and 90.01%,  at least 25% of the balance of the mortgage loan at origination if the LTV ratio is between 90.00% and 85.01%, and at least 12% of the balance of the mortgage loan at origination if the LTV ratio is between 85.00% and 80.01%.

            All of the primary insurance  policies on the mortgage loans included in the trust established for any series were or will be issued by insurers having a claim paying ability,  as of the cut-off date for that series,  acceptable to the rating agencies for that series. The insurers may include but are not limited to one or more of Radian F/K/A  Commonwealth,  Triad Guaranty,  Republic Mortgage Insurance N.C., Mortgage Guaranty Insurance  Corporation,  PMI
Mortgage Insurance Co., United Guaranty Residential Ins. Co. and General Electric Mortgage Insurance Company,  which,  collectively,  are referred to herein as the primary  insurers.  However,  no assurance as to the actual ability of any of the primary  insurers to pay claims can be given by the depositor,  the issuing entity or the underwriters for the applicable series.  See "Insurance Policies on Mortgage Loans" in the related base prospectus.

                        UNDERWRITING STANDARDS

            All of the mortgage loans in the mortgage pool were generally  originated in accordance with the  underwriting  criteria of Residential  Funding described  under  "Mortgage  Loan  Program--Underwriting  Standards"  in the related base  prospectus.  Residential  Funding may perform only sample  quality assurance  reviews to determine  whether the mortgage loans in any mortgage pool were  underwritten in accordance with applicable  standards.  See "Mortgage
Loan Program---Underwriting Standards" in the related base prospectus.

            The  applicable  underwriting  standards  include a set of  specific  criteria  by which  the  underwriting  evaluation  is made.  However,  the application  of the  underwriting  standards  does not imply that each  specific  criterion  was  satisfied  individually.  Rather,  a mortgage loan will be considered to be originated in accordance with the underwriting  standards  described above if, based on an overall qualitative  evaluation,  the loan is in substantial compliance with the underwriting  standards.  For example, a mortgage loan may be considered to comply with the underwriting standards described above, even if one or more specific  criteria included in the underwriting  standards were not satisfied,  if other factors  positively  compensated for the criteria that were not satisfied.

                        AUTOMATED VALUATION PLATFORM

            In some cases,  for mortgage loans  underwritten  through  Residential  Funding's  automated  underwriting  system,  in lieu of an appraisal,  a valuation of the  mortgaged  property  will be obtained by using an  automated  valuation  platform  developed by  Residential  Funding.  There are multiple automated valuation models included in Residential  Funding's automated  underwriting  system.  Based upon, among other factors,  the geographic area, price range and other  attributes of a qualifying  mortgage loan, a mortgage loan is directed to the  appropriate  automated  valuation  model for that particular mortgage loan. An automated valuation model evaluates,  among other things, various types of publicly-available  information such as recent sales prices for similar  homes  within the same  geographic  area and within the same price  range.  Residential  Funding uses  automated  valuation  models in lieu of full appraisals for qualifying first lien mortgage loans which meet specified underwriting criteria and receive an acceptable valuation.

                        ADDITIONAL INFORMATION

            A current  report on Form 8-K will be  available  to  purchasers  of the offered  certificates  of any series and will be filed,  by the issuing entity, in its own name,  together with the pooling and servicing  agreement for that series,  including any applicable  financial guaranty insurance policy for that series which will be attached as an exhibit to the related  pooling and servicing  agreement,  with the Securities and Exchange  Commission  within fifteen days after the initial issuance of the offered certificates of that series.

                                                                          DESCRIPTION OF THE CERTIFICATES

            GENERAL

            The trust will issue  certificates  pursuant to the pooling and  servicing  agreement.  The  certificates  consist of certain  publicly  offered classes of  certificates,  which are referred to collectively  as the offered  certificates,  and one or more classes of Class B Certificates  which are not publicly  offered.  The various classes of Class A Certificates  are referred to  collectively  as the Class A Certificates.  The various classes of Class R
Certificates  are referred to collectively as the Class R, or Residual,  Certificates.  The various classes of Class A and Class R Certificates are referred to collectively as the Senior Certificates.

            The Senior  Certificates of each group will be will be assigned a numerical  designation,  such as Class I-A and Class II-A, to denote the group to which the certificates  belong.  The Senior  Certificates of each group will receive payments on the mortgage loans in the related loan group,  except as is otherwise set forth in this term sheet supplement no. 2.

            In addition, one or more classes of Class R Certificates, or the Residual Certificates, will be issued in connection with each series.

Stacked Transactions

            For some series of  certificates,  referred to herein as Stacked  Transactions,  a separate  group of  subordinate  certificates  will be issued related  solely to each group and assigned a numerical  designation,  such as Class I-M-1 and Class  II-M-1,  to denote the group to which the  certificates belong.  These subordinate  certificates will receive payments on the mortgage loans in the related loan group and will serve as credit  enhancement  solely for the related group of Senior Certificates, as described in this term sheet supplement no. 2.

            References to the related  mortgage loans with respect to the subordinate  certificates of any certificate  group in a Stacked  Transaction will mean the mortgage loans in the related loan group.

            In addition  to the Senior  Certificates  in a Stacked  Transaction,  except as is  otherwise  set forth in the  prospectus  supplement  and the prospectus supplement for that series, each series of certificates will include the following classes of subordinate  certificates with respect to each loan group:

o           Class M-1 Certificates;

o           Class M-2 Certificates;

o           Class M-3 Certificates;

o           Class B-1 Certificates;

o           Class B-2 Certificates; and

o           Class B-3 Certificates.

  Crossed Transactions

            For some series of  certificates,  referred to herein as Crossed  Transactions,  a separate  group of  subordinate  certificates  will be issued related to all Senior  Certificates of that series. The subordinate  certificates will be enumerated without a numerical  designation to denote inclusion in a particular  group,  such as Class M-1 and Class M-2.  These  subordinate  certificates  will receive  payments on the mortgage loans included in the trust established for that series and will serve as credit enhancement for all Senior  Certificates of that series, as described in this term sheet supplement no.
2.

            References to the related mortgage loans with respect to the subordinate certificates in any Crossed Transaction will mean the mortgage loans.

            In addition  to the Senior  Certificates  in a Crossed  Transaction,  except as is  otherwise  set forth in the  prospectus  supplement  and the prospectus supplement for that series, each series of certificates will include the following classes of subordinate certificates:

o           Class M-1 Certificates;

o           Class M-2 Certificates;

o           Class M-3 Certificates;

o           Class B-1 Certificates;

o           Class B-2 Certificates; and

o           Class B-3 Certificates.

            As used in this term sheet  supplement no. 2, the Class M Certificates  refers to all of the Class M Certificates  issued as part of the series, and the Class B Certificates  refers to all of the Class B Certificates  issued as part of the series.  References to the related Class M  Certificates,  or words or similar effect with respect to the Class B certificates or any class thereof,  will mean the Class M Certificates in the related certificate group, in the case of a Stacked Transaction, and all of the Class M Certificates, in the case of a Crossed Transaction.

            Only the Senior  Certificates  and the Class M Certificates of any series are offered hereby.  See "Glossary" in the related base prospectus for the meanings of capitalized terms and acronyms not otherwise defined in this term sheet supplement no. 2.

            The  offered  certificates  of any  series  may  consist  of any  one or a  combination  of the  categories  described  in  "Description  of the
Certificates--General" in the related base prospectus.

            The  certificates of any series in the aggregate will evidence the entire  beneficial  ownership  interest in the related trust. For any series, the trust will consist of:

o     the mortgage loans transferred to that trust;

o     with respect to any class of Insured Certificates of that series, any applicable reserve fund and any applicable rounding account;

o     cash deposited in respect of the mortgage loans  transferred to that trust in the Custodial  Account and in the  Certificate  Account and belonging to the trust;

o     property acquired by foreclosure of the mortgage loans transferred to that trust or deed in lieu of foreclosure;

o     any applicable primary insurance policies and primary hazard insurance policies; and

o     all proceeds of any of the foregoing.

            Except as is otherwise set forth in the prospectus  supplement for any applicable class of certificates of any series, the Senior  Certificates, other than the Residual  Certificates,  and the Class M  Certificates  for each series will be available only in book-entry  form through  facilities of The
Depository Trust Company,  or DTC, and are collectively  referred to as the DTC registered  certificates.  The DTC registered  certificates  will be issued, maintained and transferred on the book-entry records of DTC and its participants.

            Except as is otherwise  set forth in the  prospectus  supplement of any  applicable  class of  certificates  of any series,  the DTC  registered certificates for each series will be issued in minimum  denominations  of:  $100,000,  in the case of the Class A and Class M-1 Certificates of each series, or $250,000 in the case of the Class M-2  Certificates  and Class M-3  Certificates of each series,  and, in each case,  integral  multiples of $1 in excess thereof;  $1,000 and integral multiples of $1,000 in excess thereof,  in the case of Insured  Certificates of that series; and an initial notional amount of
$2,000,000,  and  integral  multiples  of $1 in excess  thereof  in the case of any  class of  Interest  Only  Certificates  of that  series.  The  Residual
Certificates will be issued in registered,  certificated  form in minimum  denominations of a 20% percentage  interest,  except, in the case of one Residual
Certificate of each class of Residual  Certificates for any series as otherwise described in this term sheet supplement no. 2 under "Material Federal Income
Tax Consequences."

            The DTC  registered  certificates  of any series will be represented  by one or more  certificates  registered in the name of Cede & Co., as the nominee of DTC. No beneficial  owner will be entitled to receive a certificate of any class in fully registered  form, or a definitive  certificate,  except as described in the related base prospectus under  "Description of the  Certificates--Form  of  Certificates."  Unless and until definitive  certificates are issued for the DTC registered certificates under the limited circumstances described in this term sheet supplement no. 2:

o     all references to actions by certificateholders  with respect to the DTC registered certificates shall refer to actions taken by DTC upon instructions from its participants; and

o     all references in this term sheet supplement no. 2 to distributions,  notices,  reports and statements to  certificateholders  with respect to the DTC registered  certificates  shall refer to  distributions,  notices,  reports and statements to DTC or Cede & Co., as the  registered  holder of the DTC registered certificates, for distribution to beneficial owners by DTC in accordance with DTC procedures.

      Exchangeable Certificates

            All or a portion of the certificates  for any series may be Exchangeable  Certificates,  which may be exchanged for a proportionate  interest in the related  Exchanged  Certificates  for that  series,  in  combinations  shown in the related  prospectus  supplement.  All or a portion of the  Exchanged
Certificates may also be exchanged for the related Exchangeable  Certificates in the same manner. The classes of Exchanged  Certificates and of Exchangeable
Certificates  that are outstanding at any given time, and the outstanding  Certificate  Principal  Balances and Notional  Amounts,  as applicable,  of these classes will depend upon any related  distributions  of principal or reductions in Notional  Amounts,  as  applicable,  as well as any exchanges that occur.
Exchanged  Certificates or Exchangeable  Certificates  in any  combination may be exchanged only in the proportion that the original  Certificate  Principal
Balances  or  Notional  Amounts,  as  applicable,  of such  certificates  bear to one  another as shown in the  related  prospectus  supplement.  Holders of
Exchangeable  Certificates  will be the  beneficial  owners of a  proportionate  interest in the  Exchanged  Certificates  in the related  group of combined certificates, referred to herein as a Combination Group, and will receive a proportionate share of the distributions on those certificates.

            Procedures.  The procedures for exchanging any of the classes of Exchangeable  Certificates and Exchanged Certificates included in a series that are outstanding at any given time will be set forth in the related prospectus supplement.

            Additional  Considerations.  The characteristics of the Exchangeable Certificates will reflect, in the aggregate,  generally the characteristics of the related  Exchanged  Certificates.  Investors are  encouraged to also  consider a number of factors that will limit a  certificateholder's  ability to exchange Exchanged Certificates for Exchangeable Certificates and vice versa:

o           At the time of the proposed exchange, a certificateholder must own certificates of the related class or classes in the proportions necessary to make the desired exchange and must pay the exchange fee, if set forth in the related prospectus supplement.

o           A certificateholder that does not own the certificates may be unable to obtain the necessary Exchanged Certificates or Exchangeable
                        Certificates.

o           The certificateholder of certificates required for a desired combination may refuse to sell them at a reasonable price (or any price) or may be unable to sell them.

o           Certain certificates may have been purchased or placed into other financial structures and thus be unavailable.

o           Principal distributions and reductions in notional amounts will decrease the amounts available for exchange over time.

o           Only the combinations listed in related prospectus supplement are permitted.

o           The Record Dates for Exchangeable Certificates and the Exchanged Certificates that are the subject of the exchange must be the same.

                        GLOSSARY OF TERMS

            The following terms are given the meanings shown below to help describe the cash flows on the certificates for any series:

            ACCRETION DIRECTED  CERTIFICATES--For  any series, any class of Class A Certificates  related to any loan group that are categorized as Accretion
Directed Certificates in the prospectus supplement for that class of certificates.

            ACCRETION  TERMINATION DATE--For any class of Accretion Directed  Certificates  included in a series, the earlier of (a) the distribution date on which the aggregate  Certificate  Principal  Balance of the Accretion  Directed  Certificates  of that series is reduced to zero and (b) the Credit  Support
Depletion Date applicable to that class.

            ACCRUAL  CERTIFICATES--For  any  series,  any class of Class A  Certificates  that are  categorized  as Accrual  Certificates  in the  prospectus supplement for that class of certificates.

            ACCRUAL  DISTRIBUTION  AMOUNT--With  respect to any specified class or classes of Accrual  Certificates of any series and each  distribution date preceding the Accretion  Termination Date for that class, an amount equal to the aggregate amount of Accrued  Certificate  Interest on such class or classes
Accrual  Certificates  for that date which will be added to the  Certificate  Principal  Balance  thereof,  and  distributed in the manner  described  under
"Description of the  Certificates--Principal  Distributions on the Senior  Certificates" to the holders of the related class or classes of Accretion Directed
Certificates of that series as principal in reduction of the Certificate  Principal Balances thereof.  Any distributions of the Accrual  Distribution Amount for any specified classes or classes of Accrual Certificates to the related class or classes of Accretion Directed  Certificates will reduce the Certificate
Principal  Balances of such related class or classes of certificates by that amount.  The amount that is added to the Certificate  Principal Balances of any class of  Accrual  Certificates  will  accrue  interest  at the  pass-through  rate for that  class.  On each  distribution  date on or after the  Accretion
Termination Date for a class of Accretion Directed  Certificates of any series, the entire Accrued Certificate  Interest on the related Accrual Certificates for that date will be payable to the holders of the related  class of  certificates,  as interest to the extent not  required to fully reduce the amounts of the Accretion Directed  Certificates to zero on the Accretion  Termination Date;  provided,  however,  that if the Accretion  Termination Date is the Credit
Support Depletion Date, the entire Accrual Distribution Amount for that date will be payable as interest to the holders of the Accrual Certificates.

            ACCRUED  CERTIFICATE  INTEREST--With  respect to any distribution  date and any class of offered  certificates of any series,  an amount equal to
(a) in the case of each class of offered  certificates of that series,  other than any Interest Only Certificates and Principal Only Certificates,  interest accrued during the related  Interest  Accrual Period on the  Certificate  Principal  Balance of the  certificates of that class,  immediately  prior to that distribution  date at the related  pass-through  rate and (b) in the case of the Interest Only  Certificates  of that series,  interest  accrued  during the related Interest Accrual Period on the related Notional Amount immediately prior to that distribution date at the then-applicable  pass-through rate on that class for that  distribution  date; in each case less interest  shortfalls on the mortgage loans in the related loan group included in the trust established for that series, if any,  allocated thereto for that distribution date to the extent not covered,  with respect to the Senior  Certificates for that series, by the  subordination  provided by the Class B  Certificates  and Class M  Certificates  of that series,  or the related  Class B  Certificates  and Class M
Certificates of that series, in a Stacked Transaction,  and, only with respect to any class of Insured Certificates of any series, by any applicable reserve fund and the additional credit enhancement  provided by the applicable  financial guaranty insurance policy for interest shortfalls on the mortgage loans in the related loan group other than  Prepayment  Interest  Shortfalls or interest  shortfalls due to  application  of the Relief Act,  after  depletion of any subordination,  and, with respect to the Class M Certificates,  to the extent not covered by the subordination  provided by the Class B Certificates of that series, or the related Class B Certificates of that series, in the case of a Stacked  Transaction,  and any class or classes of Class M Certificates of that series, or the related Class M Certificates of that series, in the case of a  Stacked Transaction having a lower payment priority, including in each case:

                        (i)         any Prepayment  Interest  Shortfall on the mortgage loans included in the related group to the extent not covered by the master servicer as described in this term sheet supplement no. 2 under "Description of the Certificates--Interest Distributions";

                        (ii)        in the case of an Excess  Transaction,  the interest  portions of Realized Losses for the related loan group,  including
            Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and  Extraordinary  Losses on the mortgage loans included in the trust established for that series not allocated through subordination;

                        (iii)       in the case of an Excess Transaction,  the interest portion of any Advances that were made with respect to delinquencies on the mortgage loans  included in the related loan group that were  ultimately  determined to be Excess  Special  Hazard  Losses,  Excess Fraud
            Losses, Excess Bankruptcy Losses or Extraordinary Losses; and

                        (iv)        any other interest  shortfalls on the mortgage loans included in the related loan group not covered by the subordination provided by the Class M Certificates  or Class B Certificates  of that series,  or the related Class B Certificates  and Class M Certificates of that series, in a Stacked Transaction,  including interest shortfalls relating to the Servicemembers Civil Relief Act, or similar legislation or regulations, all allocated as described below.

The  related  Senior  Percentage  of such  reductions  in the case of the related  loan group will be  allocated  among the  holders of the  related  Senior
Certificates  in  proportion  to the  respective  amounts of Accrued  Certificate  Interest that would have been payable from the related loan group on that distribution  date absent these  reductions.  The remainder of these  reductions will be allocated among the holders of the related Class M Certificates and the Class B Certificates in proportion to the respective  amounts of Accrued  Certificate  Interest that would have been payable on that  distribution  date absent these  reductions.  In the case of each class of Class M  Certificates,  Accrued  Certificate  Interest on that class will be further  reduced by the allocation of the interest  portion of certain losses on the mortgage loans included in the trust  established  for that series,  if any, as described below under  "--Allocation  of Losses;  Subordination."  Accrued  Certificate  Interest on each class of Senior  Certificates of any series related to a loan group
(other than any Principal  Only  Certificates)  will be distributed  on a pro rata basis.  Accrued  Certificate  Interest on each class of  certificates  is calculated on the basis of a 360-day year consisting of twelve 30-day months.

            ADVANCE--With  respect to any mortgage loan and any  distribution  date, an amount equal to the scheduled  payments of principal,  other than any
Balloon  Amount in the case of a Balloon Loan,  and interest due on that mortgage loan during the related Due Period which were not received as of the close of business on the business day preceding the related determination date.

            AVAILABLE  DISTRIBUTION  AMOUNT--With  respect to any distribution date and any series will be determined  separately for each loan group of that series, and in each case will be an amount equal to the aggregate of:

            -           the  aggregate  amount of  scheduled  payments on the mortgage  loans  included in the related loan group due during the related Due
                        Period and received on or prior to the related  determination date, after deduction of the related servicing fees and payment of any premium and to the applicable Certificate Insurer with respect to any financial guaranty insurance policy related to that series;

            -           all  unscheduled  payments on the mortgage  loans included in the related loan group,  including  mortgagor  prepayments,  Insurance
                        Proceeds,  Liquidation  Proceeds,  Subsequent Recoveries and proceeds from repurchases of and substitutions for these mortgage loans occurring  during the preceding  calendar  month or, in the case of mortgagor  prepayments  in full,  during the related  Prepayment
                        Period;

            -           all Advances on the mortgage loans included in the related loan group made for that  distribution  date, in each case net of amounts reimbursable therefrom to the master servicer and any subservicer; and,

             -          with respect to a Crossed  Transaction,  any additional amounts to be included in the Available  Distribution Amount with respect to
                        such   loan   group   from   any   other   loan   group   as   described   under    "Principal    Distributions    on   the   Senior
                        Certificates--Cross-Collateralization Mechanics in a Crossed Transaction."

            In addition to the foregoing amounts,  with respect to unscheduled  collections on the mortgage loans included in the trust established for that series, not including mortgagor  prepayments,  the master servicer may elect to treat such amounts as included in the related Available  Distribution Amount for the distribution  date in the month of receipt,  but is not obligated to do so. As described in this term sheet supplement no. 2 under  "--Description of the  Certificates--Principal  Distributions on the Senior Certificates," any amount with respect to which such election is so made shall be treated as having been received on the last day of the preceding  calendar month for the purposes of  calculating  the amount of principal and interest  distributions  to any class of certificates.  With respect to any distribution date, the determination date is the second business day prior to that distribution date.

            CAPITALIZATION  REIMBURSEMENT  AMOUNT--With  respect to any distribution  date and each loan group, the amount of Advances or Servicing  Advances that were added to the  outstanding  principal  balance of the mortgage  loans in that loan group during the preceding  calendar month and reimbursed to the master servicer or subservicer on or prior to such distribution date, plus the related Capitalization  Reimbursement Shortfall Amount remaining unreimbursed from any prior  distribution  date for that series and reimbursed to the master  servicer or subservicer on or prior to such  distribution  date. The master servicer or subservicer will be entitled to be reimbursed for these amounts only from the principal collections on the mortgage loans in that loan group.

            CAPITALIZATION  REIMBURSEMENT  SHORTFALL  AMOUNT--With  respect to any distribution  date and each loan group,  the amount,  if any, by which the amount of Advances or Servicing  Advances that were added to the principal  balance of the mortgage  loans in that loan group during the preceding  calendar month  exceeds the amount of principal  payments on those  mortgage  loans  included in the related  Available  Distribution  Amount for that series on that distribution date.

            CERTIFICATE GROUP--With respect to each loan group, the related Senior Certificates.

            CERTIFICATE PRINCIPAL  BALANCE--With respect to any offered certificate of any series, other than the Interest Only Certificates,  as of any date of  determination,  an amount equal to the sum of (x) the initial  Certificate  Principal  Balance of that  certificate  and (y) in the case of any class of
Accrual  Certificates,  an amount equal to the Accrued Certificate Interest added to the Certificate Principal Balance of that class of Accrual Certificates on each distribution date prior to the applicable Accretion  Termination Date, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that  certificate and (b) any reductions in the Certificate  Principal  Balance of that  certificate  deemed to have occurred in connection  with  allocations of Realized  Losses for that series in the manner  described in this term sheet  supplement  no. 2, provided  that,  after the
Certificate  Principal Balances of the Class B Certificates for any series, or the related Class B Certificates in a Stacked Transaction,  have been reduced to zero,  the  Certificate  Principal  Balance of any  certificate  of the class of Class M  Certificates  for that series,  or the class of related Class M
Certificates  in a Stacked  Transaction,  outstanding  with the highest  payment  priority to which  Realized  Losses,  other than, in the case of an Excess
Transaction,  Excess Bankruptcy Losses,  Excess Fraud Losses,  Excess Special Hazard Losses and Extraordinary  Losses, on the mortgage loans included in the trust  established  for that series have been allocated  shall be increased by the percentage  interest  evidenced  thereby  multiplied by the amount of any
Subsequent  Recoveries thereon not previously  allocated,  but not by more than the amount of Realized Losses previously allocated to reduce the Certificate
Principal  Balance  of that  certificate,  and the  Certificate  Principal  Balance  of the class of  certificates,  or  related  certificates  in a Stacked
Transaction,  with a Certificate  Principal  Balance  greater than zero with the lowest payment  priority shall be further reduced by an amount equal to the percentage  interest  evidenced  thereby  multiplied  by the  excess,  if any, of (i) the  then-aggregate  Certificate  Principal  Balance of all classes of certificates of that series then outstanding  over (ii) the  then-aggregate  Stated Principal  Balance of all of the mortgage loans, or the related mortgage loans in a Stacked Transaction.  The Certificate  Principal Balance of the Exchangeable  Certificates or Exchanged  Certificates that are not outstanding on any distribution date will be equal to zero.

            CLASS M NET WAC  RATE--With  respect to any  distribution  date and any class of Class M  Certificates,  a per annum  rate equal to the  weighted average of the Senior Net WAC Rate for each related loan group weighted on the basis of the Subordinate Component for that related loan group.

            COMBINATION GROUP--For any series, the group of Exchangeable Certificates set forth in the related prospectus supplement.

            CREDIT SUPPORT DEPLETION  DATE--For any series that is a Crossed  Transaction,  the first distribution date on which the Senior Percentage equals
100%,  and for any series that is a Stacked  Transaction  and each loan group,  the first  distribution  date on which the aggregate  Certificate  Principal
Balance of the related Class M Certificates and the related Class B Certificates has been reduced to zero.

            DECEASED HOLDER--For any series with a class of Random Lot Insured  Certificates,  a beneficial owner of a Random Lot Insured Certificate of that class who was a natural person living at the time that holder's  interest was acquired and whose executor or other  authorized  representative  causes to be furnished to the participant, evidence of death satisfactory to the participant and any tax waivers requested by the participant.

            DUE DATE--With  respect to any  distribution  date and any mortgage loan, the date during the related Due Period on which scheduled  payments are due.

            DUE PERIOD--With respect to any distribution date, the calendar month in which the distribution date occurs.

            EXCESS BANKRUPTCY  LOSSES--For any Excess Transaction which is also a Crossed  Transaction,  Bankruptcy Losses on the mortgage loans in excess of the Bankruptcy Amount for that series, and for any Stacked Transaction which is an Excess  Transaction,  Bankruptcy Losses on the mortgage loans included in any loan group in excess of the related Bankruptcy Amount.

            EXCESS FRAUD LOSSES--For any Excess Transaction which is also a Crossed  Transaction,  Fraud Losses on the mortgage loans in excess of the Fraud
Loss Amount for that series,  and for any Excess  Transaction which is also a Stacked  Transaction,  Fraud Losses on the mortgage loans included in any loan group in excess of the related Fraud Loss Amount.

            EXCESS SPECIAL HAZARD LOSSES--For any Excess  Transaction  which is also a Crossed  Transaction,  Special Hazard Losses on the mortgage loans in excess of the Special  Hazard Amount for that series,  and for any Stacked  Transaction,  Special  Hazard Losses on the mortgage  loans included in any loan group in excess of the related Special Hazard Amount.

            EXCESS  TRANSACTION--A  Series of  certificates  whereby Fraud Losses,  Bankruptcy  Losses and Special Hazard Losses up to the Fraud Loss Amount,
Bankruptcy Amount and Special Hazard Amount,  respectively,  and  Extraordinary  Losses are allocated as set forth herein in a manner distinct from Realized
Losses (other than Fraud Losses, Bankruptcy Losses, Special Hazard Losses and Extraordinary Losses).

            EXCHANGEABLE CERTIFICATES--For any series, the class of certificates set forth as such in the prospectus supplement for such series.

            EXCHANGES CERTIFICATES--For any series, the class of certificates set forth as such in the prospectus supplement for such series.

            FINAL  DISPOSITION--With  respect to a defaulted mortgage loan, a Final Disposition is deemed to have occurred upon a determination by the master servicer that it has received all Insurance  Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the master servicer reasonably and in good faith expects to be finally recoverable with respect to the mortgage loan.

            INSURED  CERTIFICATES--For any series, any class of certificates specified to be insured certificates in the prospectus supplement for that class of certificates.

            INTEREST ACCRUAL  PERIOD--With  respect to all class of certificates  and any distribution  date, the calendar month preceding the month in which the distribution  date occurs.  Notwithstanding  the foregoing,  the distributions of interest on any distribution date for all classes of certificates will reflect  interest  accrued,  and receipts for that interest  accrued,  on the mortgage  loans for the  preceding  calendar  month,  as may be reduced by any
Prepayment Interest Shortfall and other shortfalls in collections of interest to the extent described in this term sheet supplement no. 2.

            INTEREST ONLY  CERTIFICATES--For  any series,  any class of Class A  Certificates  specified to be interest only  certificates  in the prospectus supplement for that class of certificates.

            NET MORTGAGE  RATE--As to a mortgage loan included in the trust  established for any series,  the mortgage rate minus the rate per annum at which the related servicing fees accrue.

            NOTIONAL  AMOUNT--With  respect to any date of  determination,  the Notional Amount of any class of Interest Only  Certificates  included in that series will be the notional  amount set forth in the prospectus  supplement  for that class of  certificates.  Reference to a Notional  Amount is solely for convenience  in specific  calculations  and does not represent the right to receive any  distributions  allocable to principal.  The Notional  Amount of any
Exchangeable Certificates or Exchanged Certificates that are not outstanding on any distribution date will be equal to zero.

            PRINCIPAL  ONLY  CERTIFICATES--For  any series,  any other class of Class A  Certificates  specified to be  principal  only  certificates  in the prospectus supplement for that class of certificates.

            RANDOM LOT INSURED  CERTIFICATES--For  any series, any class of Insured  Certificates of that series subject to random lot procedures and special rules regarding the procedures,  practices and limitations  applicable to the  distribution of principal on the related mortgage loans, as described in this term sheet supplement no. 2 and the prospectus supplement for that class.

            RECORD DATE--With  respect to each distribution  date and each class of offered  certificates,  the close of business on the last business day of the month next preceding the month in which the related distribution date occurs.

            ROUNDING  ACCOUNT--For  any series with a class of Random Lot Insured  Certificates,  a  non-interest  bearing  account to be  established on the closing date for that series as more fully described in the prospectus supplement for that class.

            SENIOR  ACCELERATED  DISTRIBUTION  PERCENTAGE--For  each loan group of any series and with respect to any distribution  date occurring during the first seven years following the closing date for that series, 100%. The Senior Accelerated  Distribution  Percentage for any loan group for any distribution date occurring after the first seven years following the closing date for that series will be as follows:

            -           with respect to any distribution  date during the eighth year after the closing date for that series,  the related Senior Percentage on that distribution date plus 70% of the related Subordinate Percentage on that distribution date;

            -           with respect to any distribution  date during the ninth year after the closing date for that series,  the Senior  Percentage on that distribution date plus 60% of the related Subordinate Percentage on that distribution date;

            -           with respect to any distribution  date during the tenth year after the closing date for that series,  the related Senior  Percentage on that distribution date plus 40% of the related Subordinate Percentage on that distribution date;

            -           with respect to any  distribution  date during the eleventh  year after the closing date for that series,  the Senior  Percentage on that distribution date plus 20% of the related Subordinate Percentage on that distribution date; and

            -           with respect to any distribution date for that series thereafter, the related Senior Percentage on that distribution date.

            Any scheduled reduction to the Senior Accelerated  Distribution Percentage for a loan group, described in the preceding paragraph,  shall not be made as of any distribution date unless:

                        (a)         in the case of a Stacked  Transaction,  the  outstanding  principal  balance of mortgage loans in the related loan group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding  Certificate Principal Balance of the related Class M Certificates  and Class B Certificates,  is less than 50%, or in the case of a Crossed  Transaction,  the outstanding  principal balance of the mortgage  loans included in any loan group  delinquent 60 days or more averaged over the last six months,  as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%, and

                        (b)         Realized  Losses on the  mortgage  loans  included in any loan group,  in the case of a Crossed  Transaction,  or on the mortgage loans in the related loan group, in the case of a Stacked  Transaction,  to date for that  distribution  date, if occurring  during the eighth,  ninth,  tenth,  eleventh or twelfth year,  or any year  thereafter,  after the closing date,  are less than 30%, 35%, 40%, 45%, or 50%, respectively,  of the sum of the initial  Certificate  Principal  Balances of the Class M Certificates  and Class B  Certificates,  in a Crossed
            Transaction, or the related Class M Certificates and Class B Certificates in a Stacked Transaction.

            Notwithstanding the foregoing, in the case of a Crossed Transaction, if:

-           the weighted average of the Subordinate Percentages for all loan groups is equal to or in excess of twice the initial weighted average of the
            Subordinate Percentages for all loan groups; and

-           the outstanding principal balance of mortgage loans included in any loan group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, does not exceed
            50%; and

-           for any distribution date during the first three years following the closing date for that series, cumulative Realized Losses on the mortgage loans included in any loan group do not exceed 20% of the sum of the initial Certificate Principal Balances of the Class M Certificates and
            Class B Certificates, and thereafter, cumulative Realized Losses on the mortgage loans included in any loan group do not exceed 30% of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates,

            then on any  distribution  date during the first three years following the closing date for that series,  each Senior  Accelerated  Distribution
Percentage for that distribution date will equal the related Senior  Percentage for that  distribution date plus 50% of the related  Subordinate  Percentage for that  distribution  date, and on any distribution date after the first three years following the closing date for that series,  each Senior  Accelerated
Distribution Percentage for that distribution date will equal the related Senior Percentage for that distribution date.

            Notwithstanding the foregoing, in the case of a Stacked Transaction, if:

-           the Subordinate Percentages for the related loan group is equal to or in excess of twice the initial Subordinate Percentage for that loan group; and

-           the outstanding principal balance of mortgage loans included in the related loan group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the related Class M Certificates and Class B
            Certificates, does not exceed 50%; and

-           for any distribution date during the first three years following the closing date for that series, cumulative Realized Losses on the mortgage loans included in the related loan group do not exceed 20% of the sum of the initial Certificate Principal Balances of the related Class M
            Certificates and Class B Certificates, and thereafter, cumulative Realized Losses on the mortgage loans included in the related loan group do not exceed 30% of the sum of the initial Certificate Principal Balances of the related Class M Certificates and Class B Certificates,

            then on any  distribution  date during the first three years  following the closing date for that series,  the Senior  Accelerated  Distribution
Percentage  for that loan group on that  distribution  date will equal the related  Senior  Percentage  for that  distribution  date plus 50% of the related
Subordinate  Percentage for that distribution date, and on any distribution date after the first three years following the closing date for that series, the
Senior  Accelerated  Distribution  Percentage for that loan group on that  distribution  date will equal the related Senior Percentage for that distribution date.

            Notwithstanding the foregoing, in the case of a Crossed Transaction,  if on any distribution date the weighted average of the Senior Percentages for all loan groups,  weighted on the basis of the Stated Principal Balances of the mortgage loans included in any loan group,  exceeds the weighted average of the initial Senior Percentages,  calculated on such basis, each of the Senior Accelerated  Distribution  Percentages for that distribution date will once again equal 100%.

            Notwithstanding the foregoing, in the case of a Stacked Transaction,  if on any distribution date the Senior Percentage for a loan group exceeds the initial Senior Percentage, the Senior Accelerated Distribution Percentage for that loan group on that distribution date will once again equal 100%.

            Notwithstanding the foregoing,  upon reduction of the Certificate Principal Balances of the Senior Certificates related to a loan group to zero, the Senior Accelerated Distribution Percentage for that loan group will equal 0%.

            SENIOR INTEREST DISTRIBUTION  AMOUNT--For any group of certificates in any series and with respect to any distribution date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of the related group of Senior  Certificates for that series on that  distribution  date, including any Accrual Distribution Amount on any related class.

            SENIOR NET WAC RATE--With  respect to any  distribution  date and each loan group, the weighted average of the Net Mortgage Rates of the mortgage loans in the related loan group as of the end of the calendar month immediately preceding the month in which such distribution date occurs.

            SENIOR  PERCENTAGE--For  each loan  group of any series and with  respect  to each  distribution  date,  the  percentage  equal to the  aggregate
Certificate  Principal  Balance of the related group of Senior  Certificates  immediately  prior to that  distribution  date divided by the aggregate Stated
Principal Balance of all of the mortgage loans included in the related loan group  immediately  prior to that distribution  date. The Senior Percentage will initially equal the approximate  percentage set forth in the prospectus  supplement for that series and will in no event exceed 100%. The Senior  Percentage for each loan group will also be referred to in this term sheet supplement no. 2 as the related Senior Percentage.

            SENIOR PRINCIPAL  DISTRIBUTION  AMOUNT--For each loan group of series and with respect to any distribution date, the lesser of (a) the balance of the related Available Distribution Amount remaining after the related Senior Interest Distribution Amount has been distributed and (b) the sum of:

                        (i)         the product of (A) the then-applicable related Senior Percentage and (B) the aggregate of the following amounts:

                                    (1)         the  principal  portion of all  scheduled  monthly  payments on the mortgage  loans in that loan group,  due during the related Due Period,  whether or not received on or prior to the related determination date, less the principal portion of
                        Debt  Service  Reductions,  which  together  with other  Bankruptcy  Losses on the  related  loan group are in excess of the related
                        Bankruptcy Amount;

                                    (2)         the  principal  portion of all proceeds of the  repurchase  of a mortgage loan in that loan group or, in the case of a  substitution,  amounts  representing a principal  adjustment as required by the related  pooling and servicing  agreement during the preceding calendar month; and

                                    (3)         the principal  portion of all other  unscheduled  collections  received in respect of the mortgage  loans in that loan group  including  Subsequent  Recoveries,  received  during the  preceding  calendar  month,  other than full and  partial mortgagor  prepayments and any amounts received in connection with a Final  Disposition of a mortgage loan in the related loan group described in clause (ii) below, to the extent applied as recoveries of principal;

                        (ii)        in  connection  with the Final  Disposition  of a mortgage  loan in that loan group (x) that  occurred in the  preceding calendar month and (y) in the case of an Excess  Transaction,  that did not result in any related  Excess  Special  Hazard Losses,  Excess Fraud
            Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of:

                                    (1)         the then-applicable related Senior Percentage of the Stated Principal Balance of that mortgage loan; and

                                    (2)         the  then-applicable  related  Senior  Accelerated   Distribution  Percentage  of  the  related  unscheduled
                        collections on the mortgage loans included in that loan group,  including Insurance Proceeds and Liquidation Proceeds, to the extent applied as recoveries of principal;

                        (iii)       the  then-applicable  related  Senior  Accelerated  Distribution  Percentage of the  aggregate of all partial  mortgagor prepayments on the mortgage loans in that loan group made during the preceding calendar month and mortgagor  prepayments in full made during the related Prepayment Period in respect of the mortgage loans in the related loan group;

                        (iv)        any  additional  amounts  from the other loan  groups to be included in the Senior  Principal  Distribution  Amount with respect to such loan group pursuant to the first paragraph under  "--Principal  Distributions on the Senior  Certificates--Cross-Collateralization
            Mechanics in Crossed Transactions"; and

                        (v)         any amounts allocable to principal for any previous  distribution date calculated  pursuant to clauses (i) through (iii)
            above that remain  undistributed  to the extent that any of those amounts are not  attributable  to Realized  Losses which were allocated to the
            Class M Certificates or Class B Certificates, or the related Class M and Class B Certificates, in a Stacked Transaction; minus

                        (vi)        the related  Capitalization  Reimbursement  Amount for that series on such distribution date,  multiplied by a fraction, the numerator of which is the related Senior Principal  Distribution  Amount for that series on such distribution date, without giving effect to this clause (vi), and the denominator of which is the sum of the principal  distribution  amounts for all classes of  certificates  derived from the related Available Distribution Amount, without giving effect to any reductions for the related Capitalization Reimbursement Amount.

            SENIOR SUPPORT  CERTIFICATES--For any series, any class of Class A Certificates of that series specified to be senior support certificates in the prospectus supplement for that class of certificates.

            SUBORDINATE  COMPONENT--With  respect to each loan group and any distribution  date, the aggregate Stated Principal Balance of the mortgage loans in that loan group for that distribution date minus the aggregate  Certificate  Principal  Balance of the related Senior  Certificates  immediately prior to that distribution date.

            SUBORDINATE  PERCENTAGE--For  any loan group and as of any date of determination a percentage equal to 100% minus the Senior  Percentage for that loan group as of that date.

            SUBSEQUENT  RECOVERIES--Subsequent  recoveries,  net of reimbursable expenses, with respect to mortgage loans in the related loan group that have been previously liquidated and that resulted in a Realized Loss.

            SUPER SENIOR  CERTIFICATES--For  any series,  any class of Class A Certificates  of any series  specified to be super senior  certificates in the prospectus supplement for that class of certificates.

            SUPER SENIOR OPTIMAL  PERCENTAGE--For  any specified class or classes of Super Senior  Certificates of any series and as to any distribution date on or after the applicable  Credit Support  Depletion Date for that class, a percentage  expressed as a fraction,  the numerator of which is the Certificate
Principal Balance of those Super Senior Certificates  immediately prior to that distribution date and the denominator of which is the aggregate  Certificate
Principal Balance of the related Senior Certificates immediately prior to that distribution date.

            SUPER SENIOR OPTIMAL PRINCIPAL  DISTRIBUTION  AMOUNT--For any specified class or classes of Super Senior Certificates of any series and as to any distribution  date on or after the applicable Credit Support  Depletion Date for that class and with respect to those Super Senior  Certificates,  an amount equal to the product of (a) the related Super Senior  Optimal  Percentage  and (b) the amounts  described in clause (b) of the  definition of related Senior
Principal Distribution Amount for that series.

                        DISTRIBUTIONS ON CERTAIN CLASSES OF EXCHANGEABLE CERTIFICATES

            In the event  that any class of  Exchangeable  Certificates  comprising  a  Combination  Group for any series are  exchanged  for their  related
Exchanged  Certificates,  such Exchanged  Certificates  will be entitled to the principal  distributions  on each class of Exchangeable  Certificates.  Such
Exchanged  Certificates  will also be entitled to the combined  pass-through  rate of the related  Exchangeable  Certificates.  In addition,  such Exchanged
Certificates  will be allocated the Realized Losses and interest  shortfalls  allocable to the class of related  Exchangeable  Certificates in a Combination
Group.

            In the event that any class of Exchanged Certificates for any series are exchanged for their related Exchangeable  Certificates in a Combination
Group,  such  Exchangeable  Certificates  will be entitled to a  proportionate  share of the  principal  distributions  on the  related  class of  Exchanged
Certificates.  Such  Exchangeable  Certificates  will  also  be  entitled  to a  proportionate  share  of the  pass-through  rate of the  related  Exchanged
Certificates.  In addition,  Exchangeable  Certificates in a Combination  Group will bear a proportionate  share of Realized Losses and interest  shortfalls allocable to the class of related Exchanged Certificates.

                        INTEREST DISTRIBUTIONS

            Holders of each class of Senior  Certificates  of any series other than the Principal  Only  Certificates  will be entitled to receive  interest distributions in an amount equal to the Accrued  Certificate  Interest on that class on each distribution date, to the extent of the Available  Distribution
Amount for that series on that  distribution  date,  commencing on the first  distribution  date in the case of all classes of Senior  Certificates  of that series entitled to interest  distributions,  other than any class of Accrual  Certificates of that series, and commencing on the Accretion  Termination Date for that class in the case of those Accrual Certificates.

            Holders of each class of Class M  Certificates  of any series will be  entitled  to receive  interest  distributions  in an amount  equal to the
Accrued Certificate Interest on that class on each distribution date, to the extent of the Available  Distribution Amount for the related loan group, in the case of a Stacked Transaction,  and each related loan group, in the case of a Crossed Transaction, on that distribution date after distributions of interest and principal to the related  Senior  Certificates,  reimbursements  for some Advances on the mortgage  loans to the master  servicer and  distributions  of interest and principal to any class of related Class M Certificates of that series having a higher payment priority.

            As described in the definition of "Accrued  Certificate  Interest," Accrued Certificate  Interest on each class of certificates of any series is subject to reduction in the event of specified  interest  shortfalls on the related mortgage loans allocable  thereto.  However,  in the event that any such interest  shortfall on the mortgage loans is allocated to a related class of Insured  Certificates  of that series,  the amount of such  allocated  interest shortfall,  subject to any applicable limitations,  will be drawn under the applicable financial guaranty insurance policy for that class and distributed to the holders of that class of Insured Certificates; provided that:

                          (i)       no such draw will be made in respect of any such  shortfall  on the related  mortgage  loans caused by the Relief Act or similar legislation or regulations; and

                          (ii)      no such draw will be made in respect of any Prepayment Interest Shortfall on the related mortgage loans.

             Shortfalls  described in clauses (i) and (ii) with respect to the mortgage loans related to that class of Insured  Certificates  may be covered by any amounts available in any applicable reserve fund for that class, if any, described in the prospectus  supplement for that class.  Notwithstanding the foregoing,  if payments are not made as required under the financial guaranty insurance policy for any class of Insured Certificates of any series or if not otherwise covered by the applicable  financial  guaranty  insurance policy,  any interest  shortfalls on the mortgage loans in the related loan group may be allocated to that class of Insured Certificates as set forth in the definition of "Accrued Certificate Interest."

            The Principal Only Certificates are not entitled to distributions of interest.

            Prepayment  Interest  Shortfalls  will result  because  interest on  prepayments  in full is paid by the related  mortgagor  only to the date of prepayment,  and because no interest is distributed on prepayments  in part, as these  prepayments in part are applied to reduce the  outstanding  principal balance of the related mortgage loans as of the Due Date in the month of prepayment.

            However,  with respect to any distribution  date for any series,  any Prepayment  Interest  Shortfalls on the mortgage loans in the related loan group  resulting  from  prepayments  in full or  prepayments  in  part  made  during  the  preceding  calendar  month  that  are  being  distributed  to the certificateholders  of that  series on that  distribution  date will be offset by the master  servicer,  but only to the extent  those  Prepayment  Interest
Shortfalls do not exceed an amount equal to the lesser of (a)  one-twelfth  of 0.125% of the Stated  Principal  Balance of the mortgage loans in the related loan group immediately  preceding that distribution date and (b) the reinvestment income received by the master servicer for its master servicing activities on amounts  payable with  respect to the  mortgage  loans in the related loan group on that  distribution  date.  No assurance  can be given that the master servicing  compensation  available to cover Prepayment  Interest  Shortfalls will be sufficient  therefor.  Any Prepayment Interest Shortfalls which are not covered  by the  master  servicer  on any  distribution  date  will  not be  reimbursed  on  any  future  distribution  date.  See  "Pooling  and  Servicing
Agreement--Servicing and Other Compensation and Payment of Expenses" in this term sheet supplement no. 2.

            If on any  distribution  date the  related  Available  Distribution  Amount for each loan group of any series is less than  Accrued  Certificate
Interest on the related Senior  Certificates of that series for that distribution  date, the shortfall will be allocated among the holders of all classes of related Senior  Certificates in proportion to their respective amounts of Accrued Certificate  Interest for that distribution date. In addition,  the amount of any such interest  shortfalls on the mortgage loans in the related loan group that are covered by subordination,  specifically,  interest  shortfalls not described  in clauses  (i) through  (iv) in the  definition  of Accrued  Certificate  Interest,  will be unpaid  Accrued  Certificate  Interest  and will be distributable  to holders of the certificates of that series entitled to those amounts on subsequent  distribution  dates, in each case to the extent of the
Available Distribution Amount for the related loan group for that series after interest distributions as described in this term sheet supplement no. 2.

            These interest  shortfalls  could occur,  for example,  if  delinquencies  on the related mortgage loans included in the related loan group were exceptionally  high and were  concentrated  in a particular  month and Advances by the master  servicer did not cover the shortfall.  Any amounts so carried forward will not bear interest.  Any interest  shortfalls will not be offset by the master servicer or otherwise,  except to the limited extent described in the third preceding paragraph with respect to Prepayment Interest Shortfalls.

            Prior to the distribution date on which the Accretion  Termination Date for any class of any series with a class of Accrual Certificates occurs, interest  shortfalls  allocated  to each class of Accrual  Certificates  of that series will  reduce the amount that is added to the  Certificate  Principal
Balance of that class in respect of Accrued  Certificate  Interest on that  distribution  date, and will result in a  corresponding  reduction of the amount available  for  distribution  relating to  principal on the related  class or classes of  Accretion  Directed  Certificates  and will cause the  Certificate
Principal Balance of those  certificates to be reduced to zero later than would otherwise be the case. See "Certain Yield and Prepayment  Considerations" in this term sheet  supplement  no. 2.  Because any  interest  shortfalls  on the  mortgage  loans in the related  loan group  allocated  to a class of Accrual
Certificates  of any series prior to the  distribution  date on which the Accretion  Termination  Date for that class occurs will result in the  Certificate
Principal  Balance of that class being less than they would otherwise be, the amount of Accrued  Certificate  Interest that will accrue on that class in the future and the amount that will be available for distribution  relating to principal on the related class or classes of Accretion Directed  Certificates and that class of Accrual Certificates will be reduced.

            The  pass-through  rates on all classes of offered  certificates of any series will be as described in the prospectus  supplement for a class of certificates.

            The pass-through  rate on the classes of Class A Certificates  related to each loan group on any distribution date will equal the related Senior
Net WAC Rate for such loan group,  and the  pass-through  rate on any classes of Class M  Certificates  will equal the related Class M Net WAC Rate, in each case except as is otherwise set forth in the prospectus supplement for that class.

            As described in this term sheet supplement no. 2, the Accrued Certificate  Interest allocable to each class of certificates of any series, other than the Principal Only Certificates,  which are not entitled to distributions of interest,  is based on the Certificate Principal Balance of that class or, in the case of the Interest Only Certificates, on the Notional Amount of that class.

                        PRINCIPAL DISTRIBUTIONS ON THE SENIOR CERTIFICATES

            The holders of the Senior  Certificates of any series,  other than the Interest Only  Certificates,  which are not entitled to  distributions of principal,  will be entitled to receive on each  distribution  date,  in the  priority  described  in this term sheet  supplement  no. 2 and the  prospectus supplement for that series and to the extent of the portion of the related  Available  Distribution  Amount  remaining after the distribution of the related
Senior Interest  Distribution  Amount,  other than any Accrual  Distribution  Amount, a distribution  allocable to principal equal to the sum of the related
Senior Principal Distribution Amount and any applicable Accrual Distribution Amount for a class of Accrual Certificates in the related Certificate Group.

            After  distribution  of the related Senior  Interest  Distribution  Amount,  other than any Accrual  Distribution  Amount for a class of Accrual
Certificates in the related  Certificate  Group,  distributions of principal on each group of Senior  Certificates on each distribution date will be made as follows:

            (a)         For each group of certificates, prior to the occurrence of the applicable Credit Support Depletion Date for that loan group:

(1)         any Accrual  Distribution Amount for a class of Accrual  Certificates  related to that loan group shall be distributed (x) first, to the related class or classes of Accretion Directed Certificates in reduction of the Certificate  Principal Balance thereof,  until the Certificate Principal
            Balance thereof has been reduced to zero, in accordance with the priority of payment set forth in the prospectus  supplement for that class, and
            (y) second, to the related class or classes of Accrual  Certificates,  in reduction of the Certificate  Principal  Balances  thereof,  until the
            Certificate Principal Balances thereof have been reduced to zero; and

(2)         the related Senior Principal  Distribution  Amount shall be distributed to the Class A  Certificates  related to that loan group, other than any
            Interest Only Certificates, in the order of priority described in the prospectus supplement for that series.

            (b)         On or after the  occurrence  of the Credit  Support  Depletion  Date for any loan group of any series,  all  priorities  relating to distributions  as  described  in clause (a) above  relating  to  principal  among the Senior  Certificates  related to that loan group will be  disregarded.
Instead, an amount equal to the related Senior Principal  Distribution Amount for that series will be distributed to the related Senior Certificates of that series remaining, pro rata in accordance with their respective outstanding Certificate Principal Balances;  provided, however, that, to the extent set forth in the  prospectus  supplement  for any applicable  class,  until  reduction of the  Certificate  Principal  Balance of any class or classes of Super Senior
Certificates  related to that loan group to zero, the aggregate amount distributable to any related class or classes of Senior Support Certificates and such class or classes of Super Senior  Certificates in respect of the aggregate Accrued  Certificate  Interest thereon and in respect of their aggregate pro rata portion of the related Senior Principal Distribution Amount will be distributed among those certificates in the following priority:  first, to such class or classes of Super Senior Certificates,  up to an amount equal to the Accrued Certificate  Interest thereon;  second, to the related class or classes of Super
Senior  Certificates,  up to an amount equal to the related Super Senior Optimal Principal  Distribution  Amount, in reduction of the Certificate  Principal
Balance  thereof,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;  third,  to the related class or classes of Senior  Support
Certificates,  up to an amount  equal to the  Accrued  Certificate  Interest  thereon;  and  fourth,  to the  related  class or  classes  of Senior  Support
Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

            (c)         After reduction of the Certificate  Principal  Balances of the Senior  Certificates in a Certificate  Group to zero but prior to the
Credit Support Depletion Date for the related loan group, the Senior Certificates in that Certificate Group will be entitled to no further  distributions of principal and the related Available  Distribution Amount for that series will be paid, subject, in the case of a Crossed  Transaction,  to the allocation of any payments to the Senior  Certificates in any other Certificate  Group as described under  "--Cross-Collateralization  Mechanics in a Crossed  Transaction"
below, solely to the holders of the Class M Certificates and Class B Certificates,  or the related Class M and B Certificates in a Stacked  Transaction,  in
each case as described in this term sheet supplement no. 2.

Cross-Collateralization Mechanics in a Crossed Transaction

            Notwithstanding  the foregoing in the case of any Crossed  Transaction,  on any distribution  date prior to the occurrence of the Credit Support
Depletion Date that occurs after the reduction of the aggregate  Certificate  Principal Balance of the Senior Certificates of any Certificate Group to zero, the outstanding Senior  Certificates of the other Certificate Groups will be entitled to receive 100% of the mortgagor  prepayments on the mortgage loans in the loan group related to Senior  Certificates that have been fully paid, which amount shall be allocated,  pro rata, between those Certificate Groups based on the aggregate  Certificate  Principal Balance of the related Senior Certificates.  Such amounts allocated to Senior Certificates shall be treated as part of the related Available  Distribution Amount and distributed as part of the related Senior Principal  Distribution Amount in accordance with the priorities set forth in clause  (a)(2)  under  "Description  of the  Certificates--Principal  Distributions  on the Senior  Certificates"  above,  in  reduction  of the
Certificate Principal Balances thereof.  Notwithstanding the foregoing,  remaining Senior Certificates will not be entitled to receive mortgagor prepayments on the mortgage  loans in a loan group related to Senior  Certificates  that have been fully paid if the following two  conditions  are  satisfied:  (1) the weighted average of the Subordinate  Percentages for all loan groups for such distribution  date,  weighted on the basis of the Stated Principal Balances of the  mortgage  loans in the related loan group,  is at least two times the  weighted  average of the initial  Subordinate  Percentages  for all loan groups, calculated on that basis and (2) the outstanding  principal  balance of the mortgage loans in all loan groups  delinquent 60 days or more days averaged over the last six months, as a percentage of the aggregate  outstanding  Certificate  Principal Balance of the Class M Certificates and Class B Certificates,  is
less than 50%.

            In addition,  on any distribution date prior to the occurrence of the Credit Support Depletion Date on which the aggregate Certificate Principal
Balance of the Senior  Certificates of any Certificate  Group is greater than the aggregate  Stated  Principal  Balance of the mortgage loans in the related loan group in each case after  giving  effect to  distributions  to be made on such  distribution  date,  (1) 100% of the  mortgagor  prepayments  otherwise allocable  to the  Class  M  Certificates  and  Class  B  Certificates  on the  mortgage  loans  in the  other  loan  groups  will  be  distributed  to such undercollateralized  Senior  Certificates in accordance with the priorities set forth above in clause (a)(2) under  "--Principal  Distributions on the Senior
Certificates," in reduction of the Certificate  Principal Balances thereof,  until the aggregate  Certificate  Principal Balance of such Senior Certificates equals the  aggregate  Stated  Principal  Balance of the mortgage  loans in the related  loan group and (2) an amount  equal to one month's  interest at the pass-through  rate for such  undercollateralized  Senior  Certificates on the amount of such  difference  will be distributed,  pro rata, from the Available
Distribution  Amount for the other loan groups  otherwise  allocable to the Class M Certificates and Class B Certificates,  based on such amounts  otherwise allocable  to the Class M  Certificates  and  Class B  Certificates,  as  follows:  first to pay any  unpaid  interest  on such  undercollateralized  Senior
Certificates  and then to pay  principal on those  certificates  in the manner  described  in (1) above.  If more than one group of Senior  Certificates  is undercollateralized  on a distribution  date,  amounts  distributable to such groups pursuant to the preceding sentence will be allocated among such groups, pro rata, based upon the amount by which the aggregate  Certificate  Principal  Balance of each such group exceeds the aggregate Stated Principal Balance of the mortgage loans in the related loan group.

                        PRINCIPAL DISTRIBUTIONS ON CERTAIN CLASSES OF INSURED CERTIFICATES

            A class of Insured  Certificates  for any series may be subject to random lot procedures and special rules regarding the  procedures,  practices and limitations applicable to the distribution of principal on the mortgage loans in the related loan group for that series.

            General.  Beneficial owners of any class of Random Lot Insured  Certificates  have the right to request that  distributions of principal be made with respect to their  certificates on any distribution  date on which that class of certificates is entitled to receive  distributions of principal.  As to distributions of principal among holders of any class of Random Lot Insured  Certificates,  Deceased Holders who request  distributions  will be entitled to first priority,  and beneficial  owners of any class of Random Lot Insured  Certificates  other than Deceased  Holders,  referred to as Living Holders,  who request distributions will be entitled to a second priority.

            Prospective  certificateholders in any class of Random Lot Insured Certificates of any series should be aware that distributions of principal on those certificates may be significantly earlier or later than the date that may be desired by that  certificateholder.  All such requested distributions are subject to the priorities described below under "--Priority of Requested  Distributions" and are further subject to the limitation that they be made (i) only in lots equal to integral  multiples of $1,000 of the related initial  Certificate  Principal  Balance,  each such certificate  referred to as an Individual
Insured  Certificate and (ii) only to the extent that the portion of the Senior  Principal  Distribution  Amount for the related loan group allocated to any class of Random Lot Insured Certificates on the applicable  distribution date (plus any amounts available from the related Rounding Account for that series)
provides sufficient funds for such requested  distributions.  To the extent that amounts available for distributions in respect of principal on any class of
Random Lot Insured  Certificates  on any  distribution  date exceed the  aggregate  amount of the requests made by Deceased  Holders and Living  Holders for principal  distributions  applicable to that distribution  date, such excess amounts will be distributed to the beneficial owners of any class of Random Lot
Insured Certificates by random lot, as described below under "--Mandatory Distributions of Principal on any Class of Random Lot Insured Certificates" below.

            On each  distribution  date on which amounts are available for  distribution in reduction of the Certificate  Principal  Balance of any class of
Random Lot Insured  Certificates of any series,  the aggregate amount allocable to such  distributions for that class will be rounded,  as necessary,  to an amount equal to an integral multiple of $1,000,  except as provided below, in accordance with the limitations set forth in this term sheet supplement no. 2.
Such rounding will be accomplished on the first distribution date on which  distributions of principal on that class of Random Lot Insured  Certificates are made by withdrawing from the related  Rounding Account for that series the amount of funds, if any, needed to round the amount otherwise  available for that distribution  with  respect to that class of Random Lot Insured  Certificates  upward to the next higher  integral  multiple of $1,000.  On each  succeeding distribution  date on which  distributions  of principal on that class of Random Lot Insured  Certificates are to be made, the aggregate amount allocable to that class of Random Lot Insured  Certificates  will be applied first to repay any funds  withdrawn  from the Rounding  Account for that series on the prior distribution  date, and then the remainder of such allocable amount,  if any, will be similarly rounded upward through another  withdrawal from the Rounding
Account for that series and distributed in reduction of the Certificate  Principal  Balance of that class of Random Insured Lot  Certificates.  This process will continue on succeeding  distribution dates until the Certificate Principal Balance of that class of Random Lot Insured Certificates has been reduced to zero.  Thus, the aggregate  distribution  made in reduction of the Certificate  Principal  Balance of that class of Random Lot Insured  Certificates on each distribution date may be slightly more or less than would be the case in the absence of such rounding  procedures,  but such difference will be no more than
$999.99 on any distribution  date. Under no circumstances  will the sum of all distributions  made in reduction of the Certificate  Principal Balance of any class of Random Lot Insured  Certificates of any series,  through any distribution date, be less than the sum of such distributions that would have resulted in the absence of such rounding procedures.

            Notwithstanding  any provisions in this term sheet supplement no. 2 to the contrary,  on each distribution date following the first distribution date on which any  Realized  Losses are  allocated  to the Insured  Certificates  of any series,  including  any  Realized  Losses  allocated to the Insured
Certificates  for which payment is not made under the policy,  distribution in reduction of the Certificate  Principal  Balance of the Insured  Certificates
will be made pro rata among the holders of the Insured  Certificates in accordance with the outstanding  Certificate  Principal Balance and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

            There is no assurance that a beneficial  owner of a Random Lot Insured  Certificate of any series who has submitted a request for a distribution will receive the distribution at any particular time after the  distribution is requested,  since there can be no assurance that funds will be available for making those distributions on any particular  distribution date, or, even if funds are available for making principal  distributions on that class of Random
Lot Insured  Certificates,  that such distributions will be made to any particular  beneficial owner whether that beneficial owner is a Deceased Holder or a
Living Holder. Also, due to the procedure for mandatory  distributions  described below under "--Mandatory  Distributions of Principal on any Class of Random
Lot Insured  Certificates," there can be no assurance that on any distribution date on which the funds available for distribution in respect of principal of that class of Random Lot Insured  Certificates  exceed the aggregate amount of distributions  requested by beneficial  owners of certificates of that class, any  particular  beneficial  owner will receive a principal  distribution  from those excess funds.  THUS, THE TIMING OF  DISTRIBUTIONS  IN REDUCTION OF THE
CERTIFICATE  PRINCIPAL  BALANCE FOR ANY PARTICULAR  RANDOM LOT INSURED  CERTIFICATE,  WHETHER OR NOT THE SUBJECT OF A REQUEST FOR DISTRIBUTION BY A DECEASED
HOLDER OR A LIVING HOLDER, IS HIGHLY UNCERTAIN AND MAY BE MADE EARLIER OR LATER THAN THE DATE THAT MAY BE DESIRED BY A BENEFICIAL OWNER OF THAT CERTIFICATE.

            Priority of Requested  Distributions.  Subject to the  limitations  described in this term sheet  supplement no. 2, including the timing and the order of the receipt of the request for distributions as described below under "--Procedure for Requested  Distributions,"  beneficial owners of any class of
Random Lot Insured  Certificates of any series have the right to request that  distributions  be made in reduction of the Certificate  Principal  Balance of those certificates.  On each distribution date on which  distributions in reduction of the Certificate  Principal Balance of any class of Random Lot Insured
Certificates are made, those  distributions  will be made in the following order of priority among the beneficial owners of that class: (i) any request by a
Deceased Holder,  in an amount up to but not exceeding  $100,000 per request;  and (ii) any request by a Living Holder, in an amount up to but not exceeding
$10,000 per request.  Thereafter,  distributions  will be made as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000,  respectively.
This sequence of priorities will be repeated for each request for principal  distributions  made by the beneficial owners of any class of Random Lot Insured
Certificates of any series until all such requests have been honored.

            Procedure for Requested  Distributions.  Under the current  procedures of DTC, a beneficial owner may request that distributions in reduction of the  Certificate  Principal  Balance of its Random Lot  Insured  Certificates  be made on a  distribution  date by  delivering  a written  request for those distributions  to the  participant or indirect  participant  that maintains the beneficial  owner's account with respect to that class of Random Lot Insured
Certificates so that such request is received by the trustee from DTC on DTC's "participant  terminal system" on or before the close of business on the last business day of the month next preceding the month in which the related  distribution  date occurs,  or the record date for such  distribution  date. In the case of a request on behalf of a Deceased Holder,  appropriate  evidence of death and any tax waivers are required to be forwarded to the participant  under separate cover. Furthermore,  those requests of Deceased Holders that are incomplete may not be honored by the participant.  The participant shall forward a certification  satisfactory to the trustee for that series  certifying the death of the beneficial  owner and the receipt of the  appropriate  death and tax waivers. The participant should in turn make the request of DTC (or, in the case of an indirect  participant,  such firm must notify the related participant of such request,  which  participant  should make the request of DTC) on DTC's  participant  terminal  system.  The trustee will not accept a request from a person other than DTC. DTC may establish  such  procedures  as it deems fair and equitable to establish the order of receipt of requests for those  requests for  distributions  received by it on the same day. None of the master  servicer,  the depositor,  the related  Certificate  Insurer or the trustee shall be liable for any delay by DTC,  any  participant  or any  indirect  participant  in the  delivery  of  requests  for  distributions  or  withdrawals  of those distributions to the trustee or for any changes made to the procedures  described herein by DTC, any participant or any indirect  participant.  Requests for distributions are to be honored in the order of their receipt (subject to the priorities  described in the previous  paragraph).  The exact procedures to be followed by the trustee for purposes of determining the order of receipt of such requests will be those  established from time to time by DTC.  Requests for distributions of principal  received by DTC and forwarded to the trustee on DTC's  participant  terminal system after the record date for such  distribution date and requests for principal  distributions  received in a timely manner but not accepted with respect to a given  distribution  date, will be treated as requests for distributions on the next succeeding  distribution  date and each succeeding  distribution date thereafter until each request is accepted or is withdrawn as described below.  Each request for distributions in reduction of the Certificate  Principal Balance of a Random Lot Insured  Certificate of any
series submitted by a beneficial owner of that  certificate  will be held on DTC's  participant  terminal system until such request has been accepted by the trustee or has been  withdrawn by the  participant  in writing.  Each Random Lot Insured  Certificate of any series covered by that request will continue to bear interest at the related pass-through rate through the Interest Accrual Period related to such distribution date.

            In the case of a request on behalf of a Deceased  Holder,  the related  participant  shall  forward  certification  satisfactory  to the trustee certifying the death of the beneficial owner and the receipt of the appropriate death and tax waivers.  Random Lot Insured  Certificates  beneficially owned by tenants by the entirety,  joint tenants or tenants in common will be considered to be beneficially  owned by a single owner. The death of a tenant by the entirety,  joint tenant or tenant in common will be deemed to be the death of the beneficial owner, and the Random Lot Insured Certificates of any series so beneficially  owned will be  eligible to request  priority  with  respect to  distributions  in  reduction  of the  Certificate  Principal  Balance of those certificates,  subject to the limitations stated in this term sheet supplement no. 2. Any Random Lot Insured Certificates beneficially owned by a trust will be considered to be beneficially  owned by each beneficiary of the trust to the extent of such  beneficiary's  beneficial  interest in that trust, but in no event will a trust's beneficiaries  collectively be deemed to be beneficial owners of a number of Individual Insured Certificates greater than the number of
Individual  Insured  Certificates  of which such trust is the owner.  The death of a  beneficiary  of a trust will be deemed to be the death of a beneficial owner of the Random Lot  Insured  Certificates  beneficially  owned by the trust but only to the extent of such  beneficiary's  beneficial  interest in that trust.  The death of an individual who was a tenant by the entirety,  joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, during his or her lifetime,  was entitled to substantially  all of the beneficial  ownership  interests  in Random  Lot  Insured  Certificates  of any  series  will be deemed  to be the  death of the  beneficial  owner of those certificates  regardless of the  registration of ownership,  if that beneficial  interest can be established to the  satisfaction of the  participant.  Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership,  ownership by a trustee,  ownership under the Uniform Gift to Minors Act and community property or other joint ownership  arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise  dispose of a Random Lot Insured  Certificate of any series and the right to receive the proceeds  therefrom,  as well as interest and distributions of principal with respect  thereto.  As used in this term sheet supplement no. 2, a request for a distribution in reduction of the Certificate
Principal  Balance of a Random Lot Insured  Certificate of any series by a Deceased  Holder shall mean a request by the personal  representative,  surviving tenant by the entirety, surviving joint tenant or a surviving tenant in common of the Deceased Holder.

            With  respect to Random Lot Insured  Certificates  of any series as to which  beneficial  owners have  requested  distributions  to be made on a particular  distribution  date and on which  distributions of principal are being made, the trustee will notify DTC prior to that distribution date whether, and the extent to which,  those  certificates  have been accepted for  distributions.  Participants  and indirect  participants  holding  Random Lot Insured
Certificates of any series are required to forward such notices to the beneficial owners of those  certificates.  Individual Insured  Certificates that have been accepted for a distribution  will be due and payable on the  applicable  distribution  date and will cease to bear interest after the Interest  Accrual
Period related to such distribution date.

            Any  beneficial  owner of a Random Lot  Insured  Certificate  of any series who has  requested a  distribution  may  withdraw  its request by so notifying in writing the participant or indirect  participant that maintains that beneficial  owner's account.  In the event that such account is maintained by an indirect  participant,  the indirect  participant must notify the related  participant  which in turn must forward the withdrawal of such request,  on
DTC's participant  terminal system. If that notice of withdrawal of a request for distribution has not been received on DTC's participant terminal system on or before the record date for such  distribution  date,  the previously  made request for  distribution  will be  irrevocable  with respect to the making of distributions in reduction of the Certificate Principal Balance of that Random Lot Insured Certificate on the applicable distribution date.

            Mandatory Distributions of Principal on any Class of Random Lot Insured Certificates.  To the extent, if any, that distributions in reduction of the Certificate Principal Balance of that class of Insured Certificates on a distribution date exceed the outstanding  Certificate Principal Balance of that class of Random Lot Insured  Certificates with respect to which  distribution  requests have been received by the applicable record date,  additional Random
Lot Insured  Certificates of that class in lots equal to Individual Insured  Certificates will be selected to receive principal  distributions in accordance with the  then-applicable  established  random lot  procedures  of DTC, and the  then-applicable  established  procedures of the  participants  and indirect participants,  which may or may not be by random lot.  No prior  notice will be provided by the  depositor,  the master  servicer,  the related  Certificate
Insurer or the trustee to the beneficial owners of the Random Lot Insured  Certificates of that class for those  distributions made by random lot. Investors may ask those participants or indirect  participants what allocation  procedures they use. Participants and indirect participants holding Random Lot Insured
Certificates  of that class  selected for  mandatory  distributions  of principal are required to provide  notice of those  mandatory  distributions  to the affected beneficial owners.

                        PRINCIPAL DISTRIBUTIONS ON THE CLASS M CERTIFICATES

            Holders of each class of the Class M  Certificates  of each series will be entitled to receive on each  distribution  date, to the extent of the portion of the  Available  Distribution  Amount for the related  loan group,  in the case of a Stacked  Transaction,  and each loan group,  in the case of a
Crossed Transaction, remaining after:

o     the sum of the Senior Interest Distribution Amounts and Senior Principal Distribution Amounts is distributed;

o     reimbursement  is made to the master servicer for some Advances on the mortgage loans in the related loan group remaining  unreimbursed  following the final liquidation of the related mortgage loan to the extent described below under "Description of the Certificates--Advances";

o     the aggregate amount of Accrued  Certificate  Interest and principal  required to be distributed to any class of related Class M Certificates,  in the case of a Stacked Transaction and any class of Class M Certificates,  in the case of a Crossed  Transaction,  having a higher payment priority on that distribution date is distributed to holders of that class of Class M Certificates;

o     the aggregate amount of Accrued  Certificate  Interest  required to be distributed to that class of Class M Certificates on that  distribution date is distributed to those Class M Certificates;

o     a distribution allocable to principal in the sum of the following:

(i)         such class's pro rata share, based on the Certificate  Principal Balance of each class of related Class M Certificates and Class B Certificates, in the case of a Stacked Transaction,  and each class of Class M and Class B Certificates,  then outstanding,  of the aggregate of the following amounts, to the extent not included in the Senior Principal Distribution Amount for the related loan group:

(1)         the  principal  portion of all  scheduled  monthly  payments on the  related  mortgage  loans due during the related Due Period,  whether or not received on or prior to the related  determination date, less the principal portion of Debt Service Reductions,  which together with other related Bankruptcy Losses for that series are in excess of the related Bankruptcy Amount for that series;

(2)         the principal  portion of all proceeds of the repurchase of a related  mortgage loan or, in the case of a substitution,  amounts  representing a principal adjustment, as required by the related pooling and servicing agreement during the preceding calendar month; and

(3)         the principal portion of all other unscheduled  collections on the related mortgage loans, including Subsequent Recoveries,  received during the preceding  calendar month,  other than full and partial  mortgagor  prepayments and any amounts  received in connection with a Final
                        Disposition of a related mortgage loan described in clause (ii) below, to the extent applied as recoveries of principal;

(ii)        that class' pro rata share,  based on the Certificate  Principal Balance of each class of related Class M Certificates and Class B Certificates, in the case of a Stacked Transaction,  and of the Class M and Class B Certificates,  in the case of a Crossed Transaction,  then outstanding, of all amounts received in connection with the Final Disposition of a related mortgage loan, (x) that occurred during the preceding  calendar month and (y) in the case of an Excess  Transaction,  that did not result in any related Excess Special  Hazard  Losses,  Excess Fraud Losses,  Excess
            Bankruptcy  Losses or  Extraordinary  Losses,  to the extent  applied as recoveries of principal and to the extent not otherwise  payable to the related Senior Certificates;

(iii)       the portion of mortgagor  prepayments  in full on the related  mortgage loans made by the respective  mortgagors  during the related  Prepayment
            Period and the portion of partial  mortgagor  prepayments on the related mortgage loans made by the respective  mortgagors  during the preceding calendar month allocable to that class of Class M Certificates as described in the third succeeding paragraph; and

(iv)        if that class is the most senior class of related certificates,  in the case of a Stacked Transaction, and most senior class of certificates, in a Crossed  Transaction,  then  outstanding,  with a  Certificate  Principal  Balance  greater than zero,  an amount equal to the related  Excess
            Subordinate Principal Amount for that series, if any, to the extent of related Eligible Funds for that series; minus

(v)         the Capitalization  Reimbursement  Amount for that loan group on such distribution date multiplied by a fraction,  the numerator of which is the principal  distribution amount for such class of related Class M Certificates,  without giving effect to this clause (v), and the denominator of which is the sum of the  principal  distribution  amounts for all classes of  certificates  of that series  derived  from the related  Available
            Distribution Amount without giving effect to any reductions for the related Capitalization Reimbursement Amount.

            References in this term sheet  supplement  no. 2 to "payment  priority" of the Class M  Certificates  of any series refer to a payment  priority among those classes of certificates as follows:  (a) in the case of a Stacked  Transaction,  first, to the related Class M-1  Certificates;  second,  to the related Class M-2 Certificates;  and third, to the related Class M-3  Certificates,  and (b) in the case of a Crossed  Transaction,  first, to the Class M-1
Certificates; second, to the Class M-2 Certificates; and third, to the Class M-3 Certificates.

            As to each class of Class M Certificates of any series,  on any distribution  date, any Accrued  Certificate  Interest thereon  remaining unpaid from any  previous  distribution  date will be  distributable  to the extent of the  related  Available  Distribution  Amount  available  for that  purpose.
Notwithstanding the foregoing,  if the Certificate  Principal Balances of the related Class B Certificates,  in the case of a Stacked  Transaction,  and the
Class B Certificates,  in the case of a Crossed Transaction, have been reduced to zero, on any distribution date, with respect to the class of related Class
M Certificates, in the case of a Stacked Transaction, and Class M Certificates, in the case of a Crossed Transaction,  outstanding on that distribution date with a Certificate  Principal Balance greater than zero with the lowest payment  priority,  Accrued  Certificate  Interest thereon remaining unpaid from any previous distribution date will not be distributable, except in the limited circumstances provided in the related pooling and servicing agreement.

            All mortgagor  prepayments on the mortgage loans in a loan group not otherwise  distributable to the related Senior  Certificates of that series will be allocated on a pro rata basis among the class of related Class M Certificates,  in the case of a Stacked Transaction,  and Class M Certificates,  in
the case of a Crossed Transaction,  of that series with the highest payment priority then outstanding with a Certificate Principal Balance greater than zero and each other class of related Class M Certificates and Class B Certificates,  in the case of a Stacked  Transaction,  and Class M Certificates and Class B
Certificates,  in the case of a Crossed  Transaction,  of that series for which certain loss levels  established for that class in the pooling and servicing agreement  have not been  exceeded.  The  related  loss  level on any  distribution  date  would be  satisfied  as to any  Class  M-2,  Class M-3 or Class B
Certificates of that series,  respectively,  only if the sum of the current  percentage  interests in the related mortgage loans evidenced by that class and each class, if any,  subordinate thereto were at least equal to the sum of the initial percentage  interests in the related mortgage loans evidenced by that class and each class, if any, subordinate thereto.

            As stated above under "--Principal  Distributions on the Senior Certificates," the Senior Accelerated Distribution Percentage for each group will be 100% during the first seven years after the closing date, unless,

o           the  Certificate  Principal  Balances of the Senior  Certificates  of that  series,  in the case of a Crossed  Transaction  and the  Certificate
      Principal  Balances of the related Senior  Certificates  in the case of a Stacked  Transaction,  are reduced to zero before the end of that seven year period or

o           the weighted average of the Subordinate  Percentages for all loan groups, in the case of a Crossed  Transaction and the Subordinate  Percentages
      of the related loan groups in the case of a Stacked  Transaction,  has doubled as  described in the  definition  of "Senior  Accelerated  Distribution
      Percentage" and the related loss and delinquency conditions are met,

and will thereafter equal 100% whenever the weighted average of the Senior Percentages for all loan groups in the case of a Crossed Transaction  weighted on the basis of the Stated  Principal  Balances  of the  mortgage  loans in the  related  loan  groups,  exceeds the  weighted  average of the  initial  Senior
Percentages,  calculated on such basis or, in the case of a Stacked Transaction,  the Senior Percentage of the related loan group exceeds the initial Senior
Percentage of the related loan group.  Furthermore,  as described in this term sheet  supplement no. 2, subject to the events  described  above, the related
Senior  Accelerated  Distribution  Percentage will exceed the related Senior  Percentage during the eighth through eleventh years following the closing date for that series,  and scheduled  reductions to the related  Senior  Accelerated  Distribution  Percentage  may be postponed due to the loss and  delinquency experience of the related  mortgage  loans.  Accordingly,  each class of the Class M Certificates  will not be entitled to any mortgagor  prepayments on the related  mortgage  loans for at least the first  seven  years  after the  closing  date for that  series,  unless the  weighted  average of the  Subordinate
Percentages  for all loan groups in the case of a Crossed  Transaction  and the  Subordinate  Percentage  of the related loan group in the case of a Stacked
Transaction has doubled and the related loss and delinquency  conditions are met, or the Certificate  Principal Balances of the related Senior  Certificates of that series  have been  reduced to zero before the end of such period and,  in the case of a Crossed  Transaction,  the  mortgagor  prepayments  from the related loan group are not payable to the holders of the Senior Certificates relating to the other loan groups as described under "--Principal  Distributions on  the  Senior  Certificates--Cross-Collateralization  Mechanics  in  a  Crossed  Transaction"  above,  and  may  receive  no  mortgagor  prepayments  or  a disproportionately  small portion of mortgagor  prepayments  relative to the related Class M Percentage during certain periods after this seven year period.
See "Description of the Certificates--Principal Distributions on the Senior Certificates" in this term sheet supplement no. 2.

            ALLOCATION OF LOSSES; SUBORDINATION

            The  subordination  provided to the Senior  Certificates by the related Class B Certificates and Class M Certificates,  in the case of a Stacked
Transaction,  and the Class B Certificates and Class M Certificates,  in the case of a Crossed Transaction,  and the subordination provided to each class of
Class M Certificates  by the related Class B Certificates  and by any class of related Class M Certificates  subordinate  thereto,  in the case of a Stacked
Transaction, and by the Class B Certificates and by any class of Class M Certificates subordinate thereto, in the case of a Crossed Transaction,  will cover
Realized Losses on the mortgage loans included in the trust established for that series that are Defaulted Mortgage Losses, Fraud Losses,  Bankruptcy Losses
and Special  Hazard  Losses.  Any  Realized  Losses on the mortgage  loans  included in the trust  established  for any series and, in the case of an Excess
Transaction,  which are not Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses,  will be allocated as follows:

in the case of a Stacked Transaction,

o     first, to the related Class B Certificates;

o     second, to the related Class M-3 Certificates;

o     third, to the related Class M-2 Certificates; and

o     fourth, to the related Class M-1 Certificates; and

in the case of a Crossed Transaction,

o     first, to the Class B Certificates;

o     second, to the Class M-3 Certificates;

o     third, to the Class M-2 Certificates; and

o     fourth, to the Class M-1 Certificates

in each case until the  Certificate  Principal  Balance of that class of  certificates  has been reduced to zero;  and  thereafter,  among all the remaining classes of related Senior Certificates on a pro rata basis; provided,  however, that all or any portion of such losses for any series otherwise allocable to any class or classes of Super Senior  Certificates  of that series will be allocated to the related class or classes of Senior Support  Certificates of that series until the Certificate  Principal  Balance of the related Senior Support  Certificates has been reduced to zero, as and to the extent described in the prospectus supplement for that series.  Subject to any applicable  limitations,  Realized Losses on the mortgage loans included in the trust established for any series with a class of Insured  Certificates  that are  allocated  to that class of Insured  Certificates  will be covered by the  applicable  financial guaranty insurance policy.

            On any distribution  date,  Realized Losses will be allocated as described in this term sheet supplement no. 2 after  distributions of principal as described in this term sheet supplement no. 2.

            Investors in the Senior  Certificates of a Crossed  Transaction  should be aware that because the Class M Certificates  and Class B Certificates represent interests in all loan groups, the Certificate  Principal Balances of the Class M Certificates and Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in one or more loan groups.  Therefore,  notwithstanding that Realized Losses on the mortgage loans in a loan group may only be allocated to the related  Senior  Certificates,  the  allocation to the Class M  Certificates  and Class B
Certificates of Realized  Losses on the mortgage loans in the other loan groups will reduce the  subordination  provided to such Senior  Certificates by the
Class M  Certificates  and Class B  Certificates  and increase the  likelihood  that Realized  Losses on the mortgage loans in the related loan group may be allocated to any class of Senior Certificates.

            Any allocation of a Realized Loss, other than a Debt Service Reduction, to a certificate will be made by reducing:

o     its Certificate  Principal Balance, in the case of the principal portion of the Realized Loss, in each case until the Certificate Principal Balance of that class has been reduced to zero,  provided  that,  in the case of a Crossed  Transaction,  no reduction  shall  reduce the  aggregate  Certificate
      Principal  Balance of the certificates  below the aggregate Stated Principal  Balance of the mortgage loans included in the trust established for that series, and, in the case of a Stacked Transaction,  the related certificates  representing the related loan group below the aggregate Stated Principal
      Balance of the mortgage loans in the related loan group; and

o     the Accrued Certificate  Interest thereon, in the case of the interest portion of the Realized Loss, by the amount so allocated as of the distribution date occurring in the month following the calendar month in which the Realized Loss was incurred.

            In addition,  any allocation of a Realized Loss to a Class M Certificate of any series may also be made by operation of the payment  priority to the related Senior Certificates of that series described under "Description of the Certificates--Principal  Distributions on the Senior Certificates" and any
class of related Class M Certificates,  in the case of a Stacked Transaction, and Class M Certificates,  in the case of a Crossed Transaction, with a higher payment priority.

            As used in this term sheet supplement no. 2, subordination  refers to the provisions  discussed above for the sequential  allocation of Realized
Losses on the mortgage loans included in the trust  established  for any series among the various classes of  certificates  for that series,  as well as all provisions effecting those allocations including the priorities for distribution of cash flows in the amounts described in this term sheet supplement no. 2.

            In instances in which a mortgage loan is in default or if default is reasonably  foreseeable,  and if determined by the master servicer to be in the best interest of the  certificateholders  of the related series,  the master servicer or subservicer may permit servicing  modifications of the mortgage loan rather than proceeding with foreclosure,  as described under "Description of the Certificates--Collection and Other Servicing Procedures" in the related base prospectus.  However,  the master servicer's and the  subservicer's  ability to perform  servicing  modifications  will be subject to some limitations, including  but not limited to the  following.  Advances and other  amounts may be added to the  outstanding  principal  balance of a mortgage loan only once during the life of a mortgage  loan. Any amounts added to the principal  balance of the mortgage  loan, or  capitalized  amounts added to the mortgage loan, will be required to be fully  amortized  over the remaining  term of the mortgage  loan.  All  capitalizations  are to be  implemented  in  accordance  with
Residential  Funding's  program guide and may be implemented  only by servicers that have been approved by the master  servicer for that purpose.  The final maturity of any mortgage loan included in the trust  established for any series shall not be extended beyond the final scheduled  distribution date for that series.  No servicing  modification  with respect to a mortgage loan will have the effect of reducing the mortgage rate below  one-half of the mortgage rate as in effect on the applicable cut-off date, but not less than the applicable  servicing fee rate.  Further,  the aggregate current principal balance of all mortgage loans included in the trust  established for any series subject to modifications  can be no more than five percent (5%) of the aggregate  principal balance of those  mortgage  loans as of the  cut-off  date for that  series,  but this limit may  increase  from time to time with the consent of the rating agencies rating that series of certificates.

            Any Advances made on any mortgage loan will be reduced to reflect any related  servicing  modifications  previously  made. The mortgage rate and
Net Mortgage Rate as to any mortgage loan will be deemed not reduced by any servicing modification,  so that the calculation of Accrued Certificate Interest payable on the offered certificates of the related series will not be affected by the servicing modification.

            Allocations of the principal  portion of Debt Service  Reductions for any series to each class of Class M Certificates  and Class B Certificates of that series will result from the priority of distributions of the related Available  Distribution  Amount for that series as described in this term sheet supplement no. 2, which distributions shall be made first to the related Senior Certificates,  second to the related Class M Certificates,  in the case of a
Stacked Transaction,  and Class M Certificates,  in the case of a Crossed Transaction, in the order of their payment priority and third to the related Class
B  Certificates,  in the case of a Stacked  Transaction,  and Class B  Certificates,  in the case of a Crossed  Transaction.  An  allocation of the interest portion of a Realized Loss as well as the principal  portion of Debt Service  Reductions on the mortgage  loans  included in the trust  established  for any series will not reduce the level of subordination  for that series,  as that term is defined in this term sheet supplement no. 2, until an amount in respect thereof has been actually disbursed to the Senior Certificateholders or the Class M Certificateholders of that series, as applicable.

            The holders of the offered  certificates will not be entitled to any additional  payments with respect to Realized Losses from amounts otherwise distributable on any classes of certificates subordinate thereto.  Accordingly,  the subordination provided to the related Senior Certificates of any series and to each class of related Class M Certificates , in the case of a Stacked  Transaction,  and Class M Certificates,  in the case of a Crossed Transaction, by the respective classes of certificates  subordinate  thereto with respect to Realized Losses on the mortgage loans in the related loan group allocated on any distribution date will be effected  primarily by increasing the related Senior Percentage,  or the respective Class M Certificates'  allocable share, of future  distributions of principal of the remaining mortgage loans in the related loan group.  Thus, the Senior  Certificates will bear the entire amount of losses on the mortgage  loans in the related group that are not allocated to the related Class M  Certificates  and Class B  Certificates,  in the case of a
Stacked  Transaction,  and Class M  Certificates  and Class B  Certificates,  in the case of a Crossed  Transaction,  of that  series,  which losses will be allocated among all classes of certificates in the related Certificate Group as described in this term sheet supplement no. 2.

            The related  Senior  Percentage  of any, in the case of an Excess  Transaction,  Excess  Special  Hazard  Losses,  Excess Fraud  Losses,  Excess
Bankruptcy Losses,  Extraordinary  Losses or other losses on a mortgage loan of a type not covered by subordination will be allocated as follows:  among the related  Certificate  Group, the Class M Certificates and the Class B Certificates.  Any Realized Losses so allocated to the related Senior  Certificates in any loan group or the related Class M Certificates or Class B Certificates  will be allocated  without  priority among the various classes of related Senior
Certificates  or the related Class M Certificates  or the related Class B Certificates;  provided,  however,  that all or any portion of such losses for any series otherwise  allocable to any class or classes of Super Senior  Certificates of that series will be allocated to the related class or classes of Senior
Support  Certificates of that series until the Certificate  Principal Balance of the related Senior Support Certificates has been reduced to zero, as and to the extent described in the prospectus supplement for that series.

            An allocation of a Realized Loss on a "pro rata basis" among two or more classes of certificates  of any series or any  Certificate  Group means an  allocation  to each of those  classes of  certificates  on the basis of its then  outstanding  Certificate  Principal  Balance prior to giving effect to distributions to be made on that  distribution  date in the case of an allocation of the principal portion of a Realized Loss on the related mortgage loans, or based on the Accrued  Certificate  Interest  thereon in respect of that  distribution  date in the case of an  allocation  of the  interest  portion of a
Realized Loss on the related  mortgage loans;  provided that in determining the Certificate  Principal  Balance of any class of Accrual  Certificates of any series for the purpose of allocating any portion of a Realized Loss on the related mortgage loans to those certificates,  the Certificate  Principal Balance of those certificates shall be deemed to be the lesser of:

o           the original Certificate Principal Balance of those certificates, and

o           the Certificate Principal Balance of those certificates prior to giving effect to distributions to be made on that distribution date.

            In the case of a Crossed  Transaction,  the pro rata allocation of Realized Losses on the mortgage loans included in a loan group to the Class M
Certificates and Class B Certificates will be determined on the basis of the related Subordinate Percentage.

            In order to maximize the likelihood of  distribution  in full of the Senior  Interest  Distribution  Amounts and Senior  Principal  Distribution
Amounts for each loan group, on each distribution date,  holders of related Senior  Certificates of each series have a right to distributions of the related
Available  Distribution  Amount that is prior to the rights of the holders of the related Class M Certificates  and Class B Certificates of that series,  to the extent necessary to satisfy the related Senior Interest Distribution Amount and Senior Principal  Distribution Amount.  Similarly,  holders of the Class
M Certificates of each series have a right to distributions of the related applicable  Available  Distribution  Amount prior to the rights of holders of the
Class B Certificates  and holders of any class of Class M Certificates  with a lower payment priority of that series.  In addition,  except as otherwise set forth in the prospectus supplement for that class or those classes,  holders of any class or classes of Super Senior Certificates will have a right, on each distribution  date occurring on or after the Credit Support Depletion Date for that series,  to that portion of the related  Available  Distribution  Amount otherwise allocable to the related class or classes of Senior Support  Certificates to the extent necessary to satisfy the Accrued  Certificate  Interest on the Super Senior Certificates and the related Super Senior Optimal Principal Distribution Amount.

            The application of the related Senior Accelerated  Distribution  Percentage for each series,  when it exceeds the related Senior Percentage,  to determine the related Senior Principal  Distribution Amount will accelerate the amortization of the related Senior Certificates in the aggregate relative to the actual  amortization  of the  mortgage  loans in the related  loan  group.  To the extent that the  related  Senior  Certificates  for any series in the aggregate are amortized  faster than the mortgage loans in the related loan group,  in the absence of offsetting  Realized  Losses  allocated to the related
Class M Certificates and Class B Certificates,  the percentage interest evidenced by those related Senior Certificates in that loan group will be decreased, with a corresponding  increase in the interest in that loan group evidenced by the Class M Certificates  and the Class B Certificates,  thereby  increasing, relative to their respective  Certificate Principal Balances,  the subordination  afforded those Senior Certificates by the related Class M Certificates and the Class B  Certificates  of that loan group  collectively.  In  addition,  if losses on the  mortgage  loans in the related  loan group exceed the amounts described in this term sheet  supplement no. 2 under  "--Description  of the  Certificates--Principal  Distributions  on the Senior  Certificates,"  a greater percentage of full and partial  mortgagor  prepayments  will be allocated to the related  Senior  Certificates  of that series in the  aggregate  than would otherwise be the case,  thereby  accelerating  the  amortization  of those Senior  Certificates  relative to the related  Class M  Certificates  and Class B
Certificates of that series.

            In the case of a Crossed  Transaction,  prior to the occurrence of the Credit Support  Depletion Date but after the reduction of the Certificate
Principal Balances of the Senior  Certificates  related to any loan group to zero, the remaining related Senior Certificates will be entitled to receive, in addition to any mortgagor  prepayments related to such certificates'  respective loan group, 100% of the mortgagor  prepayments on the mortgage loans in the loan group or loan  groups  related  to the  Senior  Certificates  that have been  reduced  to zero,  subject  to  certain  conditions  as  described  under
"Cross-Collateralization  Mechanics in a Crossed  Transaction," thereby accelerating the amortization of such Senior Certificates relative to the Class M-1,
Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

            The priority of payments,  including principal prepayments related to that loan group established for any series, among the Class M Certificates of that series, as described in this term sheet supplement no. 2, also has the effect during some periods,  in the absence of Realized Losses, of decreasing the  percentage  interest  evidenced by any class of related Class M  Certificates  with a higher  payment  priority,  thereby  increasing,  relative to its
Certificate  Principal  Balance,  the  subordination  afforded to that class of the related Class M Certificates by the related Class B Certificates and any class of related Class M Certificates with a lower payment priority of that series.

            In a Crossed  Transaction  that is also an Excess  Transaction,  the Special  Hazard  Amount will be an amount  acceptable to each rating agency rating any  certificates of that series.  As of any date of determination  following the cut-off date for any series,  the Special Hazard Amount shall equal the initial  amount for that series less the sum of any amounts  allocated  through  subordination  relating to Special  Hazard Losses on the mortgage loans included in the trust for that series.  In addition,  the Special Hazard Amount will be further  reduced from time to time to an amount,  if lower,  that is not less than 1% of the outstanding principal balance of the mortgage loans.

            In a Stacked  Transaction  that is also an Excess  Transaction,  the Special  Hazard  Amount for each loan group of any series will be an amount acceptable to each rating agency rating any  certificates of that series.  As of any date of  determination  following the cut-off date for any series,  the
Special Hazard Amount shall equal the initial amount for that series less the sum of any amounts allocated through subordination  relating to Special Hazard
Losses on the related loan group.  In addition,  the Special  Hazard Amount will be further  reduced from time to time to an amount,  if lower,  that is not less than 1% of the outstanding principal balance of the related mortgage loans.

            In a Crossed  Transaction that is also an Excess  Transaction,  the Fraud Loss Amount will be an amount  acceptable to each rating agency rating any certificates of that series, and in a Stacked Transaction,  the Fraud Loss Amount for each loan group of any series will be an amount acceptable to each rating  agency  rating any  certificates  of that  series.  The Fraud Loss  Amount  shall be reduced  over the first five years  after the  closing  date in accordance with the terms of the pooling and servicing agreement.  After the first five years after the closing date, the Fraud Loss Amount will be zero.

            In a Crossed  Transaction that is also an Excess  Transaction,  the Bankruptcy  Amount will be an amount acceptable to each rating agency rating any certificates of that series. As of any date of determination  prior to the first anniversary of the cut-off date for that series,  the Bankruptcy Amount will equal the initial  amount for that series less the sum of any amounts  allocated  through  subordination  for such losses with  respect to the mortgage loans  included  in the  trust  established  for that  series  up to such  date of  determination.  As of any date of  determination  on or after  the first anniversary of the cut-off date for any series,  the  Bankruptcy  Amount will equal the excess,  if any, of (1) the lesser of (a) the Bankruptcy  Amount for that series as of the business day next  preceding the most recent  anniversary of the cut-off date for that series and (b) an amount  calculated  under the terms of the pooling and servicing  agreement,  which amount as calculated  will provide for a reduction in the  Bankruptcy  Amount,  over (2) the aggregate amount of  Bankruptcy  Losses  with  respect to the  mortgage  loans  included in the trust  established  for that  series  allocated  solely to any Class M
Certificates or Class B Certificates of that series through subordination since that anniversary.

            In a Stacked  Transaction  that is also an Excess  Transaction,  the  Bankruptcy  Amount  for each loan  group of any  series  will be an amount acceptable to each rating agency rating any  certificates  of that series.  As of any date of  determination  prior to the first  anniversary of the cut-off date for that series,  the Bankruptcy Amount will equal the initial amount for that loan group less the sum of any amounts  allocated through  subordination for such losses with respect to the related loan group up to such date of  determination.  As of any date of determination on or after the first anniversary of the cut-off date for any series,  the Bankruptcy Amount for each loan group will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount for that loan group as of the business  day next  preceding  the most recent  anniversary  of the cut-off date for that series and (b) an amount  calculated under the terms of the pooling and servicing  agreement,  which amount as calculated  will provide for a reduction in the  Bankruptcy  Amount,  over (2) the aggregate  amount of Bankruptcy  Losses with respect to the related loan group allocated  solely to any related Class M Certificates or Class B Certificates of that series through subordination since that anniversary.

            Notwithstanding  the foregoing,  the provisions relating to subordination will not be applicable in connection with a Bankruptcy Loss so long as the master servicer has notified the trustee in writing that:

o     the master  servicer is diligently  pursuing any remedies that may exist in connection  with the  representations  and  warranties  made regarding the related mortgage loan; and

      either:

o     the related mortgage loan is not in default with regard to payments due thereunder; or

o     delinquent  payments of principal and interest under the related mortgage loan and any premiums on any applicable  primary hazard insurance policy and any related escrow payments relating to that mortgage loan are being advanced on a current basis by the master servicer or a subservicer.

            In the case of an Excess  Transaction,  the Special  Hazard  Amount,  Fraud Loss Amount and  Bankruptcy  Amount for each loan group in a Stacked
Transaction and for the mortgage loans in a Crossed  Transaction may be further  reduced as described in the related base prospectus  under  "Description of
Credit Enhancement--Subordination."

            Notwithstanding  the foregoing,  with respect to any class of Insured  Certificates  of any series,  the related  financial  guaranty  insurance policy,  subject to any applicable  limitations  set forth therein,  will cover the interest and principal  portions of all Realized  Losses on the mortgage loans in the related loan group and allocated  thereto.  If such payments are not required to be made under the related financial  guaranty insurance policy or are not made as required under the policy for any series, such Realized Losses allocated to the Insured  Certificates of that series will be borne by the holders of such certificates.

                        ADVANCES

            Prior to each  distribution  date, the master  servicer is required to make Advances of payments which were due on the mortgage loans on the Due
Date in the related Due Period and not received by the business day next preceding the related determination date.

            These  Advances are  required to be made on the  mortgage  loans  included in the trust  established  for any series only to the extent they are deemed by the master servicer to be recoverable from related late collections,  Insurance Proceeds, Liquidation Proceeds or amounts otherwise payable to the holders of the related Class B Certificates or Class M Certificates,  in the case of a Stacked Transaction, and the Class B or Class M Certificates,  in the
case of a Crossed  Transaction.  Recoverability is determined in the context of existing  outstanding  arrearages,  the current  loan-to-value  ratio and an assessment  of the fair market  value of the related  mortgaged  property.  The purpose of making  these  Advances is to maintain a regular cash flow to the certificateholders,  rather than to guarantee or insure against Realized Losses.  The master servicer will not be required to make any Advances with respect to reductions in the amount of the monthly  payments on the mortgage  loans due to Debt Service  Reductions or the  application of the Relief Act or similar legislation  or  regulations.  Any failure by the master  servicer to make an Advance as required  under the pooling and servicing  agreement for any series will  constitute  an event of default  thereunder,  in which case the  trustee,  as successor  master  servicer,  will be obligated to make any Advance,  in accordance with the terms of the pooling and servicing agreement for that series.

            All Advances on mortgage loans included in the trust  established for any series will be reimbursable to the master servicer on a first priority basis from either (a) late collections,  Insurance Proceeds and Liquidation  Proceeds from the mortgage loan as to which such unreimbursed  Advance was made or (b) as to any Advance that remains  unreimbursed  in whole or in part  following the final  liquidation of the related  mortgage  loan,  from any amounts otherwise distributable on any of the related Class B Certificates or Class M Certificates,  in the case of a Stacked Transaction,  and the Class B or Class
M Certificates,  in the case of a Crossed  Transaction,  provided,  however,  that, in the case of an Excess  Transaction,  any Advances that were made with respect to  delinquencies  which  ultimately  were  determined  to be Excess  Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses or
Extraordinary  Losses are  reimbursable  to the master  servicer  out of any funds in the  Custodial  Account in respect of the related  loan group prior to distributions on any of the related certificates and the amount of those losses will be allocated as described in this term sheet supplement no. 2.

            The effect of these  provisions on any class of the Class M  Certificates  is that,  with respect to any Advance on the related  mortgage  loans which remains  unreimbursed  following the final  liquidation of the related mortgage loan, the entire amount of the  reimbursement for that Advance will be borne first by the holders of the related Class B Certificates or any class of related Class M Certificates,  in the case of a Stacked  Transaction,  and of the Class B Certificates or any class of Class M Certificates,  in the case of a Crossed  Transaction,  in each case having a lower payment  priority to the extent  that the  reimbursement  is  covered  by  amounts  otherwise  distributable  to those  classes,  and then by the  holders  of that  class of Class M
Certificates,  except as provided above, to the extent of the amounts otherwise  distributable to them. In addition,  if the Certificate  Principal Balances of the Class M Certificates and the Class B Certificates  have been reduced to zero, any Advances related to any loan group previously made which are deemed by the master servicer to be  nonrecoverable  from related late  collections,  Insurance  Proceeds and Liquidation  Proceeds may be reimbursed to the master servicer out of any funds in the Custodial Account in respect of the related loan group prior to distributions on the Senior Certificates.

            The pooling and  servicing  agreement  for any series will  provide  that the master  servicer  may enter into a facility  with any person which provides that such person,  or the advancing  person,  may directly or indirectly fund Advances and/or Servicing  Advances on the mortgage loans included in the trust  established for that series,  although no such facility will reduce or otherwise affect the master  servicer's  obligation to fund these Advances and/or Servicing Advances.  No facility will require the consent of any  certificateholders  or the trustee.  Any Advances and/or Servicing Advances made by an advancing  person would be reimbursed to the advancing  person under the same  provisions  pursuant to which  reimbursements  would be made to the master servicer if those advances were funded by the master  servicer,  but on a priority basis in favor of the advancing  person as opposed to the master servicer or any successor master  servicer,  and without being subject to any right of offset that the trustee or the trust might have against the master servicer or any successor master servicer.

                        RESIDUAL INTERESTS

            Holders of the Class R  Certificates  will be entitled to receive any  residual  cash flow from the mortgage  pool,  which is not expected to be significant.  The Class R Certificates will not be entitled to any payments other than their Certificate  Principal Balance and Accrued Certificate Interest
on that  Certificate  Principal  Balance unless the aggregate amount received by the issuing entity with respect to the mortgage loans exceeds the aggregate amount payable to the other  certificateholders,  which is highly unlikely. A holder of Class R Certificates will not have a right to alter the structure of this  transaction.  The Class R  Certificates  may be retained by the Depositor or  transferred  to any of its  affiliates,  subsidiaries  of the sponsor or another party.

                                                                    CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

            GENERAL

            The yield to maturity on each class of offered certificates of any series will be primarily affected by the following factors:

o     the rate and timing of principal  payments on the related mortgage loans,  including  prepayments,  defaults and liquidations,  and repurchases due to breaches of representations or warranties;

o     the allocation of principal payments among the various classes of offered certificates of that series;

o     realized losses and interest shortfalls on the related mortgage loans;

o     the pass-through rate on the offered certificates of that series;

o     with respect to any class of Insured Certificates of that series, payments, if any, made pursuant to the related financial guaranty insurance policy;

o     with respect to any class of Exchangeable Certificates of that series, the yield to maturity of the related class of Exchangeable Certificates; and

o     the purchase price paid for the offered certificates of that series.

            For  additional  considerations  relating to the yield on the offered  certificates,  see "Yield  Considerations"  and "Maturity and  Prepayment
Considerations" in the related base prospectus.

                        PREPAYMENT CONSIDERATIONS

            The yields to maturity and the aggregate  amount of  distributions  on the offered  certificates  of any series will be affected by the rate and timing of principal  payments on the related  mortgage loans.  The yields may be adversely  affected by a higher or lower than anticipated rate of principal payments  on the  related  mortgage  loans.  The rate of  principal  payments on the  related  mortgage  loans will in turn be affected by the  amortization schedules of those mortgage loans,  including any initial interest only periods, the rate and timing of mortgagor prepayments on the related mortgage loans, liquidations of defaulted mortgage loans and purchases of mortgage loans due to breaches of some representations and warranties.

            The timing of changes in the rate of prepayments,  liquidations and purchases of the related mortgage loans may  significantly  affect the yield to an investor in that series of  certificates,  even if the average rate of principal  payments  experienced  over time is  consistent  with an  investor's expectation.  In addition,  the rate of  prepayments  of the  mortgage  loans and the yields to  investors  on the related  certificates  may be affected by refinancing programs, which may include general or targeted solicitations,  as described under "Maturity and Prepayment  Considerations" in the related base prospectus.  Since the rate and timing of principal  payments on the mortgage  loans will depend on future events and on a variety of factors,  as described in this term sheet  supplement  no. 2 and in the related base  prospectus  under "Yield  Considerations"  and "Maturity and Prepayment  Considerations",  no
assurance  can be given as to the rate or the timing of  principal  payments on the  offered  certificates.  The yields to  maturity  and rate and timing of principal  payments on the Senior  Certificates  will only be affected by the rate and timing of payments on the  mortgage  loans in the related loan group, except under the limited circumstances described in this term sheet supplement no. 2.

            The mortgage  loans in most cases may be prepaid by the  mortgagors  at any time without  payment of any  prepayment  fee or penalty;  provided, however,  that the mortgage loans may impose a prepayment  charge for partial  prepayments and full prepayments  which may have a substantial  effect on the rate of prepayment of those mortgage loans.

            Some state laws  restrict the  imposition of  prepayment  charges even when the mortgage  loans  expressly  provide for the  collection of those charges.  It is possible that  prepayment  charges and late fees may not be collected  even on mortgage loans that provide for the payment of these charges.
In any case,  these  amounts  will not be  available  for  distribution  on the  related  offered  certificates.  See  "Certain  Legal  Aspects of  Mortgage
Loans--Default Interest and Limitations on Prepayments" in the related base prospectus.

            Prepayments,  liquidations  and  purchases  of the  related  mortgage  loans will  result in  distributions  to holders of the  related  offered certificates  of principal  amounts which would  otherwise be distributed  over the remaining terms of the mortgage  loans.  Factors  affecting  prepayment, including defaults and liquidations, of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment,  mortgagors' net equity in the mortgaged  properties,  changes in the value of the mortgaged  properties,  mortgage market interest rates,  solicitations and servicing  decisions.  In addition,  if prevailing  mortgage rates fell  significantly  below the mortgage rates on the related  mortgage loans,  the rate of  prepayments,  including refinancings,  would be expected to increase.  Also,  when the mortgage rates on hybrid mortgage loans convert from fixed rates to adjustable  rates,  there may be an increase in  prepayments,  particularly if the new adjustable rate is higher than the fixed rate.  Conversely,  if prevailing  mortgage rates rose significantly above the mortgage rates on the related mortgage loans, the rate of prepayments on the related mortgage loans would be expected to decrease.

            The rate of defaults on the  mortgage  loans will also affect the rate and timing of  principal  payments  on the  mortgage  loans.  In general, defaults on mortgage  loans are expected to occur with greater  frequency in their early years.  The rate of default on mortgage loans that are refinance or limited  documentation  mortgage loans, and on mortgage loans with high LTV ratios, may be higher than for other types of mortgage loans.  Furthermore,  the rate and timing of  prepayments,  defaults and  liquidations on the mortgage loans will be affected by the general  economic  condition of the region of the country in which the related  mortgaged  properties are located.  The risk of  delinquencies  and loss is greater and prepayments are less likely in regions where a weak or  deteriorating  economy  exists,  as may be evidenced by, among other factors,  increasing  unemployment  or falling  property  values.  See
"Maturity and Prepayment Considerations" in the related base prospectus.

            The  mortgage  loans  typically  are  assumable  under some  circumstances  if, in the sole  judgment of the master  servicer or the  applicable subservicer, the prospective purchaser of a mortgaged property is creditworthy and the security for the mortgage loan is not impaired by the assumption.

            With respect to a Crossed  Transaction,  investors in the Class M Certificates of any series should also be aware that on any distribution  date on which the related Senior Accelerated  Distribution  Percentage for any loan group equals 100%, the Class M Certificates of that series will generally not be entitled to  distributions  of mortgagor  prepayments  with respect to the mortgage  loans in the related loan group for such  distribution  date and the weighted average lives of the Class M Certificates could be significantly  affected thereby.  In addition,  with respect to any Crossed  Transaction,  under the circumstances described under the heading "Description of the  Certificates--Principal  Distributions on the Senior  Certificates--Cross-Collateralization
Mechanics in a Crossed Transaction" in this term sheet supplement no. 2, mortgagor  prepayments from a loan group otherwise  distributable to the holders of the Class M Certificates  will be distributed to the holders of the Senior  Certificates  related to the other loan groups,  increasing the weighted average lives of the Class M Certificates.

                        ALLOCATION OF PRINCIPAL PAYMENTS

            The yields to maturity on the offered  certificates  of any series will be affected by the  allocation of principal  payments  among the offered certificates.  As described under "Description of the Certificates--Principal  Distributions on the Senior Certificates" and "--Principal Distributions on the
Class M Certificates"  in this term sheet supplement no. 2, during  specified  periods all of principal  prepayments on the mortgage loans in any loan group will be allocated among the related Senior  Certificates of that series and during  specified  periods no principal  prepayments or, relative to the related pro rata share,  a  disproportionately  small portion of principal  prepayments on the mortgage loans in any loan group will be distributed to each class of related Class M Certificates in the case of a Stacked Transaction,  and the Class M Certificates,  in the case of a Crossed Transaction.  In addition to the foregoing,  if on any distribution  date, the loss level established for the Class M-2 Certificates or the Class M-3 Certificates is exceeded and a class of
Class M Certificates of that series having a higher payment priority is then outstanding with a Certificate  Principal  Balance greater than zero, the Class
M-2 Certificates or the Class M-3 Certificates of that series, as the case may be, will not receive  distributions  relating to principal prepayments on the related mortgage loans on that distribution date.

            A portion of the mortgage loans in any loan group may have initial interest only periods of varying  duration.  During this period,  the payment made by the related  borrower will be less than it would be if the mortgage loan  amortized.  In addition,  the mortgage loan balance will not be reduced by the principal portion of scheduled monthly payments during this period.  As a result,  no principal  payments will be made to the related  certificates from these mortgage loans during their interest only period except in the case of a prepayment.

            After the initial  interest only period,  the scheduled  monthly  payment on these mortgage  loans will increase,  which may result in increased delinquencies by the related borrowers,  particularly if interest rates have increased and the borrower is unable to refinance.  In addition,  losses may be greater on these  mortgage  loans as a result of the mortgage loan not amortizing  during the early years of these  mortgage  loans.  Although the amount of principal  included in each scheduled  monthly payment for a traditional  mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant.

            Mortgage  loans with an initial  interest only period are relatively new in the mortgage  marketplace.  The  performance of these mortgage loans may be significantly  different than mortgage loans that fully amortize. In particular,  there may be a higher expectation by these borrowers of refinancing their  mortgage  loans with a new mortgage  loan, in particular  one with an initial  interest only period,  which may result in higher or lower  prepayment speeds than would  otherwise be the case. In addition,  the failure to build equity in the related  mortgaged  property by the related  mortgagor may affect the delinquency and prepayment experience of these mortgage loans.

            Senior  Certificates:  The Senior Certificates of any series, other than any Interest Only Certificates,  are entitled to receive  distributions in accordance  with various  priorities for payment of principal as described in this term sheet  supplement  no. 2 and the  prospectus  supplement for that series.  Distributions  of principal on classes  having an earlier  priority of payment will be affected by the rates of prepayment of the mortgage loans in the related loan group early in the life of the mortgage  pool for that  series.  The timing of  commencement  of principal  distributions  and the weighted average lives of  certificates  with a later priority of payment will be affected by the rates of prepayment of the mortgage loans in the related loan group both before and after the  commencement  of principal  distributions  on those  classes.  Holders of any class of Senior  Certificates  of any series with a longer weighted  average life bear a greater risk of loss than holders of Senior  Certificates of that series with a shorter  weighted  average life because the  Certificate  Principal  Balances  of the Class M  Certificates  and Class B  Certificates  of that  series  could be reduced to zero  before the Senior
Certificates are retired.

            Accretion  Directed  Certificates and Accrual  Certificates:  Prior to the Accretion  Termination Date for any class of any series, any class or classes of Accretion  Directed  Certificates  of that series will receive as monthly  principal  distributions  the related Accrual  Distribution  Amount in accordance  with the  priority of payment for these  amounts set forth in the  prospectus  supplement  for each  applicable  class.  Prior to the  Accretion
Termination  Date for any class of any series,  interest  shortfalls  on the mortgage  loans in the related loan group  allocated to any class or classes of
Accrual  Certificates of that series will reduce the amount added to the Certificate  Principal Balance of those  certificates  relating to interest accrued thereon and will result in a  corresponding  reduction of the amount  available for  distributions  relating to principal on the related class or classes of
Accretion Directed  Certificates.  Furthermore,  because these interest shortfalls will result in the Certificate  Principal Balance of any class or classes of Accrual  Certificates being less than they would otherwise be, the amount of interest that will accrue in the future on those Accrual Certificates and be available for  distributions  relating to principal on the related class or classes of Accretion  Directed  Certificates will be reduced.  Accordingly,  the weighted average lives of the related class or classes of Accretion Directed Certificates would be extended.

            In addition,  investors in any Accrual  Certificates  and any Accretion  Directed  Certificates  should be aware that the  applicable  Accretion
Termination Date may be later, or earlier,  than otherwise  assumed.  As a result,  the applicable  Accretion  Termination Date could be different from that assumed at the time of purchase.

            Because any Accrual  Certificates  are not entitled to receive any  distributions  of interest until the occurrence of the applicable  Accretion
Termination  Date, those  certificates  will likely  experience  greater price and yield volatility than would mortgage  pass-through  certificates that are otherwise  similar but which are entitled to current  distributions  of interest.  Investors  should  consider  whether this volatility is suitable to their investment needs.

            Insured  Certificates:  IN ADDITION TO THE CONSIDERATIONS  DESCRIBED ABOVE,  INVESTORS IN ANY CLASS OF INSURED CERTIFICATES SHOULD BE AWARE THAT
THOSE CERTIFICATES MAY NOT BE AN APPROPRIATE INVESTMENT FOR ALL PROSPECTIVE INVESTORS.

            Investors in any class of Random Lot Insured  Certificates of any series also should be aware that  distributions  of principal to that class of
Random Lot Insured  Certificates  may be allocated by DTC according to a random lot procedure.  Due to this random lot procedure,  there can be no assurance that on any  distribution  date,  any holder of a class of Random Lot Insured  Certificates  will  receive a  principal  distribution.  Thus,  the timing of distributions  in reduction of the  Certificate  Principal  Balance with respect to any  particular  Random Lot Insured  Certificate,  even if a request for distribution has been made by an investor, is highly uncertain and may be earlier or later than the date that may be desired by that certificateholder.

            For  these  reasons,  any class of Random  Lot  Insured  Certificates  would not be an  appropriate  investment  for any  investor  requiring  a distribution of a particular amount of principal or interest on a specific date or dates or an otherwise predictable stream of cash payments.  The timing of those distributions may have a significant effect on an investor's yield on those certificates if the certificate is purchased at a discount or a premium.

            Furthermore,  investors in the related Insured  Certificates of any series should be aware that because that class of Insured  Certificates  may have a later  priority of payment  with  respect to a  substantial  portion of their  principal  payments in  relation  to other  classes of related  Senior
Certificates,  and in this case, the effect on the market value of that class of Insured  Certificates  of changes in market interest rates or market yields for similar  securities  would be greater than would be the effect of such changes on other  related  classes of Senior  Certificates  entitled to principal distributions.  Furthermore,  this later payment  priority  would make any class of Insured  Certificates  particularly  sensitive to the rate and timing of principal  prepayments  on the mortgage  loans in the related loan group.  If  prepayments on the mortgage loans in the related loan group occur at a higher rate than anticipated,  the weighted average life of any class of Insured  Certificates may be shortened.  Conversely,  if prepayments on the mortgage loans in the related loan group occur at a lower rate than anticipated, the weighted average life of any class of Insured Certificates may be extended.

            Lockout  Certificates:  Investors in any class of Lockout  Certificates of any series should be aware that,  unless the Credit Support Depletion
Date applicable to that class has occurred,  that class of Lockout Certificates may not be expected to receive distributions of principal prepayments on the mortgage  loans in the related loan group for a period of time and may not be expected to receive  distributions  of scheduled  principal  payments on these mortgage loans for a period of time, as described in the  prospectus  supplement  for that class.  In addition,  after the expiration of this initial period for any class of Lockout  Certificates  for any series,  that class of Lockout  Certificates  will receive a  distribution  of principal  prepayments on the mortgage loans in the related loan group that is smaller than that class' pro rata share and will receive a distribution of scheduled  principal payments on the related  mortgage  loans that is smaller  than that  class' pro rata  share,  as  described  in the  prospectus  supplement  for that class,  unless the
Certificate  Principal Balances of the related Senior Certificates of that series, other than any related Lockout  Certificates,  have been reduced to zero.
Consequently,  the weighted average lives of any class of Lockout  Certificates of any series will be longer than would otherwise be the case. The effect on the market value of any class of Lockout  Certificates  of any series of changes in market  interest rates or market yields for similar  securities  will be greater than for other classes of related Senior Certificates entitled to earlier principal distributions.

            Senior Support  Certificates:  If the Certificate  Principal Balances of the related Class M Certificates and Class B Certificates,  in the case of a Stacked Transaction, and the Class M Certificate and Class B Certificates,  in a Crossed Transaction, are reduced to zero, the yield to maturity of any
Senior Support  Certificates of that series will be extremely  sensitive to losses on the mortgage loans in the related loan group,  and the timing thereof, because  certain  amounts of losses that would be allocable to the related  class or classes of Super Senior  Certificates  will be allocated to the related class or classes of Senior Support Certificates,  as and to the extent described in the prospectus supplement for that class or those classes.  Investors in a class of Senior Support Certificates should consider whether such sensitivity is suitable to their investment needs.

            Certificates  with  Subordination  Features:  After the Certificate  Principal  Balances of the Class B  Certificates,  in the case of a Stacked
Transaction  or the Class B  Certificates,  in the case of a Crossed  Transaction,  have been reduced to zero, the yield to maturity on the class of Class M
Certificates with a Certificate  Principal Balance greater than zero with the lowest payment priority will be extremely  sensitive to Realized Losses on the related mortgage loans and the timing of those Realized Losses because the entire amount of such Realized Losses that are covered by  subordination  will be allocated to that class of Class M  Certificates.  See "Class M-2 and Class M-3  Certificate  Yield  Considerations"  below.  If the  Certificate  Principal
Balances of the related Class M  Certificates  and Class B  Certificates,  in the case of a Stacked  Transaction,  or the Class M  Certificates  and Class B
Certificates,  in the case of a Crossed  Transaction,  are reduced to zero, the yield to maturity of any Senior Support  Certificates of that series will be extremely  sensitive to losses on the mortgage loans in the related loan group,  and the timing  thereof,  because  certain  amounts of losses that would be allocable to any class or classes of Super Senior Certificates will be allocated to the related class or classes of Senior Support  Certificates,  as and to the extent described in the prospectus  supplement for that class or those classes.  Furthermore,  because principal  distributions are paid to some classes of Senior  Certificates  and Class M Certificates  before some other related  classes,  holders of classes having a later priority of payment bear a greater risk of losses on the related loan group than holders of classes having earlier priority for distribution of principal.

                        REALIZED LOSSES AND INTEREST SHORTFALLS

            The yields to maturity and the aggregate  amount of  distributions  on the offered  certificates of any series will be affected by the timing of mortgagor  defaults  resulting in Realized  Losses on the mortgage loans in the related loan group.  The timing of Realized  Losses on the related  mortgage loans and the allocation of Realized Losses to the related offered  certificates could significantly  affect the yield to an investor in the related offered certificates.  In addition,  Realized  Losses may affect the market value of the offered  certificates,  even if these Realized  Losses are not allocated to those offered certificates.

            After the  Certificate  Principal  Balances of the related Class B Certificates  of any series are reduced to zero, the yield to maturity on the class of related Class M Certificates  then  outstanding  with a Certificate  Principal  Balance greater than zero with the lowest payment  priority will be extremely  sensitive to Realized  Losses on the related  mortgage loans and the timing of those Realized Losses because the entire amount of Realized Losses that are covered by  subordination  will be allocated to that class of Class M Certificates.  See "--Class M-2  Certificate  and Class M-3 Certificate  Yield
Considerations" below.  Furthermore,  because principal distributions are paid to some classes of Senior Certificates and Class M Certificates of any series before some other  classes,  holders of classes  having a later  priority of payment bear a greater risk of losses than  holders of classes  having  earlier priority for distribution of principal.

            In a Crossed  Transaction,  investors in the Senior  Certificates should be aware that because the Class M Certificates and Class B Certificates represent interests in all loan groups, the Certificate  Principal Balances of the Class M Certificates and Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in one or more loan groups.  Therefore,  notwithstanding that Realized Losses on the mortgage loans in a loan group may only be allocated to the related  Senior  Certificates,  the  allocation to the Class M  Certificates  and Class B
Certificates of Realized  Losses on the mortgage loans in the other loan groups will reduce the  subordination  provided to such Senior  Certificates by the
Class M  Certificates  and Class B  Certificates  and increase the  likelihood  that Realized  Losses on the mortgage loans in the related loan group may be allocated to any class of Senior Certificates.

            As described under "Description of the  Certificates--Allocation  of Losses;  Subordination" and "--Advances," amounts otherwise  distributable to holders of one or more classes of the Class M Certificates  of any series may be made  available to protect the holders of the related  Senior  Certificates and holders of any related Class M Certificates  with a higher payment priority of that series against  interruptions in distributions due to some mortgagor delinquencies  on the  mortgage  loans in the  related  loan group,  to the extent not covered by  Advances.  These  delinquencies  may affect the yields to investors on those classes of the Class M  Certificates,  and, even if  subsequently  cured,  may affect the timing of the receipt of  distributions  by the holders of those  classes of Class M  Certificates.  Similarly,  if the  Certificate  Principal  Balances of the related  Class M  Certificates  and Class B
Certificates  are reduced to zero,  delinquencies  on the  mortgage  loans in a loan group to the extent not  covered by  Advances  will affect the yield to investors  on the  related  Senior  Certificates,  particularly  any related  Senior  Support  Certificates  because all or any portion of the amount of any shortfall  resulting from such  delinquencies and otherwise  attributable to any class or classes of related Super Senior  Certificates will be borne by the related class or classes of Senior Support  Certificates to the extent those certificates are then outstanding,  as and to the extent described in this term sheet supplement no. 2 for that series.  In addition,  a higher than expected rate of delinquencies or losses on the mortgage loan in a loan group will also affect the rate of principal  payments on one or more classes of related Class M  Certificates  if it delays the scheduled  reduction of the related  Senior
Accelerated Distribution Percentage or affects the allocation of prepayments among the Class M Certificates and Class B Certificates.

            The amount of interest otherwise payable to holders of the offered  certificates of any series will be reduced by any interest shortfalls on the mortgage  loans in the  related  loan group to the extent not covered by  subordination  or the master  servicer,  or,  solely  with  respect to any Insured
Certificates  of that series,  by the related policy and any applicable  reserve fund as described in the prospectus  supplement for that series,  including
Prepayment  Interest  Shortfalls and, in the case of each class of the related Class M  Certificates,  the interest  portions of Realized  Losses  allocated solely to that class of  certificates.  These  shortfalls  will not be offset by the master  servicer or  otherwise,  except as described in this term sheet supplement  no. 2 with respect to Prepayment  Interest  Shortfalls.  See "Yield  Considerations"  in the related base  prospectus  and  "Description  of the
Certificates--Interest  Distributions"  in this term sheet supplement no. 2 for a discussion of the effect of principal  prepayments on the mortgage loans on the yields to maturity of the related  offered  certificates  and possible  shortfalls in the  collection of interest.  Certain  interest  shortfalls on the mortgage  loans in the related loan group  allocable to the Insured  Certificates  of that series will be covered by the related  policy and any  applicable reserve fund, as and to the extent described in the prospectus supplement for that series.

            The yields to investors in the offered  certificates  will be affected by Prepayment  Interest  Shortfalls on the mortgage  loans in the related loan  group  allocable  thereto on any  distribution  date to the  extent  that those  shortfalls  exceed  the  amount  offset by the master  servicer.  See
"Description of the  Certificates--Interest  Distributions"  in this term sheet  supplement no. 2. The financial  guaranty  insurance policy for any class of
Insured  Certificates of any series does not cover Prepayment Interest  Shortfalls or shortfalls caused by application of the Relief Act, as applicable,  on those Insured Certificates.

            The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending  industry.  While the depositor expects that the master servicer or applicable subservicer will be able to commence foreclosure proceedings on the mortgaged properties,  when necessary and appropriate, public recording officers and others in the mortgage industry,  however,  may have limited, if any, experience with lenders seeking to foreclose  mortgages, assignments of which are registered with MERS. Accordingly,  delays and additional costs in commencing,  prosecuting and completing foreclosure proceedings, defending  litigation  commenced by third parties and conducting  foreclosure  sales of the mortgaged  properties could result.  Those delays and additional costs with respect to the mortgage loans included in the trust  established for any series could in turn delay the  distribution of liquidation  proceeds to the  certificateholders  of that  series  and  increase  the  amount of  Realized  Losses on those  mortgage  loans.  In  addition,  if, as a result of MERS discontinuing or becoming unable to continue  operations in connection with the MERS(R)System,  it becomes  necessary to remove any mortgage loan included in the trust established for any series from  registration on the MERS(R)System and to arrange for the assignment of the related mortgages to the trustee,  then any related expenses shall be reimbursable by the trust for that series to the master  servicer,  which will reduce the amount available to pay principal of and  interest  on the class or classes of  certificates  of that  series with  Certificate  Principal  Balances  greater  than zero with the lowest  payment priorities.  For additional  information regarding the recording of mortgages in the name of MERS, see "Description of the Mortgage Pool" in this term sheet supplement no. 2 and "Description of the Certificates--Assignment of Trust Assets" in the related base prospectus.

                        PURCHASE PRICE

            In addition,  the yield to maturity on each class of the offered  certificates will depend on, among other things, the price paid by the holders of the offered  certificates  and the  related  pass-through  rate.  The extent to which the yield to maturity of an offered  certificate  is  sensitive  to prepayments  will depend,  in part,  upon the degree to which it is purchased at a discount or premium.  In general,  if a class of offered  certificates is purchased at a premium and principal  distributions  thereon  occur at a rate faster than assumed at the time of purchase,  the  investor's  actual yield to maturity will be lower than  anticipated at the time of purchase.  Conversely,  if a class of offered  certificates is purchased at a discount and principal distributions  thereon occur at a rate slower than assumed at the time of purchase,  the investor's  actual yield to maturity will be lower than anticipated at the time of purchase.  For additional  considerations  relating to the yields on the offered certificates,  see "Yield  Considerations" and "Maturity and
Prepayment Considerations" in the related base prospectus.

                        PASS-THROUGH RATES

            The pass-through rates on each class of offered  certificates of any series is generally based on the weighted average of the Net Mortgage Rates of the related  mortgage  loans  included in the trust  established  for that series.  Consequently,  the  prepayment of related  mortgage loans with higher mortgage rates may result in a lower pass-through rate on those classes of offered certificates.

                        PRINCIPAL ONLY CERTIFICATE AND INTEREST ONLY CERTIFICATE YIELD CONSIDERATIONS

            Because the Principal Only  Certificates  of any series will be purchased at a discount,  the pre-tax yield on the Principal  Only  Certificates will be adversely affected by slower than expected payments of principal, including prepayments,  defaults, liquidations and purchases of the mortgage loans in the related loan group due to a breach of a representation and warranty thereon.

            The pre-tax  yield to maturity on the Interest  Only  Certificates  of any series will be  extremely  sensitive to both the timing of receipt of prepayments and the overall rate of principal  prepayments and defaults on the mortgage loans included in the related loan group for that series, which rate may fluctuate  significantly  over time.  Investors in the Interest  Only  Certificates  of any series  should fully  consider the risk that a rapid rate of prepayments on the mortgage loans in the related loan group could result in the failure of those investors to fully recover their investments.

            Any differences  between the assumptions  used in determining the purchase price for any class of Interest Only  Certificates and Principal Only
Certificates of any series and the actual  characteristics  and performance of the applicable  mortgage loans in the related loan group and of the Principal
Only Certificates and Interest Only Certificates of that series may result in yields being different from those expected based on these assumptions.

            There can be no assurance  that the  mortgage  loans in any loan group will prepay at any  particular  rate.  Investors  are urged to make their investment  decisions based on their determinations as to anticipated rates of prepayment on the applicable mortgage loans in the related loan group under a variety of  scenarios.  Investors in the Interest  Only  Certificates  should fully  consider the risk that a rapid rate of  prepayments  on the  applicable mortgage loans in the related loan group could result in the failure of those investors to fully recover their investments.

            For  additional  considerations  relating to the yields on the offered  certificates,  see "Yield  Considerations"  and "Maturity and Prepayment
Considerations" in the related base prospectus.

                        CLASS M-2 AND CLASS M-3 CERTIFICATE YIELD CONSIDERATIONS

            If the aggregate  Certificate  Principal  Balance of the Class B  Certificates  or any group of Class B  Certificates,  in the case of a Stacked
Transaction,  is reduced to zero,  the yield to  maturity on the Class M-3  Certificates,  or the related  Class M-3  Certificates  in the case of a Stacked
Transaction,  will become  extremely  sensitive to Realized Losses on the related mortgage loans and the timing of those Realized Losses that are covered by subordination,  because the entire amount of those Realized Losses will be allocated to the Class M-3  Certificates,  or the related Class M-3 Certificates, in the case of a Stacked Transaction.

            If the Certificate Principal Balances of the Class B Certificates,  or any group of Class B Certificates,  in the case of a Stacked Transaction, and Class M-3 Certificates,  or the related Class M-3 Certificates,  in the case of a Stacked Transaction,  have been reduced to zero, the yield to maturity on the Class M-2 Certificates,  or the related Class M-2 Certificates,  in the case of a Stacked  Transaction,  will become extremely  sensitive to Realized
Losses on the related mortgage loans and the timing of those Realized Losses that are covered by subordination,  because the entire amount of those Realized
Losses will be allocated to the Class M-2 Certificates, or the related Class M-2 Certificates, in the case of a Stacked Transaction.

            Notwithstanding  the assumed  percentages of defaults,  loss severity and prepayment assumed in determining the price on the Class M-2 and Class
M-3  Certificates,  it is highly  unlikely  that the related  mortgage  loans will be prepaid or that  Realized  Losses will be  incurred  according  to one particular  pattern.  For this reason, and because the timing of cash flows is critical to determining  yields, the actual pre-tax yields to maturity on the
Class M-2 Certificates  and the Class M-3  Certificates  are likely to differ from those assumed.  There can be no assurance that the related mortgage loans will prepay at any particular rate or that Realized Losses will be incurred at any particular  level or that the yields on the Class M-2 Certificates or the
Class M-3  Certificates  of any series will conform to the yields  assumed.  Moreover,  the various  remaining  terms to maturity and mortgage  rates of the related mortgage loans could produce slower or faster principal  distributions  than those assumed,  even if the weighted average remaining term to maturity and weighted average mortgage rate of the related mortgage loans are as assumed.

            Investors are urged to make their investment  decisions based on their  determinations as to anticipated rates of prepayment and Realized Losses under a variety of scenarios.  Investors in the Class M-2 Certificates  and  particularly in the Class M-3 Certificates  should fully consider the risk that
Realized  Losses on the  related  mortgage  loans could  result in the  failure of those  investors  to fully  recover  their  investments.  For  additional considerations  relating to the yields on the offered certificates,  see "Yield Considerations" and "Maturity and Prepayment  Considerations" in the related base prospectus.

                        ADDITIONAL YIELD CONSIDERATIONS APPLICABLE SOLELY TO THE RESIDUAL CERTIFICATES

            The  after-tax  rate of return on the Residual  Certificates  of any series will  reflect  their  pre-tax  rate of return,  reduced by the taxes required to be paid with respect to the Residual  Certificates of that series.  Holders of Residual Certificates of any series may have tax liabilities with respect to their Residual  Certificates  during the early years of the trust for that series that  substantially  exceed any  distributions  payable thereon during any such period.  In addition,  holders of Residual  Certificates of any series may have tax liabilities with respect to their Residual  Certificates the present value of which  substantially  exceeds the present value of  distributions  payable  thereon and of any tax benefits that may arise with respect thereto.  Accordingly,  the after-tax rate of return on the Residual Certificates of any series may be negative or may otherwise be significantly  adversely affected.  The timing and amount of taxable income  attributable to the Residual  Certificates of any series will depend on, among other things,  the timing and amounts of prepayments and Realized Losses experienced on the mortgage loans in the related loan group.

            The Residual  Certificateholders  of any series are  encouraged  to consult  their tax advisors as to the effect of taxes and the receipt of any payments made to those holders in connection with the purchase of the Residual Certificates on after-tax rates of return on the Residual  Certificates.  See
"Material  Federal  Income Tax  Consequences"  in this term sheet  supplement  no. 2 and  "Material  Federal  Income Tax  Consequences"  in the related base prospectus.

                                                                          POOLING AND SERVICING AGREEMENT

            GENERAL

            The certificates for each series will be issued under a series supplement for that series,  dated as of the cut-off date for that series, to the standard terms of pooling and servicing  agreement,  dated as of November 1, 2006,  together referred to as the pooling and servicing  agreement,  among the depositor,  the master servicer, and the trustee for that series.  Reference is made to the related base prospectus for important information in addition to that described herein regarding the terms and conditions of the pooling and servicing agreement and the offered certificates for each series.

            The offered  certificates  of any series will be  transferable  and  exchangeable  at an office of the trustee,  which will serve as certificate registrar and paying agent. The depositor will provide a prospective or actual  certificateholder  of any series without charge, on written request, a copy, without  exhibits,  of the pooling and servicing  agreement for that series.  Requests should be addressed to the President,  Residential  Funding  Mortgage
Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437.

            Under the pooling and servicing  agreement of any series,  transfers of Residual  Certificates  of that series are  prohibited to any non-United
States person.  Transfers of the Residual  Certificates  are  additionally  restricted as described in the pooling and servicing  agreement for that series.
See "Material Federal Income Tax Consequences" in this term sheet supplement no. 2 and "Material Federal Income Tax Consequences --REMICs--Taxation of Owners
of REMIC Residual  Certificates--Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain  Organizations" and "--Noneconomic REMIC Residual
Certificates" in the related base prospectus.  In addition to the  circumstances  described in the related base prospectus,  the depositor may terminate the trustee for any series for cause under specified circumstances.  See "The Pooling and Servicing Agreement--The Trustee" in the related base prospectus.

            On or prior to the business day preceding each distribution  date, the master servicer will withdraw from the custodial account and deposit into the certificate account, in immediately available funds, the amount to be distributed therefrom to certificateholders on that distribution date.

                        CUSTODIAL ARRANGEMENTS

            The trustee will be directed to appoint Wells Fargo Bank,  N.A. to serve as custodian of the mortgage  loans.  The custodian is not an affiliate of the depositor,  the master  servicer or the sponsor.  No servicer will have  custodial  responsibility  for the mortgage  notes.  Residential  Funding is required to deliver only the notes (and,  with respect to any mortgage loan that is not registered  with MERS, the assignment of mortgage) to the custodian.
The mortgage  notes and the  assignment of mortgages (and any other contents of a mortgage loan file delivered to the custodian) may be maintained in vaults at the premises of the sponsor or an affiliate of the sponsor.  If these documents are maintained at the premises of the sponsor or an affiliate,  then only the custodian  will have access to the vaults,  and a shelving and filing system will  segregate the files  relating to the mortgage  loans  included in the trust established for any series from other assets serviced by the sponsor.

                        THE MASTER SERVICER AND SUBSERVICERS

            Master  Servicer.  The master  servicer,  an affiliate of the depositor,  will be responsible for master  servicing the mortgage  loans.  Master servicing responsibilities include:

             -          receiving funds from subservicers;
             -          reconciling servicing activity with respect to the mortgage loans for any series;
             -          calculating remittance amounts to certificateholders;
             -          sending remittances to the trustee for distributions to certificateholders;
             -          investor and tax reporting;
             -          coordinating loan repurchases;
             -          oversight of all servicing activity, including subservicers;
             -          following up with  subservicers  with respect to mortgage loans that are delinquent or for which servicing  decisions may need to be made;
             -          approval of loss mitigation strategies;
             -          management and liquidation of mortgaged properties acquired by foreclosure or deed in lieu of foreclosure; and
             -          providing certain notices and other responsibilities as detailed in the pooling and servicing agreement.

            The master servicer may, from time to time, outsource certain of its master servicing functions,  such as foreclosure  management,  although any such outsourcing will not relieve the master servicer of any of its responsibilities or liabilities under the pooling and servicing agreement.

            For a general  description of the master servicer and its  activities,  see "Sponsor and Master  Servicer" in this term sheet  supplement no. 2.
For a general description of material terms relating to the master servicer's removal or replacement,  see "The Pooling and Servicing  Agreement--Rights Upon
Event of Default" in the related base prospectus.

            Subservicer Responsibilities.  Subservicers are generally responsible for the following duties:

             -          communicating with borrowers;
             -          sending monthly remittance statements to borrowers;
             -          collecting payments from borrowers;
             -          recommending  a loss  mitigation  strategy for  borrowers  who have  defaulted on their loans (i.e.  repayment  plan,  modification, foreclosure, etc.);
             -          accurate and timely accounting,  reporting and remittance of the principal and interest portions of monthly installment  payments to the master servicer, together with any other sums paid by borrowers that are required to be remitted;
             -          accurate and timely accounting and administration of escrow and impound accounts, if applicable;
             -          accurate and timely reporting of negative amortization amounts, if any;
             -          paying escrows for borrowers, if applicable;
             -          calculating and reporting payoffs and liquidations;
             -          maintaining an individual file for each loan; and
             -          maintaining primary mortgage insurance commitments or certificates if required, and filing any primary mortgage insurance claims.

            Homecomings  Financial,  LLC. The subservicing  agreement  provides that Homecomings will provide all of the services described in the preceding
paragraph.   Homecomings  is a Delaware  limited  liability  company and has been  servicing  mortgage  loans  secured by first liens on one-to  four-family
residential  properties  since 1996.   Homecomings  was formed as a  wholly-owned  subsidiary of  Residential  Funding  Company,  LLC in 1995 to service and originate mortgage loans.  In 1996,  Homecomings  acquired American Custody  Corporation to begin servicing subprime mortgage loans, and in 1999 Homecomings acquired Capstead Inc. to focus on servicing prime loans such as the mortgage loans described  herein.  After Capstead Inc. was acquired,  Homecomings total servicing  portfolio was 164,000  loans with an aggregate  principal  balance of  approximately  $25 billion with 20% being  subprime.  The three  servicing locations were integrated onto one servicing  system/platform by the end of 2001 becoming one of the first servicing operations to service all loan products on one servicing system.  The operations of each of the acquired companies have been integrated into Homecomings' servicing  operations.   Approximately 85%
of mortgage loans currently master serviced by Residential  Funding Company,  LLC are subserviced by Homecomings.  As of June 30, 2007 Homecomings  serviced approximately  837,000 mortgage loans with an aggregate principal balance of approximately $126 billion.  In addition to servicing mortgage loans secured by first liens on one-to-four family residential properties,  Homecomings services mortgage loans secured by second liens on residential  properties,  mortgage loans made to borrowers with imperfect credit  histories,  and subprime mortgage loans.  As of June 30, 2007,  Homecomings  serviced  approximately  256,000 mortgage loans secured by second liens with an aggregate  principal  balance of approximately  $11.1 billion.  Homecomings  also performs special  servicing functions  where the servicing  responsibilities  with respect to delinquent  mortgage  loans that have been  serviced by third  parties is  transferred  to
Homecomings.  Homecomings' servicing activities have included the activities specified above under "--Subservicer responsibilities".

            Homecomings may, from time to time,  outsource certain of its subservicing  functions,  such as contacting  delinquent  borrowers,  property tax administration  and hazard  insurance  administration,  although  any such  outsourcing  will not  relieve  Homecomings  of any of its  responsibilities  or
liabilities as a subservicer.   If Homecomings  engages any  subservicer to subservice 10% or more of the mortgage  loans,  or any subservicer  performs the types of services  requiring  additional  disclosures,  the issuing  entity will file a Report on Form 8-K  providing  any  required  additional  disclosure regarding such subservicer.

            See "The  Agreements--Events  of Default;  Rights Upon Event of Default" and "--Certain  Other Matters  Regarding  Servicing" in the  accompanying prospectus for a discussion of material removal, replacement, resignation and transfer provisions relating to the master servicer.

            The following  tables set forth the aggregate  principal  amount of mortgage loans serviced by Homecomings for the past five years,  and for the six-month period ended June 30, 2007. The percentages  shown under  "Percentage  Change from Prior Year" represent the ration of (a) the difference  between the current and prior year volume over (b) the prior year volume.

                                                                      VOLUME BY PRINCIPAL BALANCE
                                                                                                                                                      SIX MONTHS ENDED
                                                                              YEAR ENDED DECEMBER 31,                                                     JUNE 30,
     FIRST LIEN MORTGAGES                2002                   2003                   2004                   2005                   2006                   2007
      Prime Mortgages (1)              $27,343,774,000        $29,954,139,212        $31,943,811,060        $44,570,851,126        $67,401,832,594       $72,144,802,385
Non-Prime Mortgages(2)                 $27,384,763,000        $39,586,900,679        $44,918,413,591        $52,102,835,214        $49,470,359,806       $43,013,399,177
             Total                     $54,728,537,000        $69,541,039,891        $76,862,224,651        $96,673,686,340       $116,872,192,400      $115,158,201,562
      Prime Mortgages (1)                   49.96%                 43.07%                 41.56%                 46.10%                 57.67%                  62.65%
Non-Prime Mortgages(2)                      50.04%                 56.93%                 58.44%                 53.90%                 42.33%                  37.35%
             Total                         100.00%                100.00%                100.00%                100.00%                100.00%                 100.00%

  PERCENTAGE CHANGE FROM THE
        PRIOR YEAR (3)
      Prime Mortgages (1)                    7.09%                  9.55%                  6.64%                 39.53%                 51.22%
Non-Prime Mortgages(2)                      60.71%                 44.56%                 13.47%                 15.99%                 (5.05)%
             Total                          28.55%                 27.07%                 10.53%                 25.78%                 20.89%

============================================================================================================================================================

                                                                      VOLUME BY PRINCIPAL BALANCE
                                                                                                                                                      SIX MONTHS ENDED
                                                                              YEAR ENDED DECEMBER 31,                                                     JUNE 30,
     JUNIOR LIEN MORTGAGES                2002                  2003                   2004                   2005                   2006                   2007
      Prime Mortgages (1)               $7,627,424,000         $7,402,626,296         $7,569,300,685         $7,442,264,087        $11,418,858,741       $11,134,597,105
Non-Prime Mortgages(2)                               -                      -                      -                      -                      -                     -
             Total                      $7,627,424,000         $7,402,626,296         $7,569,300,685         $7,442,264,087        $11,418,858,741       $11,134,597,105
      Prime Mortgages (1)                   100.00%               100.00%                100.00%                100.00%                100.00%                100.00%
Non-Prime Mortgages(2)                               -                      -                      -                      -                      -                     -
             Total                          100.00%               100.00%                100.00%                100.00%                100.00%                100.00%

   PERCENTAGE CHANGE FROM THE
         PRIOR YEAR (3)
      Prime Mortgages (1)                    (4.94)%               (2.95)%                 2.25%                 (1.68)%                53.43%
Non-Prime Mortgages(2)                        -                     -                      -                      -                      -
             Total                           (4.94)%               (2.95)%                 2.25%                 (1.68)%                53.43%

============================================================================================================================================================

                                                                       VOLUME BY NUMBER OF LOANS
                                                                                                                                                      SIX MONTHS ENDED
                                                                              YEAR ENDED DECEMBER 31,                                                     JUNE 30,
      FIRST LIEN MORTGAGES                2002                  2003                   2004                   2005                   2006                   2007
      Prime Mortgages (1)                  125,209               143,645                150,297                187,773                252,493                264,077
Non-Prime Mortgages(2)                     257,077               341,190                373,473                394,776                361,125                316,998
             Total                         382,286               484,835                523,770                582,549                613,618                581,075
      Prime Mortgages (1)                 32.75%                 29.63%                 28.70%                 32.23%                 41.15%                 45.45%
Non-Prime Mortgages(2)                    67.25%                 70.37%                 71.30%                 67.77%                 58.85%                 54.55%
             Total                       100.00%                100.00%                100.00%                100.00%                100.00%                100.00%

   PERCENTAGE CHANGE FROM THE
         PRIOR YEAR (3)
      Prime Mortgages (1)                 (6.30)%                14.72%                  4.63%                 24.93%                 34.47%
Non-Prime Mortgages(2)                    52.85%                 32.72%                  9.46%                  5.70%                 (8.52)%
             Total                        26.66%                 26.83%                  8.03%                 11.22%                  5.33%

============================================================================================================================================================

                                                                       VOLUME BY NUMBER OF LOANS
                                                                                                                                                      SIX MONTHS ENDED
                                                                              YEAR ENDED DECEMBER 31,                                                     JUNE 30,
     JUNIOR LIEN MORTGAGES                2002                  2003                   2004                   2005                   2006                   2007
      Prime Mortgages (1)                  217,031               211,585                210,778                199,600                266,900                255,804
Non-Prime Mortgages(2)                           -                     -                      -                      -                      -                      -
             Total                         217,031               211,585                210,778                199,600                266,900                255,804
      Prime Mortgages (1)                 100.00%               100.00%                100.00%                100.00%                100.00%               100.00%
Non-Prime Mortgages(2)                               -                      -                      -                      -                      -                     -
             Total                        100.00%               100.00%                100.00%                100.00%                100.00%               100.00%

   PERCENTAGE CHANGE FROM THE
         PRIOR YEAR (3)
      Prime Mortgages (1)                  (5.20)%               (2.51)%                (0.38)%                (5.30)%                33.72%
Non-Prime Mortgages(2)                      -                     -                      -                      -                      -
             Total                         (5.20)%               (2.51)%                (0.38)%                (5.30)%                33.72%

============================================================================================================================================================

            GMAC  Mortgage,  LLC.  GMAC  Mortgage,  LLC  ("GMACM") is a Delaware  limited  liability  company,  an affiliate  of  Residential  Funding and a wholly-owned  subsidiary of GMAC  Residential  Holding,  LLC,  which is a wholly owned  subsidiary  of  Residential  Capital,  LLC  ("ResCap").  ResCap is a
wholly-owned subsidiary of GMAC Mortgage Group, LLC, which is a wholly-owned subsidiary of GMAC LLC ("GMAC").

            GMACM began  acquiring,  originating  and servicing  residential  mortgage loans in 1985 through its  acquisition of Colonial  Mortgage  Service
Company,  which was formed in 1926, and the loan  administration,  servicing  operations and portfolio of Norwest  Mortgage,  which entered the  residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

            GMACM maintains its executive and principal offices at 1100 Virginia Drive, Fort Washington,  Pennsylvania  19034. Its telephone number is (215)
682-1000.

            In addition,  GMACM purchases mortgage loans originated by GMAC Bank, which is wholly-owned by IB Finance Holding Company,  LLC, a subsidiary of
ResCap and GMAC LLC, and which is an affiliate of GMACM.  Formerly  known as GMAC  Automotive  Bank,  GMAC Bank, a Utah  industrial  bank,  was organized in
2001. As of November 22, 2006,  GMAC Bank became the successor to  substantially  all of the assets and  liabilities  of GMAC Bank, a federal  savings bank, which changed its name to National  Motors Bank FSB. All of the Mortgage loans that GMAC Bank  originates  are originated in accordance  with GMAC Mortgage,
LLC's underwriting standards described below.

            The diagram below illustrates the ownership structure among the parties affiliated with GMACM.

                                                      -------------------------------------------------------

                                                                             GMAC LLC
                                                                              (GMAC)

                                                      -------------------------------------------------------
                                                                                |
                                                                                |
                                                                                |
                                                      -------------------------------------------------------

                                                                     Residential Capital, LLC
                                                                             (ResCap)

                                                      -------------------------------------------------------
                                                                                |
                                                                                |
                                                                                |
                                          ---------------------------------------- --------------------------------------
                                            |                                                                          |
                                            |                                                                          |
                                            |                                                                          |
           -----------------------------------------------------                                    -----------------------------------------------

                           GMAC Mortgage, LLC                                                                         GMAC Bank
                             (Subservicer)

           -----------------------------------------------------                                    -----------------------------------------------

            GMACM generally retains the servicing rights with respect to loans it sells or securitizes,  and also occasionally  purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset).

            As of June 30, 2007, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2,271,474 of residential mortgage loans having an aggregate unpaid principal balance of approximately $284 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 334,864  loans having an aggregate unpaid principal balance of over $70.5 billion.

            The following tables set forth the mortgage loans serviced by GMACM for the periods indicated, and the annual average number of such loans for the same period. GMACM was the servicer of a residential mortgage loan portfolio of approximately $153.6 billion, $13.9 billion, $17.6 billion and $7.0 billion during the year ended December 31, 2003 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively.  GMACM was the servicer of a residential mortgage loan portfolio of approximately $211.5 billion, $32.0 billion, $18.2 billion and $22.8 billion during the three months ended June 30, 2007 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively.  The percentages shown under "Percentage Change from Prior Year"
represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

                                                       GMAC MORTGAGE, LLC PRIMARY SERVICING PORTFOLIO
                                                                      ($ IN MILLIONS)

                                                                                       FOR THE YEAR ENDED DECEMBER 31,                                           FOR THE SIX MONTHS
                                                                                                                                                                   ENDED JUNE 30,

                                                         2002                   2003                  2004                  2005                  2006                  2007
Prime conforming mortgage loans
      No. of Loans............................         1,418,843             1,308,284              1,323,249            1,392,870             1,455,919               1,485,410
      Dollar Amount of Loans..................          $150,421              $153,601               $165,521             $186,364              $203,894                $211,462
      Percentage Change
              from Prior Year.................            N/A                   2.11%                 7.76%                12.59%
Prime non-conforming mortgage loans
      No. of Loans........................                36,225                34,041                 53,119               69,488                67,462                  68,062
      Dollar Amount of Loans..........                   $12,543               $13,937                $23,604              $32,385               $32,220                 $32,035
      Percentage Change
              from Prior Year.................              N/A                11.12%                 69.36%               37.20%               (0.51)%
Government mortgage loans
      No. of Loans......................                  230,085               191,023                191,844              181,679               181,563                 175,588
      Dollar Amount of Loans..........                    $21,174               $17,594                $18,328              $18,098               $18,843                 $18,166
      Percentage Change
              from Prior Year.................             N/A                 (16.91)%                4.17%                (1.25)%                4.12%
Second-lien mortgage loans
      No. of Loans........................                 261,416               282,128                350,334              392,261               514,085                 542,414
      Dollar Amount of Loans..........                      $6,666                $7,023                $10,374              $13,034               $20,998                 $22,778
      Percentage Change
              from Prior Year.................             N/A                   5.36%                47.71%                25.64%                61.10%
Total mortgage loans serviced
      No. of Loans........................               1,946,569             1,815,476              1,918,546            2,036,298             2,219,029               2,271,474
      Dollar Amount of Loans..........                    $190,804              $192,155               $217,827             $249,881              $275,955                $284,441
      Percentage Change
              from Prior Year.................             N/A                   0.71%                13.36%                14.72%                10.43%

            As servicer,  GMACM  collects and remits  mortgage loan payments,  responds to borrower  inquiries,  accounts for principal and interest,  holds custodial  and escrow  funds for payment of property  taxes and  insurance  premiums,  counsels or otherwise  works with  delinquent  borrowers,  supervises foreclosures and property  dispositions and generally  administers the loans. GMACM sends monthly invoices or annual coupon books to borrowers to prompt the collection of the  outstanding  payments.  Borrowers may elect for monthly  payments to be deducted  automatically  from bank accounts on the same day every month or may take  advantage  of on demand ACH  payments  made over the  internet  or via  phone.  GMACM may,  from time to time,  outsource  certain of its servicing  functions,  such as  contacting  delinquent  borrowers,  property  tax  administration  and hazard  insurance  administration,  although any such outsourcing will not relieve GMACM of any of its responsibilities or liabilities as a servicer.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

            The  servicing  fees  for  each  mortgage  loan  are  payable  out of the  interest  payments  on  that  mortgage  loan  prior  to  payments  to certificateholders.  Except as is set forth in the  prospectus  supplement  for that series,  the  servicing  fees  relating to each  mortgage  loan will be generally be 0.25% per annum of the  outstanding  principal  balance of that mortgage  loan. The servicing  fees consist of  subservicing  and other related compensation  payable to the subservicer,  including any payment due to prepayment  charges on the related mortgage loans and such  compensation paid to the master servicer as the direct servicer of a mortgage loan for which there is no subservicer.

            Except as is set forth in the prospectus  supplement for that series, the primary  compensation to be paid to the master servicer for its master servicing  activities will generally be any investment income,  and/or earnings on amounts on deposit in the Custodial Account.  As described in the related base  prospectus,  a subservicer is entitled to servicing  compensation in an amount equal to 0.25% per annum of the outstanding  principal  balance of each mortgage loan serviced by it. The master  servicer is obligated to pay some ongoing  expenses  associated  with the trust for any series and incurred by the master servicer in connection with its  responsibilities  under the related pooling and servicing  agreement.  The master  servicing fee may be changed if a successor  master  servicer is appointed,  but it will not exceed the  compensation  currently paid to the master  servicer.  See "The Pooling and Servicing
Agreement--Servicing  and Other Compensation and Payment of Expenses" in the related base prospectus for information regarding other possible compensation to the master servicer and subservicers and for information regarding expenses payable by the master servicer.

            The following table sets forth the fees and expenses that are payable out of payments on the mortgage  loans,  prior to payments of interest and principal to the certificateholders, except as may otherwise be set forth in the prospectus supplement for any series:

              --------------------------------------------- ----------------------------------------------------------- ---------------------------------------
              DESCRIPTION                                   AMOUNT                                                      RECEIVING PARTY
              --------------------------------------------- ----------------------------------------------------------- ---------------------------------------
              --------------------------------------------- ----------------------------------------------------------- ---------------------------------------
              Subservicer Fee                               0.25% per annum of the principal balance of each mortgage   Subservicers
                                                            loan serviced by a subservicer
              --------------------------------------------- ----------------------------------------------------------- ---------------------------------------

            In  addition,  the master  servicer  or any  applicable  subservicer  may recover  from  payments on the  mortgage  loans  included in the trust established  for any series or withdraw  from the  Custodial  Account the amount of any  Advances  and  Servicing  Advances  previously  made,  interest and investment income,  foreclosure profits,  indemnification  payments payable under the pooling and servicing agreement, and certain other servicing expenses, including foreclosure expenses.

REPORTS TO CERTIFICATEHOLDERS

            On each distribution date for any series, a distribution date statement will be made available to each  certificateholder of that series setting forth certain  information with respect to the composition of the payment being made, the Certificate  Principal Balance or Notional Amount of an individual certificate  following the payment and certain other information  relating to the certificates and the mortgage loans of that series.  The trustee will make the distribution date statement,  and, at its option, any additional files containing the same information in an alternative format, available each month to certificateholders  of that series and other parties to the pooling and servicing  agreement  via the  trustee's  internet  website set forth in the related prospectus  supplement.  See also "Reports to  Certificateholders"  in the related base  prospectus  for a more detailed  description  of  certificateholder reports.

VOTING RIGHTS

            There are actions  specified in the related base prospectus  that may be taken by holders of  certificates of any series  evidencing a specified percentage of all undivided  interests in the related trust and may be taken by holders of certificates  entitled in the aggregate to that percentage of the voting rights.  Except as is set forth in the prospectus  supplement for any series, 1.0% of all voting rights will be allocated among holders of each class of Interest Only  Certificates of that series,  if any, 1.0% of all voting rights will be allocated  among the holders of all Residual  Certificates of that series,  and the  remaining  voting rights will be allocated  among all holders of any other classes of that series in proportion to their then  outstanding
Certificate  Principal  Balances.  The pooling and  servicing  agreement  for any series may be amended  without the consent of the holders of the  Residual
Certificates of that series in specified circumstances.

            Notwithstanding  the  foregoing,  so long as there does not exist a failure by the  Certificate  Insurer  to make a required  payment  under any financial guaranty insurance policy related to any class of Insured  Certificates for any series, the Certificates  Insurer shall have the right to exercise all rights of the holders of the Insured  Certificates of that series under the related pooling and servicing agreement without any consent of such holders, and such holders may exercise such rights only with the prior  written  consent of the  Certificate  Insurer  except as provided in the related  pooling and servicing agreement.

TERMINATION

            The  circumstances  under which the  obligations  created by the pooling and servicing  agreement for any series will terminate  relating to the offered certificates of that series are described under "The Pooling and Servicing Agreement --Termination;  Retirement of Certificates" in the related base prospectus.

            With respect to any Stacked  Transaction,  the master  servicer will have the option,  on any  distribution  date on which the aggregate  Stated
Principal  Balance of the mortgage  loans in a loan group is less than 10% of the  aggregate  Stated  Principal  Balance of those  mortgage  loans as of the cut-off date for that series,  after  deducting  payments of principal due during the month of the cut-off date,  either to purchase all remaining  mortgage loans in that loan group and other assets in the trust related thereto,  thereby effecting early retirement of the related  certificates or to purchase,  in whole but not in part, the related certificates.

            With  respect to any Crossed  Transaction,  Residential  Funding or its designee  will have the option,  on any  distribution  date on which the aggregate Stated Principal  Balance of the mortgage loans is less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date after  deducting  payments of principal due during the month of the cut-off date,  either to purchase all remaining  mortgage loans and other assets in the trust related thereto, thereby effecting early retirement of the certificates or to purchase, in whole but not in part, the certificates.

            Any such purchase of the mortgage loans in any loan group or the mortgage  loans and other assets of the trust related  thereto shall be made at a price equal to the sum of (a) 100% of the unpaid  principal  balance of each  related  mortgage  loan or the fair market  value of the related  underlying mortgaged  properties with respect to defaulted mortgage loans as to which title to such mortgaged properties has been acquired if such fair market value is less than such unpaid principal  balance,  as of the date of repurchase plus (b) accrued  interest  thereon at the mortgage rate to, but not including,  the first day of the month in which the repurchase price is distributed.  The optional  termination  price paid by the master servicer will also include certain amounts owed by  Residential  Funding as seller of the mortgage  loans,  under the terms of the  agreement  pursuant to which  Residential  Funding sold the mortgage loans to the depositor, that remain unpaid on the date of the optional termination.

            Distributions on the certificates  relating to any optional termination will be paid, first, to the related Senior Certificates,  second, to the related Class M Certificates,  in the case of a Stacked  Transaction,  or the Class M Certificates,  in the case of a Crossed  Transaction,  in the order of their payment priority and, third, to the related Class B Certificates,  in the case of a Stacked Transaction, or the Class M Certificates, in the case of a
Crossed  Transaction,.  The proceeds of any such  distribution  may not be  sufficient to distribute  the full amount to each class of  certificates  if the purchase  price is based in part on the fair market  value of the  underlying  mortgaged  property and the fair market value is less than 100% of the unpaid principal balance of the related mortgage loan.  Subject to any applicable  limitation set forth therein,  the financial  guaranty  insurance policy for any class of Insured Certificates of any series will cover any such shortfall on that series allocated to those Insured  Certificates.  Any such purchase of the certificates will be made at a price equal to 100% of their Certificate Principal Balance plus, except with respect to the Principal Only Certificates,  the
Accrued Certificate  Interest thereon, or with respect to the Interest Only Certificates,  on their Notional Amount, for the immediately  preceding Interest
Accrual  Period at the  then-applicable  pass-through  rate and any  previously  unpaid Accrued  Certificate  Interest.  Promptly after the purchase of such certificates, the master servicer shall terminate the related REMIC in accordance with the terms of the pooling and servicing agreement for that series.

            Upon  presentation  and surrender of the offered  certificates in connection with the termination of the trust or a purchase of certificates for any series under the circumstances  described in the two preceding  paragraphs,  the holders of the offered  certificates of that series will be entitled to receive an amount equal to the Certificate Principal Balance of that class plus, except in the case of the Principal Only Certificates,  Accrued Certificate
Interest thereon for the immediately  preceding  Interest  Accrual Period at the  then-applicable  pass-through  rate, or, with respect to the Interest Only
Certificates,  Accrued  Certificate  Interest for the immediately  preceding  Interest Accrual Period on their Notional Amount,  plus any previously  unpaid
Accrued Certificate  Interest.  However, any Prepayment Interest Shortfalls  previously allocated to the certificates of that series will not be reimbursed.
In addition,  distributions to the holders of the most subordinate class of related certificates,  in the case of a Stacked Transaction, or most subordinate class of  certificates,  in the case of a Crossed  Transaction,  outstanding  with a Certificate  Principal  Balance  greater than zero will be reduced,  as described in the preceding paragraph, in the case of the termination of the trust resulting from a purchase of all the assets of the trust.

THE TRUSTEE

            Unless an event of default has occurred and is continuing under the pooling and servicing  agreement,  the trustee will perform only such duties as are  specifically  set forth in the pooling and servicing  agreement.  If an event of default  occurs and is  continuing  under the pooling and servicing agreement,  the trustee is required to exercise such of the rights and powers vested in it by the pooling and servicing agreement,  such as either acting as the master  servicer or appointing a successor  master  servicer,  and use the same degree of care and skill in their  exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.  Subject to certain  qualifications  and exceptions  specified in the pooling and servicing  agreement,  the trustee will be liable for its own negligent action,  its own negligent failure to act and its own willful misconduct for actions.

            The trustee's  duties and  responsibilities  under the pooling and servicing  agreement  include  collecting  funds from the master  servicer to distribute to  certificateholders  at the  direction of the master  servicer,  providing  certificateholders  and  applicable  rating  agencies with monthly distribution  statements and notices of the occurrence of a default under the pooling and servicing  agreement,  removing the master servicer as a result of any such default at the  direction  of the holders of  certificates  evidencing  not less than 51% of the  aggregate  voting  rights of the issuing  entity, appointing a successor master servicer, and effecting any optional termination of the trust.

            The master  servicer will pay to the trustee  reasonable  compensation  for its services and reimburse the trustee for all  reasonable  expenses incurred or made by the trustee in accordance with any of the provisions of the pooling and servicing  agreement,  except any such expense as may arise from the  trustee's  negligence  or bad faith.  The master  servicer  has also  agreed to  indemnify  the trustee for any losses and  expenses  incurred  without negligence or willful misconduct on the trustee's part arising out of the acceptance and administration of the trust.

            The trustee may resign at any time,  in which event the  depositor  will be obligated to appoint a successor  trustee.  The  depositor  may also remove the trustee if the  trustee  ceases to be eligible to continue  as trustee  under the  pooling  and  servicing  agreement  or if the trustee  becomes insolvent.  Upon becoming aware of those  circumstances,  the depositor will be obligated to appoint a successor trustee. The trustee may also be removed at any time by the holders of  certificates  evidencing not less than 51% of the aggregate  voting rights in the related trust.  Any  resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

            Any costs associated with removing and replacing a trustee will be paid by the master servicer.

                                                         LEGAL PROCEEDINGS

            There are no material  pending legal or other  proceedings  involving the mortgage loans or  Residential  Funding  Company,  LLC, as sponsor and master servicer,  Residential Funding Mortgage Securities I, Inc. as depositor, the Trust as the issuing entity,  Homecomings,  as subservicer, or GMACM, as subservicer, that, individually or in the aggregate, would have a material adverse impact on investors in these certificates.

            Residential  Funding,  Homecomings and GMACM are currently parties to various legal proceedings arising from time to time in the ordinary course of their  businesses,  some of which purport to be class  actions.  Based on information  currently  available,  it is the opinion of  Residential  Funding,
Homecomings  and GMACM that the eventual  outcome of any currently  pending legal  proceeding,  individually  or in the aggregate,  will not have a material adverse effect on their ability to perform their obligations in relation to the mortgage loans. No assurance,  however,  can be given that the final outcome of these legal  proceedings,  if unfavorable,  either  individually or in the aggregate,  would not have a material  adverse impact on Residential  Funding,
Homecomings or GMACM. Any such unfavorable outcome could adversely affect the ability of Residential Funding Company,  LLC,  Homecomings or GMACM to perform its servicing  duties with respect to the mortgage  loans and  potentially  lead to the  replacement  of  Residential  Funding,  Homecomings or GMACM with a successor servicer.

                                              MATERIAL FEDERAL INCOME TAX CONSEQUENCES

            Upon the issuance of the  certificates,  Mayer,  Brown, Rowe & Maw LLP, counsel to the depositor,  will render an opinion,  with respect to each series of  certificates  to the effect that,  assuming  compliance  with all provisions of the related  pooling and servicing  agreement and other governing documents.,  for federal income tax purposes,  the portion of the trust consisting of the mortgage loans and certain other segregated  assets,  exclusive of any yield  maintenance  agreement,  any yield  maintenance  reserve fund and any Initial  Monthly Payment Fund, will qualify as one or more REMICs under the
Internal Revenue Code.

        For federal income tax purposes:

-           any Class R Certificates of a series will constitute a class of "residual interests" in a REMIC; and

-           each class of Senior Certificates,  other than the Class R Certificates, and the Class M Certificates and the Class B Certificates of any series will represent ownership of "regular interests" in a REMIC and will generally be treated as debt instruments of a REMIC.

            See "Material Federal Income Tax Consequences--REMICs" in the related base prospectus.

            For federal  income tax purposes,  each class of offered  certificates  of any series may be treated as having been issued with  original  issue discount.  The prepayment  assumption that will be used in determining the rate of accrual of original issue discount,  market discount and premium, if any, on any class of any series for federal income tax purposes will be based on the assumption that,  subsequent to the date of any  determination  the mortgage loans  included in the trust  established  for that  series  will prepay at a rate equal to the  prepayment  speed  assumption  set forth in the  prospectus supplement for that series.  No  representation  is made that the mortgage loans included in the trust  established for that series will prepay at that rate or at any other rate. See "Material Federal Income Tax  Consequences--General" and "--REMICs--Taxation of Owners of REMIC Regular  Certificates--Original  Issue
Discount" in the related base prospectus.

            The holders of offered  certificates  will be required to include in income  interest and any original issue discount on their  certificates  in accordance with the accrual method of accounting.

            The Internal Revenue Service,  or IRS, has issued original issue discount  regulations  under sections 1271 to 1275 of the Internal Revenue Code
(the "OID  regulations")  that address the treatment of debt  instruments  issued with original issue discount.  The OID  regulations  suggest that original issue discount with respect to securities  similar to the Variable Strip  Certificates that represent multiple  uncertificated  REMIC regular interests,  in which ownership  interests will be issued  simultaneously  to the same buyer,  should be computed on an aggregate method. In the absence of further guidance from the IRS,  original issue discount with respect to the  uncertificated  regular interests  represented by the Variable Strip  Certificates of any series will be  reported  to the IRS and the related  certificateholders  on an  aggregate  method  based on a single  overall  constant  yield and the  prepayment assumption stated above, treating all uncertificated regular interests as a single debt instrument as described in the OID regulations.

            If the method for computing  original issue discount  described in the term sheet  supplement no. 2 results in a negative  amount for any period with  respect to a  certificateholder,  the amount of original  issue  discount  allocable to that period  would be zero and the  certificateholder  will be permitted to offset that negative amount only against future original issue discount, if any, attributable to those certificates.

            In some  circumstances  the OID  regulations  permit the holder of a debt  instrument to recognize  original  issue discount under a method that differs from that used by the issuing  entity.  Accordingly,  it is possible that the holder of a  certificate  of any series may be able to select a method for recognizing  original issue discount that differs from that used by the master servicer in preparing reports to the related  certificateholders  and the
IRS.

            Some of the classes of offered  certificates  of any series may be treated for federal  income tax  purposes as having been issued at a premium.
Whether any holder of one of those  classes of  certificates  will be treated as holding a  certificate  with  amortizable  bond  premium will depend on the certificateholder's  purchase price and the distributions  remaining to be made on the certificate at the time of its acquisition by the  certificateholder.
Holders of those classes of any series of  certificates  should consult their tax advisors  regarding the possibility of making an election to amortize such premium.  See  "Material  Federal  Income Tax  Consequences--REMICs--Taxation  of Owners of REMIC  Regular  Certificates"  and  "--Premium" in the related base prospectus.

            The offered  certificates of any series will be treated as assets  described in Section  7701(a)(19)(C)  of the Internal  Revenue Code and "real estate assets" under Section  856(c)(4)(A)  of the Internal  Revenue Code generally in the same proportion that the assets of the trust would be so treated.
In addition,  interest on the offered  certificates  of any series,  exclusive  of any  interest  payable to a  certificate  related to a yield  maintenance agreement,  if any, in respect of amounts received  pursuant to such yield  maintenance  agreement,  will be treated as "interest on obligations  secured by mortgages on real property" under Section  856(c)(3)(B) of the Internal  Revenue Code generally to the extent that the offered  certificates  are treated as
"real estate assets" under Section  856(c)(4)(A) of the Internal Revenue Code.  Moreover,  the offered  certificates of any series,  other than any Residual
Certificates and, in the case of a certificate related to a yield maintenance agreement,  if any, exclusive of the portion thereof representing the right to receive payments received  pursuant to such yield  maintenance  agreement,  will be "qualified  mortgages"  within the meaning of Section  860G(a)(3) of the
Internal  Revenue Code if  transferred  to another REMIC on its startup day in exchange for a regular or residual  interest  therein.  However,  prospective investors in offered  certificates  of any series that will be generally  treated as assets  described in Section  860G(a)(3)  of the Internal  Revenue Code
should note that,  notwithstanding that treatment, any repurchase of a certificate of that series pursuant to the right of the master servicer to repurchase the offered  certificates of that series may adversely  affect any REMIC that holds the offered  certificates if the repurchase is made under  circumstances giving rise to a Prohibited  Transaction  Tax. See "The Pooling and  Servicing  Agreement--Termination"  in this term sheet  supplement  no. 2 and  "Material
Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the related base prospectus.

            For further information  regarding federal income tax consequences of investing in the offered certificates of any series, see "Material Federal
Income Tax Consequences--REMICs" in the related base prospectus.

                        SPECIAL TAX CONSIDERATIONS APPLICABLE TO EXCHANGEABLE CERTIFICATES

            For a discussion of special tax  considerations  applicable to any class of  Exchangeable  Certificates  for any series see "Federal  Income Tax
Consequences--Taxation of Classes of Exchangeable Certificates" in the related base prospectus.

                        SPECIAL TAX CONSIDERATIONS APPLICABLE TO RESIDUAL CERTIFICATES

            The IRS has issued  REMIC  regulations  under the  provisions  of the  Internal  Revenue  Code that  significantly  affect  holders of  Residual
Certificates of any series.  The REMIC regulations  impose  restrictions on the transfer or acquisition of some residual  interests,  including the Residual
Certificates.  The pooling and servicing agreement for any series includes other provisions regarding the transfer of Residual  Certificates of that series, including:

            o     the requirement that any transferee of a Residual Certificate provide an affidavit representing that the transferee;

            o     is not a disqualified organization;

            o     satisfies the requirement that the transferor is not acquiring the Residual Certificate on behalf of a disqualified organization;

            o     satisfies the requirement  that the transferor  will maintain that status and will obtain a similar  affidavit from any person to whom the transferee shall subsequently transfer a Residual Certificate;

            o     a provision that any transfer of a Residual Certificate to a disqualified organization shall be null and void; and

            o     a grant to the master  servicer of the right,  without notice to the holder or any prior holder,  to sell to a purchaser of its choice any
                  Residual Certificate that shall become owned by a disqualified organization despite the first two provisions above.

            In addition,  under the pooling and servicing  agreement for any series,  the Residual  Certificates  of that series may not be  transferred  to non-United States persons.

            The REMIC  regulations  also provide that a transfer to a United States person of "noneconomic"  residual  interests will be disregarded for all federal income tax purposes,  and that the purported  transferor of "noneconomic"  residual  interests will continue to remain liable for any taxes due with respect to the income on the residual  interests,  unless "no significant  purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC  regulations,  the Residual  Certificates of any series may constitute  noneconomic  residual  interests  during some or all of their terms for purposes of the REMIC regulations and, accordingly,  unless no significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Residual  Certificates of any series may be disregarded  and purported  transferors may remain liable for any taxes due relating to the income on the related Residual  Certificates.  All transfers of the Residual Certificates of any series will be restricted in accordance with the terms of the pooling and servicing  agreement for that series that are intended to reduce the possibility of any transfer of a Residual  Certificate  being disregarded to the extent that the Residual Certificates constitute noneconomic residual interests. See "Material Federal Income Tax  Consequences--REMICs--Taxation  of Owners of REMIC
Residual Certificates--Noneconomic REMIC Residual Certificates" in the related base prospectus.

            The IRS has issued final REMIC  regulations that add to the conditions  necessary to assure that a transfer of a non-economic  residual interest would be respected.  The additional  conditions require that in order to qualify as a safe harbor transfer of a residual,  the transferee  represent that it will not cause the income "to be attributable to a foreign permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S.  taxpayer" and either (i) the amount received by the transferee be no less on a present value basis than the present value of the net tax detriment  attributable to holding the residual  interest reduced by the present value of the projected  payments to be received on the residual interest or (ii) the transfer is to a domestic  taxable  corporation  with  specified  large  amounts of gross and net assets and that meets  certain  other requirements  where agreement is made that all future  transfers will be to taxable  domestic  corporations in transactions  that qualify for the same "safe harbor" provision.  Eligibility for the safe harbor requires,  among other things,  that the facts and circumstances  known to the transferor at the time of transfer not indicate to a reasonable  person that the taxes with respect to the residual  interest will not be paid, with an unreasonably  low cost for the transfer specifically  mentioned as negating eligibility.  The regulations generally apply to transfers of residual interests occurring on or after February
4, 2000. See "Material Federal Income Tax  Consequences--REMICs--Taxation  of Owners of REMIC Residual  Certificates--Noneconomic  REMIC Residual Certificates"
in the related base prospectus.

            The IRS has issued final REMIC  regulations that add to the conditions  necessary to assure that a transfer of a non-economic  residual interest would be respected.  The additional  conditions require that in order to qualify as a safe harbor transfer of a residual,  the transferee  represent that it will not cause the income "to be attributable to a foreign permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S.  taxpayer" and either (i) the amount received by the transferee be no less on a present value basis than the present value of the net tax detriment  attributable to holding the residual  interest reduced by the present value of the projected  payments to be received on the residual interest or (ii) the transfer is to a domestic  taxable  corporation  with  specified  large  amounts of gross and net assets and that meets  certain  other requirements  where agreement is made that all future  transfers will be to taxable  domestic  corporations in transactions  that qualify for the same "safe harbor" provision.  Eligibility for the safe harbor requires,  among other things,  that the facts and circumstances  known to the transferor at the time of transfer not indicate to a reasonable  person that the taxes with respect to the residual  interest will not be paid, with an unreasonably  low cost for the transfer specifically  mentioned as negating eligibility.  The regulations generally apply to transfers of residual interests occurring on or after February
4, 2000. See "Material Federal Income Tax  Consequences--REMICs--Taxation  of Owners of REMIC Residual  Certificates--Noneconomic  REMIC Residual Certificates"
in the related base prospectus.

            The Residual  Certificateholders of any series may be required to report an amount of taxable income with respect to, in particular, the earlier accrual periods of the term of the REMICs that significantly exceeds the amount of cash distributions received by the Residual  Certificateholders  from the
REMICs with respect to those periods.  Furthermore,  the tax on that income may exceed the cash distributions  with respect to those periods.  Consequently,
Residual  Certificateholders  of any series should have other sources of funds  sufficient to pay any federal  income taxes due in the earlier years of each
REMIC's term as a result of their ownership of the Residual  Certificates.  In addition,  the required inclusion of this amount of taxable income during the
REMICs'  earlier  accrual  periods and the deferral of  corresponding  tax losses or deductions  until later  accrual  periods or until the ultimate sale or disposition of a Residual  Certificate,  or possibly later under the "wash sale" rules of Section 1091 of the Internal  Revenue Code, may cause the Residual
Certificateholders'  after-tax rate of return to be zero or negative even if the Residual  Certificateholders'  pre-tax rate of return is positive. That is, on a present value basis, the Residual  Certificateholders'  resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on the Residual Certificates over their life.

            Effective August 1, 2006, temporary  regulations issued by the Internal Revenue Service (the "Temporary  regulations") have modified the general rule that excess  inclusions from a REMIC residual  interest are not includible in the income of a foreign person (or subject to withholding tax) until paid or distributed.  The new regulations  accelerate the time both for reporting of, and withholding tax on, excess  inclusions  allocated to the foreign equity holders of partnerships and certain other  pass-through  entities.  The new rules also provide that excess inclusions are United States sourced income.  The timing rules apply to a particular  residual  interest and a particular  foreign person, if the first allocation of income from the residual interest to the foreign person occurs after July 31, 2006.  The source rules apply for taxable years ending after August 1, 2006.

            Under the Temporary  regulations,  in the case of REMIC residual interests held by a foreign person through a partnership,  the amount of excess inclusion income allocated to the foreign partner is deemed to be received by the foreign partner on the last day of the  partnership`s  taxable year except to the extent that the excess  inclusion was required to be taken into account by the foreign  partner at an earlier time under section  860G(b) of the Code as a result of a distribution by the partnership to the foreign partner or a disposition in whole or in part of the foreign  partner's  indirect interest in the REMIC residual  interest.  A disposition in whole or in part of the foreign  partner's  indirect  interest in the REMIC residual interest may occur as a result of a termination of the REMIC, a disposition of the partnership's  residual interest in the REMIC, a disposition of the foreign partner's interest in the  partnership,  or any other  reduction in the foreign  partner's  allocable  share of the portion of the REMIC net income or deduction  allocated to the partnership.

            Similarly,  in the case of a residual  interest  held by a foreign  person as a  shareholder  of a real  estate  investment  trust or  regulated investment company, as a participant in a common trust fund or as a patron in an organization  subject to part I of subchapter T (cooperatives),  the amount of excess  inclusion  allocated  to the foreign  person  must be taken into income at the same time that other  income  from the trust,  company,  fund,  or organization would be taken into account.

            Under the  Temporary  regulations,  excess  inclusions  allocated  to a foreign  person  (whether  as a partner  or holder of an  interest  in a pass-through  entity) are expressly  made subject to  withholding  tax. In addition,  in the case of excess  inclusions  allocable to a foreign  person as a partner, the Temporary regulations eliminate an important exception to the withholding  requirements under which a withholding agent unrelated to a payee is obligated to withhold on a payment only to the extent that the  withholding  agent has control over the payee's money or property and knows the facts giving rise to the payment.

            An individual,  trust or estate that holds,  whether directly or indirectly through certain  pass-through  entities,  a Residual Certificate may have significant  additional gross income with respect to, but may be limited on the deductibility of, servicing and trustee's fees and other administrative expenses properly allocable to each REMIC in computing the  certificateholder's  regular tax liability and will not be able to deduct those fees or expenses to any extent in computing the  certificateholder's  alternative  minimum tax liability.  See "Material Federal Income Tax  Consequences--REMICs--Taxation  of
Owners of REMIC Residual Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" in the related base prospectus.

            The IRS has issued final  regulations  relating to the federal income tax treatment of "inducement fees" received by transferees of non-economic
REMIC residual  interests.  The regulations  provide tax accounting rules for the inclusion of such fees in income over an appropriate  period,  and clarify that  inducement  fees represent  income from sources  within the United States.  These rules apply to taxable years ending on or after May 11, 2004. On the same date, the IRS issued  administrative  guidance  addressing the procedures by which  transferees of such REMIC residual  interests may obtain consent to change the method of  accounting  for REMIC  inducement  fee income to one of the  methods  provided in the  regulations.  Prospective  purchasers  of REMIC residual certificates should consult with their tax advisors regarding the effect of these regulations and the related administrative guidance.

            Residential Funding will be designated as the "tax matters person" with respect to each REMIC as defined in the REMIC Provisions,  as defined in the related base prospectus, and in connection therewith will be required to hold not less than 0.01% of the Residual Certificates.

            Purchasers  of the  Residual  Certificates  of any series are  strongly  encouraged  to consult  their tax  advisors as to the  economic and tax consequences of investment in the Residual Certificates of that series.

            For further  information  regarding the federal income tax  consequences of investing in the Residual  Certificates of any series,  see "Certain
Yield and Prepayment  Considerations--Additional Yield Considerations Applicable Solely to the Residual Certificates" in this term sheet supplement no. 2 and
"Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the related base prospectus.

                        TAX RETURN DISCLOSURE AND INVESTOR LIST REQUIREMENTS

            Recent Treasury  pronouncements  directed at abusive tax shelter  activity appear to apply to transactions  not  conventionally  regarded as tax shelters.  Regulations  require taxpayers to report certain disclosures on IRS form 8886 if they participate in a "reportable  transaction."  Organizers and sellers of the transaction are required to maintain records including investor lists containing identifying  information and to furnish those records to the
IRS upon demand.  A transaction may be a "reportable  transaction"  based upon any of several  indicia,  one or more of which may be present with respect to your  investment  in the  Certificates.  Congress has enacted  provisions  that impose  significant  penalties  for failure to comply with these  disclosure requirements.  Investors in Residual  Certificates  are encouraged to consult their own tax advisers  concerning  any possible  disclosure  obligation  with respect to their  investment,  and should be aware that the issuing entity and other  participants in the transaction  intend to comply with such disclosure and investor list maintenance requirements as they determine apply to them with respect to this transaction.

                        STATE AND OTHER TAX CONSEQUENCES

            In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences,"  potential investors should consider the  state and local tax  consequences  of the  acquisition,  ownership,  and  disposition  of the  certificates  of any  series.  State tax law may  differ substantially  from the  corresponding  federal tax law,  and the  discussion  above does not purport to describe any aspect of the tax laws of any state or other  jurisdiction.  Therefore,  prospective  investors  should  consult  their tax  advisors  about the various tax  consequences  of  investments  in the certificates of any series.

                                                                                  USE OF PROCEEDS

            The net proceeds from the sale of the offered  certificates of any series to the underwriter or the  underwriters for any series will be paid to the  depositor.  The  depositor  will use the proceeds to purchase  the  mortgage  loans  included in the trust  established  for that series or for general corporate purposes.

                                                                               METHOD OF DISTRIBUTION

            In accordance with the terms and conditions of any related  underwriting  agreement for any series, each underwriter set forth in the prospectus supplement for that series with respect to any class of offered  certificates  of that series will serve as an  underwriter  for each  applicable  class set forth in the prospectus  supplement for that series and will agree to purchase and the depositor to sell each applicable class of those Senior  Certificates and Class M  Certificates,  except that a de minimis  portion of the Residual  Certificates  of that series will be retained by  Residential  Funding.  Each applicable  class of  certificates  of any series being sold to an  underwriter  are referred to as the  underwritten  certificates  for that series.  It is expected that delivery of the underwritten  certificates for any series, other than the Residual Certificates,  will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and that the delivery of the Residual  Certificates for any series,  other than the de minimis portion retained by  Residential  Funding,  will be made at the offices of the  applicable  underwriter  on the closing date for that  series,  against  payment  therefor in immediately available funds.

            In connection with the underwritten  certificates of any series, each underwriter has agreed, in accordance with the terms and conditions of the related  underwriting  agreement for that series,  to purchase all of each applicable class of the  underwritten  certificates of that series if any of that class of the underwritten certificates of that series are purchased thereby.

            Any related  underwriting  agreement for any series  provides  that the  obligation of the  underwriter  to pay for and accept  delivery of each applicable  class of the  underwritten  certificates of that series is subject to, among other things,  the receipt of legal opinions and to the conditions, among others,  that no stop order suspending the  effectiveness of the depositor's  registration  statement shall be in effect,  and that no proceedings for that purpose shall be pending before or threatened by the Securities and Exchange Commission.

            The distribution of the underwritten  certificates of any series by any applicable  underwriter may be effected from time to time in one or more negotiated  transactions,  or otherwise, at varying prices to be determined at the time of sale. Proceeds to the depositor from the sale of the underwritten certificates for any series, before deducting expenses payable by the depositor, shall be set forth in the prospectus supplement for that series.

            The underwriter for any class of any series may effect these transactions by selling the applicable  underwritten  certificates of any series to or through dealers,  and those dealers may receive compensation in the form of underwriting  discounts,  concessions or commissions from the underwriter for whom they act as agent. In connection with the sale of the applicable underwritten  certificates of any series, the underwriter for any class of that series may be deemed to have received  compensation from the depositor in the form of underwriting  compensation.  The underwriter and any dealers that participate with the underwriter in the  distribution of the  underwritten  certificates of any series are also  underwriters of that series under the Securities Act of
1933. Any profit on the resale of the underwritten  certificates of that series positioned by an underwriter would be underwriting  compensation in the form of underwriting discounts and commissions under the Securities Act.

            Each underwriting agreement for any series will provide that the depositor will indemnify the underwriter,  and that under limited circumstances the underwriter will indemnify the depositor,  against some liabilities  under the Securities Act, or contribute to payments  required to be made in respect thereof.

            There is  currently  no  secondary  market for the offered  certificates.  The  underwriter  for any series may make a  secondary  market in the underwritten  certificates of that series but is not obligated to do so. There can be no assurance that a secondary  market for the offered  certificates of any series will develop or, if it does develop, that it will continue. The offered certificates will not be listed on any securities exchange.

            The primary  source of  information  available to investors  concerning the offered  certificates  of any series will be the monthly  statements discussed in the related base prospectus  under  "Description of the  Certificates--Reports  to  Certificateholders"  and in this term sheet supplement no. 2 under "Pooling and Servicing  Agreement--Reports to  Certificateholders,"  which will include information as to the outstanding principal balance or notional amount of the offered  certificates  of that series.  There can be no assurance that any additional  information  regarding the offered  certificates of any series will be available through any other source.  In addition,  the depositor is not aware of any source through which price information about the offered certificates  will be available on an ongoing basis.  The limited nature of this  information  regarding the offered  certificates  may adversely affect the liquidity of the offered certificates for any series, even if a secondary market for the offered certificates for any series becomes available.

            Residential  Funding  Securities,  LLC is an affiliate of the master servicer and the depositor.  Residential  Funding  Securities,  LLC is also known as GMAC RFC Securities.

                                                                                   LEGAL OPINIONS

            Certain legal matters relating to the certificates of any series will be passed upon for the depositor and Residential Funding Securities,  LLC, if it is an underwriter of that series,  by Mayer,  Brown, Rowe & Maw LLP, New York, New York and for any underwriters of that series other than Residential
Funding Securities, LLC, by Sidley Austin LLP, New York, New York.

                                                                                      RATINGS

            It is a condition of the issuance of the offered  certificates of any series that each class of offered  certificates of that series be assigned at least the ratings  designated  in the final term sheet for that class of  certificates  by one or more rating  agencies  including  that they be rated by
Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc., Standard & Poor's or S&P, Moody's Investors Service, Inc. or Moody's or Fitch Ratings or
Fitch.

            Standard & Poor's  ratings on mortgage  pass-through  certificates  address the  likelihood  of the  receipt by  certificateholders  of payments required under the related pooling and servicing  agreement.  Standard & Poor's ratings take into  consideration  the credit quality of the related mortgage pool,  structural and legal aspects  associated with the related  certificates,  and the extent to which the payment stream in the related  mortgage pool is adequate to make payments required under the related  certificates.  Standard & Poor's ratings on the offered  certificates of any series will not, however, constitute a statement  regarding  frequency of prepayments on the related  mortgage loans. See "Certain Yield and Prepayment  Considerations"  in this term sheet supplement no. 2. The rating on the Residual  Certificates only addresses the return of its Certificate Principal Balance and interest on the Residual
Certificates at the related pass-through rate.

            The ratings  assigned by Moody's to mortgage  pass through  certificates  address the  likelihood  of the receipt by  certificateholders  of all distributions  to which they are entitled under the related  pooling and servicing  agreement.  Moody's ratings reflect its analysis of the riskiness of the related  mortgage loans and the structure of the  transaction as described in related  pooling and servicing  agreement.  Moody's ratings do not address the effect on the  certificates'  yield  attributable  to prepayments or recoveries on the related  mortgage  loans.  Further,  the ratings on the Interest Only
Certificates of any series do not address whether  investors  therein will recoup their initial  investments.  The rating on the Principal Only Certificates of any series only addresses the return of its  Certificate  Principal  Balance.  The rating on the Residual  Certificates  of any series only addresses the return of its Certificate Principal Balance and interest on the Residual Certificates at the related pass through rate.

            The  ratings  assigned  by Fitch to mortgage  pass-through  certificates  address the  likelihood  of the receipt by  certificateholders  of all distributions to which they are entitled under the transaction  structure.  Fitch's ratings reflect its analysis of the riskiness of the underlying mortgage loans and the structure of the transaction as described in the operative  documents.  Fitch's ratings do not address the effect on the  certificates'  yield attributable to prepayments or recoveries on the underlying  mortgage loans.  Further,  the ratings on any Interest Only Certificates do not address whether investors  therein will recoup their initial  investments.  The rating on any  Principal  Only  Certificates  only  addresses the return of its  Certificate
Principal  Balance.  The rating on any class of Residual  Certificates  only addresses the return of its Certificate  Principal Balance and interest on that class Residual Certificates at the related pass-through rate.

            Except as is otherwise  set forth in the  prospectus  supplement  for that series,  the ratings by each rating  agency rating a class of Insured
Certificates of any series will be determined without regard to the related financial guaranty insurance policy.

            There can be no  assurance  as to whether any rating  agency other than the rating  agencies  designated  in the final term sheet for a class of certificates will rate the Senior  Certificates or the Class M Certificates of any series, or, if it does, what rating would be assigned by any other rating agency. A rating on the certificates of any series by another rating agency,  if assigned at all, may be lower than the ratings assigned to the Certificates of that series by the rating agency or rating agencies requested by the Depositor to rate those certificates.

            A security  rating is not a  recommendation  to buy,  sell or hold  securities  and may be subject to revision or  withdrawal at any time by the assigning  rating  organization.  Each security  rating should be evaluated  independently  of any other security  rating.  The ratings of any Interest Only
Certificates of any series do not address the possibility  that the holders of those  certificates may fail to fully recover their initial  investments.  In the event that the ratings  initially  assigned to the offered  certificates of any series are subsequently  lowered for any reason,  no person or entity is obligated to provide any additional support or credit enhancement with respect to the offered certificates.

            The fees paid by the depositor to the rating  agencies at closing  include a fee for ongoing  surveillance by the rating agencies for so long as any certificates are  outstanding.  However,  the rating agencies are under no obligation to the depositor to continue to monitor or provide a rating on the certificates.

                                                                                  LEGAL INVESTMENT

            The  prospectus  supplement  for any series will set forth the offered  certificates  of that series  which will  constitute  "mortgage  related securities" for purposes of SMMEA so long as they are rated in at least the second highest rating category by one of the rating agencies,  and, as such, are legal  investments  for some  entities to the extent  provided in SMMEA.  SMMEA  provides,  however,  that states  could  override its  provisions  on legal investment and restrict or condition  investment in mortgage related  securities by taking statutory action on or prior to October 3, 1991. Some states have enacted  legislation  which overrides the preemption  provisions of SMMEA.  The remaining  classes of  certificates  will not constitute  "mortgage  related securities" for purposes of SMMEA.

            The depositor  makes no  representations  as to the proper  characterization  of any class of the offered  certificates  of any series for legal investment or other purposes,  or as to the ability of particular investors to purchase any class of the offered certificates of any series under applicable legal investment  restrictions.  These  uncertainties  may adversely affect the liquidity of any class of offered  certificates of any series.  Accordingly, all institutions whose investment  activities are subject to legal investment laws and regulations,  regulatory capital requirements or review by regulatory authorities  should  consult  with their legal  advisors in  determining  whether  and to what  extent any class of the offered  certificates  of any series constitutes a legal investment or is subject to investment, capital or other restrictions.  See "Legal Investment Matters" in the related base prospectus.

                                                                    ERISA CONSIDERATIONS

            A fiduciary of any ERISA plan, any insurance  company,  whether through its general or separate  accounts,  or any other person  investing ERISA plan assets of any ERISA plan, as defined under "ERISA  Considerations--Plan Asset Regulations" in the related base prospectus,  should carefully review with its legal advisors  whether the purchase or holding of the offered  certificates of any series could give rise to a transaction  prohibited or not otherwise permissible  under  ERISA or Section  4975 of the  Internal  Revenue  Code.  The  purchase  or holding of the Class A  Certificates,  as well as the Class M
Certificates  of any series,  by or on behalf of, or with ERISA plan assets of, an ERISA plan may qualify for exemptive  relief under the RFC exemption,  as described  under "ERISA  Considerations--Considerations  for ERISA Plans  Regarding the Purchase of  Certificates--Prohibited  Transaction  Exemptions" in the
related base prospectus provided those certificates are rated at least "BBB-" (or its equivalent) by Standard & Poor's,  Moody's or Fitch Ratings, or Fitch,
at the time of  purchase.  The RFC  exemption  contains  a number of other  conditions  which  must be met for the RFC  exemption  to apply,  including  the requirement  that any ERISA plan must be an  "accredited  investor" as defined in Rule  501(a)(1) of  Regulation D under the  Securities  Act. The depositor expects  that the specific  conditions  of the RFC  exemption  should be satisfied  with respect to the offered  certificates  of any series so that the RFC exemption should provide an exemption,  from the application of the prohibited  transaction  provisions of Sections  406(a),  406(b) and 407(a) of ERISA and
Section 4975(c) of the Internal  Revenue Code, for  transactions in connection with the servicing,  management and operation of the assets held by the trust established for that series, provided that the general conditions of the RFC exemption are satisfied.

            Each  beneficial  owner of Class M  Certificates  of any series or any interest  therein shall be deemed to have  represented,  by virtue of its acquisition  or holding of such  certificate  or any  interest  therein,  that  either  (i) it is not an ERISA plan or an ERISA plan  investor;  (ii) it has acquired and is holding such Class M  Certificates  in reliance on the RFC  exemption,  and that it  understands  that there are certain  conditions  to the availability  of the RFC  exemption,  including  that the Class M  Certificates  must be rated,  at the time of  purchase,  not lower  than  "BBB-"  (or its equivalent)  by Standard & Poor's,  Fitch,  Moody's,  DBRS Limited or DBRS,  Inc; or (iii) (1) it is an insurance  company,  (2) the source of funds used to acquire or hold the certificate or any interest  therein is an "insurance  company  general  account," as such term is defined in Section V(e) of Prohibited
Transaction  Class  Exemption,  or PTCE,  95-60,  and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (iii), a "Complying Insurance Company").

            If any Class M Certificate of any series or any interest  therein is acquired or held in violation of the conditions  described in the preceding paragraph,  the next preceding  permitted  beneficial owner will be treated as the beneficial owner of that Class M Certificate,  retroactive to the date of transfer to the purported  beneficial  owner. Any purported  beneficial  owner whose  acquisition or holding of any such certificate or any interest therein was effected in violation of the conditions  described in the preceding paragraph shall indemnify and hold harmless the depositor,  the trustee,  the master servicer,  any subservicer,  the underwriters and the trust for that series from and against any and all liabilities,  claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

            If an allowable  combination of Exchangeable  Certificates  or Exchanged  Certificates  is exchanged for its related  Exchanged  Certificates or
Exchangeable  Certificates,  as applicable, as shown in the related prospectus supplement, the class of certificates received in the exchange is expected to be eligible for exemptive relief under the RFC exemption to the extent that the class of certificates is rated, at the time of the exchange,  not lower than
"BBB-" (or its equivalent) by S&P, Fitch,  Moody's, DBRS Limited or DBRS, Inc. The purchase,  sale or holding of any Exchangeable  Certificates or Exchanged
Certificates  received in an exchange that are not eligible for exemptive  relief under the RFC  exemption  may give rise to prohibited  transactions  if an
ERISA plan and a "party in interest" as defined in Section 3(14) of ERISA or "disqualified  person" as defined in Section 4975(e)(2) of the Internal Revenue
Code with  respect  to such ERISA  plan are  involved  in the  transaction.  Each  purchaser  of such  ineligible  Exchangeable  Certificates  or  Exchanged
Certificates shall be deemed to have represented,  by virtue of its acquisition or holding of such certificate or an interest therein, that either (i) it is not an ERISA plan or an ERISA plan investor;  (ii) it is a Complying Insurance Company;  or (iii) it has provided the depositor,  the trustee and the master servicer with an opinion of counsel  acceptable to and in form and substance  satisfactory  to those  entities,  which opinion will not be at the expense of those  entities,  that the purchase and holding of such  Certificates  by or on behalf of those  entities is  permissible  under  applicable  law,  will not constitute  or result in a non-exempt  prohibited  transaction  under ERISA or Section 4975 of the Internal  Revenue Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the depositor,  the trustee or the master servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Internal Revenue Code) in addition to those undertaken in the related pooling and servicing agreement.

            Because the  exemptive  relief  afforded by the RFC  exemption or any similar  exemption  that might be  available  will not likely apply to the purchase,  sale or holding of the Residual Certificates of any series,  transfers of those certificates to any ERISA plan investor will not be registered by the trustee  unless the  transferee  provides the depositor,  the trustee and the master  servicer with an opinion of counsel  acceptable to and in form and substance  satisfactory to those entities,  which opinion will not be at the expense of those entities, to the effect that the purchase and holding of those certificates by or on behalf of the ERISA plan investor:

o     is permissible under applicable law;

o     will not  constitute  or result in a  non-exempt  prohibited  transaction  under ERISA or Section 4975 of the  Internal  Revenue  Code (or  comparable provisions of any subsequent enactments); and

o     will not subject the depositor,  the trustee or the master servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Internal Revenue Code) in addition to those undertaken in the related pooling and servicing agreement.

            As discussed in greater detail above under "Description of the Mortgage  Pool--Sharia Mortgage Loans", the trust will include certain residential financing  transactions,  referred to as Sharia Mortgage Loans,  that are structured so as to be permissible  under Islamic law utilizing  declining balance co-ownership  structures.  The DOL has not specifically considered the eligibility or treatment of Sharia Mortgage Loans under the RFC exemption,  including whether they would be treated in the same manner as other  single  family  residential  mortgages.  However,  since the remedies in the event of default and certain other provisions of the Sharia Mortgage Loans held by the trust are similar to the remedial and other  provisions in the residential  mortgage loans contemplated  by the DOL at time the RFC exemption  was granted,  the depositor  believes that the Sharia  Mortgage  Loans should be treated as other single family residential mortgages under the RFC exemption.

            Any  fiduciary or other  investor of ERISA plan assets that proposes to acquire or hold the offered  certificates  of any series on behalf of or with ERISA plan assets of any ERISA plan should consult with its counsel with respect to: (i) whether the general  conditions and the other  requirements in the RFC exemption would be satisfied,  or whether any other  prohibited  transaction  exemption  would apply,  and (ii) the potential  applicability  of the general fiduciary  responsibility  provisions of ERISA and the prohibited  transaction  provisions of ERISA and Section 4975 of the Internal Revenue Code to
the proposed investment.  See "ERISA Considerations" in the related base prospectus.

            The sale of any of the  offered  certificates  of any  series  to an ERISA  plan is in no  respect  a  representation  by the  depositor  or the underwriters  of that  certificate  that such an investment  meets all relevant legal  requirements  relating to investments by ERISA plans generally or any particular ERISA plan, or that such an investment is appropriate for ERISA plans generally or any particular ERISA plan.

                                                      RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                                                   MORTGAGE PASS-THROUGH CERTIFICATES FOR THE SA PROGRAM

                                                                    (ISSUABLE IN SERIES)

                                                                TERM SHEET SUPPLEMENT NO. 2

YOU SHOULD RELY ONLY ON THE  INFORMATION  CONTAINED OR  INCORPORATED  BY REFERENCE IN THIS TERM SHEET  SUPPLEMENT NO. 2, THE  PROSPECTUS  SUPPLEMENT FOR THE
RELEVANT SERIES AND THE RELATED BASE PROSPECTUS.  WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION.

WE ARE NOT OFFERING THE CERTIFICATES OFFERED HEREBY IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.